                                                                   EXHIBIT 10.36

                               CREDIT AGREEMENT

                          dated as of August 28, 2000

                                     among

                    CRICKET COMMUNICATIONS HOLDINGS, INC.,

                         CRICKET COMMUNICATIONS, INC.,

                           The Lenders Party Hereto,

                                      and

                             NORTEL NETWORKS INC.,
                            as Administrative Agent

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                         Page
                                                                                                                         ----
ARTICLE I - Definitions..........................................................................................          1
         Section 1.01      Defined Terms.........................................................................          1
         Section 1.02      Classification of Loans and Borrowings................................................         25
         Section 1.03      Terms Generally.......................................................................         25
         Section 1.04      Accounting Terms; GAAP; Consolidation of License Subsidiaries.........................         25

ARTICLE II - The Loans...........................................................................................         26
         Section 2.01      Commitments...........................................................................         26
         Section 2.02      Loans and Borrowings..................................................................         26
         Section 2.03      Requests for Borrowings...............................................................         27
         Section 2.04      Funding of Borrowings.................................................................         28
         Section 2.05      Interest Elections....................................................................         29
         Section 2.06      Termination and Reduction of Commitments..............................................         30
         Section 2.07      Repayment of Loans; Evidence of Debt..................................................         30
         Section 2.08      Amortization of Loans.................................................................         31
         Section 2.09      Prepayment of Loans...................................................................         32
         Section 2.10      Fees..................................................................................         34
         Section 2.11      Interest..............................................................................         35
         Section 2.12      Alternate Rate of Interest............................................................         35
         Section 2.13      Increased Costs.......................................................................         36
         Section 2.14      Break Funding Payments................................................................         37
         Section 2.15      Taxes.................................................................................         37
         Section 2.16      Payments Generally; Pro Rata Treatment; Sharing of Set-Offs...........................         38
         Section 2.17      Mitigation Obligations; Replacement of Lenders........................................         39

ARTICLE III - Representations and Warranties.....................................................................         40
         Section 3.01      Organization; Powers..................................................................         40
         Section 3.02      Authorization; Enforceability.........................................................         40
         Section 3.03      Governmental Approvals; No Conflicts..................................................         41
         Section 3.04      Financial Condition; No Material Adverse Change.......................................         41
         Section 3.05      Properties and Licenses...............................................................         41
         Section 3.06      Litigation and Environmental Matters..................................................         42
         Section 3.07      Compliance with Laws and Agreements...................................................         43
         Section 3.08      Investment and Holding Company Status.................................................         43
         Section 3.09      Taxes.................................................................................         43
         Section 3.10      ERISA.................................................................................         43
         Section 3.11      Disclosure............................................................................         43
         Section 3.12      Subsidiaries..........................................................................         44
         Section 3.13      Insurance.............................................................................         44
         Section 3.14      Labor Matters.........................................................................         44
         Section 3.15      Purchase Agreement....................................................................         44
         Section 3.16      Year 2000.............................................................................         44

CREDIT AGREEMENT - Page i

         Section 3.17      Certain Matters Relating to ChaseTel..................................................         44
         Section 3.18      Other Credit Agreements...............................................................         45
         Section 3.19      Eligible Secured Debt.................................................................         45

ARTICLE IV - Conditions..........................................................................................         45
         Section 4.01      Effective Date........................................................................         45
         Section 4.02      Initial Availability Date.............................................................         46
         Section 4.03      [Reserved]............................................................................         48
         Section 4.04      Each Borrowing........................................................................         48

ARTICLE V - Affirmative Covenants................................................................................         48
         Section 5.01      Financial Statements and Other Information............................................         48
         Section 5.02      Notices of Material Events............................................................         50
         Section 5.03      Information Regarding Collateral......................................................         51
         Section 5.04      Existence; Conduct of Business........................................................         51
         Section 5.05      Payment of Obligations................................................................         52
         Section 5.06      Maintenance of Properties.............................................................         52
         Section 5.07      Insurance.............................................................................         52
         Section 5.08      Books and Records; Inspection Rights..................................................         53
         Section 5.09      Compliance with Laws and Agreements...................................................         53
         Section 5.10      Use of Proceeds.......................................................................         53
         Section 5.11      Additional Subsidiaries...............................................................         53
         Section 5.12      Further Assurances....................................................................         53
         Section 5.13      Casualty and Condemnation.............................................................         54
         Section 5.14      Interest Rate Protection..............................................................         55
         Section 5.15      Intercompany Agreements...............................................................         55
         Section 5.16      Agreement regarding FCC Licenses......................................................         55
         Section 5.17      Subordination of ChaseTel Earnout.....................................................         55

ARTICLE VI - Negative Covenants..................................................................................         55
         Section 6.01      Indebtedness; Preferred Stock.........................................................         55
         Section 6.02      Liens.................................................................................         57
         Section 6.03      Fundamental Changes; Corporate Structure..............................................         58
         Section 6.04      Investments, Loans, Advances, Guarantees and Acquisitions; Asset Sales................         59
         Section 6.05      Hedging Agreements....................................................................         60
         Section 6.06      Restricted Payments...................................................................         60
         Section 6.07      Transactions with Affiliates..........................................................         61
         Section 6.08      Restrictive Agreements................................................................         62
         Section 6.09      Repayment of Indebtedness.............................................................         62
         Section 6.10      Intercompany Agreements...............................................................         62
         Section 6.11      Limitation on Sale-Leaseback Transactions.............................................         62
         Section 6.12      Equipment Site Interests and Real Estate Subsidiaries.................................         62
         Section 6.13      FCC Licenses and License Subsidiaries.................................................         62
         Section 6.14      Amendment of Material Documents.......................................................         63
         Section 6.22      Activities of Holdings................................................................         68

CREDIT AGREEMENT - Page ii

         Section 6.24      Additional Requirements regarding Permitted Indebtedness and Liens....................         68

ARTICLE VII - Events of Default..................................................................................         68

ARTICLE VIII - The Agents........................................................................................         71

ARTICLE IX - Miscellaneous.......................................................................................         73
         Section 9.01      Notices...............................................................................         73
         Section 9.02      Waivers; Amendments...................................................................         74
         Section 9.03      Expenses; Indemnity; Damage Waiver. ..................................................         75
         Section 9.04      Successors and Assigns................................................................         76
         Section 9.05      Survival..............................................................................         79
         Section 9.06      Counterparts; Integration; Effectiveness..............................................         79
         Section 9.07      Severability..........................................................................         79
         Section 9.08      Right of Setoff.......................................................................         79
         Section 9.09      Governing Law; Jurisdiction; Consent to Service of Process............................         80
         Section 9.10      WAIVER OF JURY TRIAL..................................................................         80
         Section 9.11      Headings..............................................................................         81
         Section 9.12      Confidentiality.......................................................................         81
         Section 9.13      Interest Rate Limitation..............................................................         81
         Section 9.14      Amendments to Other Credit Agreements.................................................         82
         Section 9.15      Parent Indenture Exception............................................................         83

                               INDEX TO EXHIBITS
                               -----------------

Exhibit A       -     Form of Assignment and Acceptance Agreement
Exhibit B       -     Form of Amended and Restated Collateral Agency Agreement
Exhibit C       -     Form of Amendment to Indemnity, Subrogation and
                      Contribution Agreement
Exhibit D       -     Form of Parent Agreement
Exhibit E       -     Form of Parent Guarantee
Exhibit F       -     Form of Perfection Certificate
Exhibit G       -     Form of Amendment to Subordination Agreement

                               INDEX TO SCHEDULES
                               ------------------

Schedule 2.01        -     Commitments
Schedule 3.05A       -     Real Property
Schedule 3.05B       -     Licenses
Schedule 3.06        -     Disclosed Matters
Schedule 3.12        -     Subsidiaries
Schedule 3.13        -     Insurance
Schedule 6.01        -     Existing Indebtedness
Schedule 6.02        -     Existing Liens
Schedule 6.08        -     Existing Restrictions

CREDIT AGREEMENT - Page iii

                               CREDIT AGREEMENT
                               ----------------

          CREDIT AGREEMENT dated as of August 28, 2000, among CRICKET COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, CRICKET COMMUNICATIONS, INC., a Delaware corporation, the LENDERS party hereto, and NORTEL NETWORKS INC., as Administrative Agent.

     The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01  Defined Terms.  As used in this Agreement, the following
                   -------------
terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to the fact
      ---
that such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Adjusted LIBO Rate" means, with respect to any LIBOR Borrowing for any
      ------------------
Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative Agent" means Nortel Networks, in its capacity as
      --------------------
administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an administrative questionnaire in a
      ----------------------------
form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Agents" means the Administrative Agent and the Collateral Agent.
      ------

     "Alternate Base Rate" means, for any day, a rate per annum equal to the
      -------------------
greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Annualized EBITDA" means, as of any date, (a) Consolidated EBITDA for the
      -----------------
period of two consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal

CREDIT AGREEMENT - Page 1
quarter, then for the period of two consecutive fiscal quarters most recently ended prior to such date), multiplied by (b) two.

     "Applicable Margin" means, for any day, the applicable rate per annum set
      -----------------
forth below under the caption "ABR Margin" or "Eurodollar Margin", as the case
                               ----------      -----------------
may be, based on the Leverage Ratio as of the most recent determination date:


--------------------------------------------------------------------------------------------------
                        Leverage Ratio                  ABR Margin            Eurodollar Margin
--------------------------------------------------------------------------------------------------
Category 1        #4.0 to 1.0                               2.50%                     3.50%
--------------------------------------------------------------------------------------------------

Category 2        *4.0 to 1.0 but #6.0 to 1.0               2.75%                     3.75%
--------------------------------------------------------------------------------------------------

Category 3        *6.0 to 1.0 but #10.0 to 1.0              3.00%                     4.00%
--------------------------------------------------------------------------------------------------

Category 4        *10.0 to 1.0                              3.25%                     4.25%
--------------------------------------------------------------------------------------------------

* denotes greater than

For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section
                                                                   -------
5.01(a) or (b) and (b) each change in the Applicable Margin resulting from a
-------    ---
change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that
                                                                  --------
the Leverage Ratio shall be deemed to be in Category 4 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) within the period specified therein for
            ---------------    ---
delivery thereof, during the period from the expiration of the period specified therein for delivery thereof until such consolidated financial statements are delivered.

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent,
            ------------
substantially in the form of Exhibit A.
                             ---------

     "Availability Period" means the period from and including the Initial
      -------------------
Availability Date to but excluding the earlier of the Availability Termination Date and the date of termination of the Commitments.

     "Availability Termination Date" means the date that is 36 months after the
      -----------------------------
Effective Date.

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States of America.

     "Borrower" means Cricket Communications, Inc., a Delaware corporation.
      --------

CREDIT AGREEMENT - Page 2

     "Borrower Pledge Agreement" means the Borrower Pledge Agreement dated as of
      -------------------------
November 24, 1999, among Holdings, the Borrower, the Subsidiary Loan Parties and the Collateral Agent, as supplemented by Supplement No. 1 dated as of March 20, 2000, Supplement No. 2 dated as of March 20, 2000, Supplement No. 3 dated as of March 20, 2000, Supplement No. 4 dated as of April 28, 2000, Supplement No. 5 dated as of April 28, 2000, Supplement No. 6 dated as of April 28, 2000, Supplement No. 7 dated as of April 28, 2000, Supplement No. 8 dated as of April 28, 2000, Supplement No. 9 dated as of April 28, 2000, Supplement No. 10 dated as of April 28, 2000, Supplement No. 11 dated as of April 28, 2000, Supplement No. 12 dated as of April 28, 2000, Supplement No. 13 dated as of April 28, 2000, and Supplement No. 14 dated as of April 28, 2000, true and correct photocopies of which have been delivered to the Administrative Agent.

     "Borrowing" means a Loan, or group of Loans of the same Type, made,
      ---------
converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

     "Borrowing Request" means a request by the Borrower for a Borrowing in
      -----------------
accordance with Section 2.03.
                ------------

     "BTA" means a Basic Trading Area, as defined in Rand McNally Commercial
      ---
Atlas and Marketing Guide and used by the Federal Communications Commission in connection with the award of wireless telecommunications licenses.

     "Business Day" means any day that is not a Saturday, Sunday or other day on
      ------------
which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR Loan, the term "Business Day" shall also exclude any day on which banks are not open for
      ------------
dealings in dollar deposits in the London interbank market.

     "Business Plan" means, for any fiscal year, the business plan of the
      -------------
Borrower and the Subsidiaries for such fiscal year.

     "Capital Expenditures" means, for any period, (a) the additions to
      --------------------
property, plant and equipment and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and
(b) Capital Lease Obligations incurred by the Borrower and its Subsidiaries during such period.

     "Capital Lease Obligations" of any Person means the obligations of such
      -------------------------
Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash Interest Expense" means, for any period, the sum of (a) interest
      ---------------------
expense of the Borrower and the Subsidiary Loan Parties for such period, determined on a consolidated basis in

CREDIT AGREEMENT - Page 3
accordance with GAAP, excluding (to the extent otherwise included therein) (i) amortization of debt discounts and loan fees, (ii) interest expense in respect of any Indebtedness that constitutes a Primary Subordinated Obligation and (iii) any other interest that is not required to be paid during such period or within one year after the end of such period, plus (b) the aggregate amount of Restricted Payments made during such period pursuant to clause (d) or (e) of
Section 6.06.
------------

     "Change in Control" means (a) the acquisition of ownership, directly or
      -----------------
indirectly, beneficially or of record, by any Person other than Holdings of any Equity Interest in the Borrower, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than the Parent of any Equity Interest in any License Subsidiary, (c) the sale, transfer or other disposition by the Parent of any Equity Interest in Holdings, (d) the failure by the Parent to own, beneficially and of record, Voting Stock of Holdings representing at least 51% of the combined voting power of all Voting Stock of Holdings, (e) the failure by the Parent to have the ability (without the consent or approval of any other Person) to control the election of at least a majority of the board of directors of Holdings, (f) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, by any Person (or two or more Persons acting in concert), other than the Parent, of Voting Stock of Holdings (or other securities convertible into such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of Holdings, (g) the acquisition of beneficial ownership (within the meaning of such Rule 13d-3), directly or indirectly, by any Person (or two or more Persons acting in concert) of Voting Stock of the Parent (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Parent, (h) the failure on any day of at least a majority of the board of directors of the Parent to be comprised of (i) individuals who were directors of the Parent as of the later of the date 18 months prior to such day or September 1, 1999, and (ii) individuals whose nomination as directors was approved by individuals who were directors of the Parent as of the later of the date 18 months prior to such day or September 1, 1999, or (i) the acquisition, by contract or otherwise, of the power to exercise, directly or indirectly, Control of the Parent by any Person (or two or more Persons acting in concert), or the entering into of any contract or arrangement that, upon consummation, will result in such acquisition of power. For purposes of the foregoing, "Voting Stock" means Equity Interests issued by a
                                ------------
Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency. The grant by the Parent of a Lien on any Equity Interest in Holdings shall not constitute a Change in Control unless and until any action is taken to exercise remedies in respect of such Lien.

     "Change in Law" means (a) the adoption of any law, rule or regulation after
      -------------
the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of
Section 2.13(b), by any lending office of such Lender or by such Lender's
---------------
holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "ChaseTel" means Chase Telecommunications, Inc., a Delaware corporation.
      --------

CREDIT AGREEMENT - Page 4

     "ChaseTel Acquisition" means the purchase of ChaseTel, ChaseTel Licensee
      --------------------
and certain related assets pursuant to the ChaseTel Purchase Agreement.

     "ChaseTel Credit Agreement" means the Credit Agreement dated as of June 26,
      -------------------------
1998, as amended, between ChaseTel and QUALCOMM Incorporated.

     "ChaseTel Earnout" means (a) the obligation to pay the "Earnout Amount" (as
      ----------------                                       --------------
defined in the ChaseTel Purchase Agreement) or (b) any payment made in respect of such obligation.

     "ChaseTel Indebtedness" means any Indebtedness of ChaseTel existing at the
      ---------------------
time of consummation of the ChaseTel Acquisition, including any Indebtedness outstanding under the ChaseTel Credit Agreement.

     "ChaseTel Licensee" means ChaseTel Licensee Corp., a Delaware corporation.
      -----------------

     "ChaseTel Purchase Agreement" means the Asset Purchase Agreement dated as
      ---------------------------
of December 24, 1998, among the Parent, Chase Telecommunications Holdings, Inc., ChaseTel, Anthony Chase and Richard McDugald, as amended by the letter agreement dated January 22, 1999, the letter agreement dated February 12, 1999, the letter agreement dated February 19, 1999, the Third Amendment to Asset Purchase Agreement dated November 15, 1999 and the letter agreement dated March 17, 2000 among the Parent, the Borrower and Chase Telecommunications Holdings, Inc.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Collateral" means any and all "Collateral", as defined in any applicable
      ----------                     ----------
Security Document.

     "Collateral Agency Agreement" means the Amended and Restated Collateral
      ---------------------------
Agency and Intercreditor Agreement among the Borrower, Lucent, Nortel Networks, the holders of Eligible Secured Debt (or their representatives) that become parties thereto as provided therein and the Collateral Agent, in the form of Exhibit B.
---------

     "Collateral Agent" means State Street Bank and Trust Company in its
      ----------------
capacity as collateral agent for the Secured Parties (as defined in the Collateral Agency Agreement) under the Security Documents.

     "Collateral and Guarantee Requirement" means the requirement that:
      ------------------------------------

     (a) the Collateral Agent shall have received from the parties thereto a fully executed Collateral Agency Agreement, from the Parent the Parent Guarantee, and from Holdings and each Subsidiary Loan Party either (i) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Subsidiary Loan Party or (ii) in the case of any Person that becomes a Subsidiary Loan Party after the Effective Date, a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party;

CREDIT AGREEMENT - Page 5

     (b) the Collateral Agent shall have received (i) from the Parent a counterpart of the Parent Pledge Agreement duly executed and delivered on behalf of the Parent, (ii) from Holdings, the Borrower and each of its Subsidiaries either (A) a counterpart of the Borrower Pledge Agreement duly executed and delivered on behalf of Holdings, the Borrower or such Subsidiary, as applicable, or (B) in the case of any Person that becomes a Subsidiary after the Effective Date, a supplement to the Borrower Pledge Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary, and (iii) from the Borrower and each Subsidiary Loan Party either (A) counterparts of each of the Security Agreement and the Indemnity, Subrogation and Contribution Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary Loan Party, as applicable, or (B) in the case of any Person that becomes a Subsidiary Loan Party after the Effective Date, a supplement to each such agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party;

     (c) all outstanding Equity Interests of the Borrower and each Subsidiary Loan Party owned by or on behalf of any Loan Party shall have been pledged pursuant to the applicable Pledge Agreement and the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

     (d) all Indebtedness of Holdings, the Borrower and each Subsidiary Loan Party that is owing to any Loan Party (except for Indebtedness of Holdings that is owing to the Parent) shall be evidenced by a promissory note and shall have been pledged pursuant to the applicable Pledge Agreement and the Collateral Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

     (e) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by either Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents, and to perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

     (f) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by
Section 6.02, together with such endorsements, coinsurance and reinsurance as
------------
either Agent or the Required Lenders may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as either Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

     (g) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of the Guarantee Agreement and all

CREDIT AGREEMENT - Page 6

Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens under such Security Documents.

     "Commitment" means, with respect to each Lender, the commitment, if any, of
      ----------
such Lender to make Loans hereunder during the Availability Period, expressed as an amount representing the maximum principal amount of the Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant
            ------------
to assignments by or to such Lender pursuant to Section 9.04.  The initial
                                                ------------
amount of each Lender's Commitment is set forth on Schedule 2.01, or in the
                                                   -------------
Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Commitments is $525,000,000.

     "Commitment Fee Rate" means a rate per annum equal to (a) 1.25% until the
      -------------------
aggregate principal amount of Loans made hereunder (whether or not repaid) equals $175,000,000, (b) 1.00% thereafter, until the aggregate principal amount of the Loans made hereunder (whether or not repaid) equals $350,000,000 and (c) 0.75% thereafter.

     "Consolidated EBITDA" means, for any period, Consolidated Net Income for
      -------------------
such period (adjusted to exclude all extraordinary items), plus, without duplication and to the extent deducted from revenues in determining such Consolidated Net Income, the sum of (a) consolidated interest expense for such period, (b) consolidated income tax expense for such period, and (c) all amounts attributable to depreciation and amortization for such period, all as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Income" means, for any period, the net income or loss of
      -----------------------
the Borrower and the Subsidiary Loan Parties for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person (other than the Borrower or a Subsidiary Loan Party) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary Loan Party or is merged into or consolidated with the Borrower or any Subsidiary Loan Party or the date that such Person's assets are acquired by the Borrower or any Subsidiary Loan Party.

     "Control" means the possession, directly or indirectly, of the power to
      -------
direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

     "Covered POPS" means, at any time, the aggregate number of POPS within the
      ------------
service areas of the facilities that are then owned by the Borrower and its Subsidiaries and that have been placed in commercial operation.

     "Credit Facility Obligations" means (a) the principal of and premium, if
      ---------------------------
any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other

CREDIT AGREEMENT - Page 7
similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under this Agreement or any other Loan Document.

     "Default" means any event or condition which constitutes an Event of
      -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disclosed Matters" means the actions, suits and proceedings and the
      -----------------
environmental matters disclosed in Schedule 3.06.
                                   -------------

     "Disqualified Stock" means any capital stock of Holdings, the Borrower or
      ------------------
any Subsidiary which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, (c) requires the payment of dividends other than dividends payable solely in additional shares of capital stock of Holdings (other than Disqualified Stock) or (d) is redeemable or subject to required repurchase at the option of the holder thereof, in whole or in part.

     "dollars" or "$" refers to lawful money of the United States of America.
      -------      -

     "Effective Date" means the date, on or after the date of this Agreement, on
      --------------
which the conditions specified in Section 4.01 are satisfied (or waived in
                                  ------------
accordance with Section 9.02).
                ------------

     "Eligible Assignee" means (a) Nortel Networks or any Affiliate of Nortel
      -----------------
Networks, (b) any commercial bank or other financial institution (including any credit corporation), in each case that either (i) has total assets in excess of $10,000,000,000, (ii) has a combined capital and surplus and undivided profits in excess of $700,000,000, (iii) has long-term indebtedness rated BBB- or better by S&P or Baa3 or better by Moody's, or commercial paper having one of the two highest credit ratings obtainable from S&P or Moody's, or (iv) has an Affiliate that satisfies any of the criteria described in the foregoing clauses (i), (ii)
                                                              -----------  ----
and (iii), or (c) any fund that is regularly engaged in making, purchasing or
    -----
investing in loans or securities that is controlled by an institution described in clause (b) above or by any other nationally recognized investment fund
   ----------
manager.

     "Eligible Parent Debt" means Indebtedness of the Parent in respect of debt
      --------------------
securities issued in an underwritten public offering or private placement pursuant to Rule 144A; provided that (a) such Indebtedness shall not mature, nor
                       --------
shall any scheduled repayment of any principal thereof be due, nor shall such Indebtedness be subject to any mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise, but excluding contingent redemption offer provisions in the event of a "change of control" or "asset sale"

CREDIT AGREEMENT - Page 8
that are customary for similar debt securities), in each case prior to the date that is one year after the Maturity Date, (b)

CREDIT AGREEMENT - Page 9
any covenants, events of default and similar provisions relating thereto shall be reasonably satisfactory to the Required Lenders, (c) the obligations of the Parent in respect thereof shall not be Guaranteed by any Loan Party (except for Holdings) or secured by any Lien (except for a Lien on the collateral account established to fund interest payments as provided in clause (d) below), (d) by
                                                     ----------
its terms, no interest shall be payable in respect of such Indebtedness (other than (i) by the issuance of additional Eligible Parent Debt or (ii) out of a cash reserve funded by the Parent from the net proceeds of the issuance of such Indebtedness in an amount sufficient to pay such cash interest) prior to October 1, 2003 and (e) the net proceeds of such Indebtedness (other than the portion, if any, of such net proceeds (i) applied to fund any collateral account established to fund interest payments as provided above or (ii) not exceeding [*] to be used to purchase FCC Licenses (either directly as an asset purchase or as a portion of the consideration for the acquisition of an entity that owns an FCC License, such portion not to exceed the value of such FCC License) which are contributed to a License Subsidiary prior to September 30, 2000, provided that
                                                                 --------
all proceeds described in this clause (ii) shall be held in an interest-bearing
                               -----------
account until so used and, to the extent such proceeds and the accrued interest thereon are not used to purchase FCC Licenses prior to September 30, 2000, such unused proceeds and accrued interest shall be contributed to the Borrower as common equity on September 30, 2000) are contributed by the Parent to Holdings as common equity or are used to repay, in an amount not to exceed $51,000,000, a promissory note issued by the Parent to Holdings as consideration for the purchase price of equity in Holdings and then, in each case, contributed by Holdings to the Borrower as common equity.

     "Eligible Secured Debt" means, without duplication, (a) Indebtedness of the
      ---------------------
Borrower in respect of the Loans, (b) any other Indebtedness for borrowed money of the Borrower incurred to finance the purchase price of (i) equipment purchased by the Borrower and its Subsidiaries (other than pursuant to the Purchase Agreement) for use in their wireless telecommunications and data networking business and/or (ii) services purchased by the Borrower and its Subsidiaries (other than pursuant to the Purchase Agreement) related to the design, construction or installation of their wireless telecommunications and data networks that incorporate equipment referred to in clause (i) above
                                                        ----------
(including site acquisition services), (c) any other Indebtedness for borrowed money of the Borrower incurred to finance payments in respect of fees related to or interest in respect of Eligible Secured Debt (other than the Loans) or the purchase price of any FCC License that is acquired by a License Subsidiary and is to be used in the business of the Borrower and its Subsidiaries after the purchase thereof (provided that such FCC License is acquired by a License Subsidiary free of any Liens and is not purchased subject to any FCC Debt, Permitted License Acquisition Debt or other Indebtedness), and (d) any Indebtedness for borrowed money of the Borrower incurred to refinance Indebtedness referred to in clause (a), (b) or (c) above in compliance with the
                            ----------  ---    ---
proviso to clause (f) of Section 6.01 (other than clause (v) of such proviso);
           ----------    ------------             ----------
provided that:
--------

          (i) in the case of any Indebtedness described in clause (b) above, (A)
                                                           ----------
     such Indebtedness is incurred, for equipment, within six months after the later of the acquisition, the completion of construction and final acceptance or the commencement of full operation of the relevant equipment, and, for services, within six months of the completion thereof, (B) the principal amount thereof does not exceed 100% of the purchase price of the equipment or services (as applicable) financed thereby and (C) such equipment becomes

CREDIT AGREEMENT - Page 10

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     Collateral under the Security Agreement upon the purchase thereof (free of any Liens other than the Lien of the Security Agreement);

          (ii)   in the case of any Indebtedness described in clause (c) above,
                                                              ----------
     at the time of and after giving effect to the incurrence of any such Indebtedness the aggregate principal amount of all Indebtedness described in clause (c) above that has been incurred (on a cumulative basis, whether
        ----------
     or not such Indebtedness remains outstanding) shall not exceed the sum of
     (A) 50% of the aggregate principal amount of all Indebtedness described in clause (b) above that has been incurred (on a cumulative basis, whether or
     ----------
     not such Indebtedness remains outstanding) at or prior to such time plus
     (B) $100,000,000; provided that Indebtedness incurred in reliance upon
                       --------
     clause (B) shall not be incurred to finance fees related to Eligible
     ----------
     Secured Debt;

          (iii)  in the case of any Indebtedness described in clause (b) or (c)
                                                              ----------    ---
     above, at the time of and after giving effect to the incurrence of any such Indebtedness the aggregate principal amount of all such Indebtedness that has been incurred and all Loans that have been incurred (in each case, on a cumulative basis, whether or not such Indebtedness or Loans remain outstanding) shall not exceed $1,845,000,000;

          (iv)   in the case of any Indebtedness described in clause (b), (c) or
                                                              ----------  ---
     (d) above, the holder or holders of such Indebtedness (or a duly authorized
     ---
     representative thereof on behalf of such holders) shall have become a party to the Collateral Agency Agreement as provided therein;

          (v)    in the case of any Indebtedness described in clause (b), (c) or
                                                              ----------  ---
     (d) above, such Indebtedness is not Guaranteed by any Person (other than
     ---
     (A) pursuant to the Guarantee Agreement or (B) Guarantees that also Guarantee the Credit Facility Obligations (as defined in the Collateral Agency Agreement) equally and ratably) or secured by any Lien (other than Liens granted to the Collateral Agent to secure all Eligible Secured Debt pursuant to the Security Documents); and

          (vi)   in the case of any Indebtedness described in clause (b), (c) or
                                                              ----------  ---
     (d) above, (A) the terms and conditions of such Indebtedness shall not be
     ---
     less favorable to the Borrower in any material respect than the terms and conditions of the Loans and shall not be inconsistent with the terms and conditions of the Loans, and (B) at the time of and after giving effect to the incurrence of any such Indebtedness, no Default shall have occurred and be continuing and the Borrower shall be in compliance with Sections 6.19
                                                                -------------
     and 6.20 determined on a pro forma basis as of the last day of the most
         ----
     recently ended calendar quarter of the Borrower for which financial statements are available as though such Indebtedness had been incurred on such day.

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances,
      ------------------
orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.


CREDIT AGREEMENT - Page 11

     "Environmental Liability" means any liability, contingent or otherwise
      -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Equipment Site Interest" means any ownership interest in, or right, title
      -----------------------
or interest under any lease, agreement or other arrangement providing for the right to use, any site upon or at which any infrastructure equipment owned by the Borrower or any Subsidiary is or is to be located.

     "Equity Interests" means shares of capital stock, partnership interests,
      ----------------
membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043
      -----------                 ----------------
of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan,
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Event of Default" has the meaning assigned to such term in Article VII.
      ----------------                                           -----------

     "Excess Cash Flow" means, for any fiscal year of the Borrower, the sum
      ----------------
(without duplication) of:

CREDIT AGREEMENT - Page 12

     (a) the Consolidated Net Income of the Borrower and the Subsidiary Loan Parties for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

     (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such fiscal year; plus

     (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the
                                  ----
consolidated deferred revenues of the Borrower and the Subsidiary Loan Parties increased during such fiscal year; minus
                                   -----

     (d) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if
                                                       ----
any, by which Net Working Capital increased during such fiscal year plus (iii)
                                                                    ----
the net amount, if any, by which the consolidated deferred revenues of the Borrower and the Subsidiary Loan Parties decreased during such fiscal year; minus
-----

     (e) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness); minus
                                               -----

     (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrower and the Subsidiary Loan Parties during such fiscal year, excluding (i) Eligible Secured Debt prepaid pursuant to Section 2.09(c) or (d),
                                                        ---------------    ---
and (ii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness; minus
                                        -----

     (g) the aggregate amount of Restricted Payments made during such fiscal year pursuant to clauses (d) or (e) of Section 6.06.
                 -----------    ---    ------------

     "Excluded Taxes" means, with respect to either Agent, any Lender or any
      --------------
other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured
by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that
                                   ---------------
(i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.15(a) or (ii) is
                                           ---------------
attributable to such Foreign Lender's failure to comply with Section 2.15(a).
                                                             ---------------

     "FCC" means the Federal Communications Commission.
      ---

CREDIT AGREEMENT - Page 13

     "FCC Debt" means Indebtedness owing to the FCC in respect of the deferred
      --------
purchase price of any FCC License.

     "FCC License" means any license granted by the FCC to the Borrower or any
      -----------
Subsidiary Loan Party or that is used by the Borrower or any Subsidiary in the conduct of its business.

     "Federal Funds Effective Rate" means, for any day, the weighted average
      ----------------------------
(rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financial Officer" means the chief financial officer, principal accounting
      -----------------
officer, treasurer or controller of the Borrower.

     "Fixed Charges" means, as of any date, the sum of (a) Cash Interest
      -------------
Expense, (b) Capital Expenditures and (c) scheduled principal payments of Indebtedness to be made by the Borrower or any Subsidiary Loan Party to any Person other than the Borrower or any Subsidiary Loan Party, in each case projected (to the extent necessary) for the period of four consecutive fiscal quarters of the Borrower beginning on such date or, if such date is not the first day of a fiscal quarter of the Borrower, beginning on the last day of the fiscal quarter of the Borrower most recently ended on such date.

     "Foreign Lender" means any Lender that is organized under the laws of a
      --------------
jurisdiction other than the United States of America, any State thereof or the District of Columbia.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America.

     "Governmental Authority" means the government of the United States of
      ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person (the "guarantor") means any obligation,
      ---------                            ---------
contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and
      ---------------
including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account

CREDIT AGREEMENT - Page 14
party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not
                                 --------
include endorsements for collection or deposit in the ordinary course of business.

     "Guarantee Agreement" means the Guarantee Agreement dated as of November
      -------------------
24, 1999, among Holdings, the Subsidiary Loan Parties and the Collateral Agent, as supplemented by Supplement No. 1 dated as of March 20, 2000, Supplement No. 2 dated as of March 20, 2000, Supplement No. 3 dated as of March 20, 2000, Supplement No. 4 dated as of April 28, 2000, Supplement No. 5 dated as of April 28, 2000, Supplement No. 6 dated as of April 28, 2000, Supplement No. 7 dated as of April 28, 2000, Supplement No. 8 dated as of April 28, 2000, Supplement No. 9 dated as of April 28, 2000, Supplement No. 10 dated as of April 28, 2000, Supplement No. 11 dated as of April 28, 2000, Supplement No. 12 dated as of April 28, 2000, Supplement No. 13 dated as of April 28, 2000, and Supplement No. 14 dated as of April 28, 2000, true and correct photocopies of which have been delivered to the Administrative Agent.

     "Hazardous Materials" means all explosive or radioactive substances or
      -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Hedging Agreement" means any interest rate protection agreement, foreign
      -----------------
currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Holdings" means Cricket Communications Holdings, Inc., a Delaware
      --------
corporation.

     "Indebtedness" of any Person means, without duplication, (a) all
      ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(k) all Disqualified Stock of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

CREDIT AGREEMENT - Page 15

     "Indemnified Taxes" means Taxes other than Excluded Taxes.
      -----------------

     "Indemnity, Subrogation and Contribution Agreement" means the Indemnity,
      -------------------------------------------------
Subrogation and Contribution Agreement dated as of November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, as supplemented by Supplement No. 1 dated as of March 20, 2000, Supplement No. 2 dated as of March 20, 2000, Supplement No. 3 dated as of March 20, 2000, Supplement No. 4 dated as of April 28, 2000, Supplement No. 5 dated as of April 28, 2000, Supplement No. 6 dated as of April 28, 2000, Supplement No. 7 dated as of April 28, 2000, Supplement No. 8 dated as of April 28, 2000, Supplement No. 9 dated as of April 28, 2000, Supplement No. 10 dated as of April 28, 2000, Supplement No. 11 dated as of April 28, 2000, Supplement No. 12 dated as of April 28, 2000, Supplement No. 13 dated as of April 28, 2000, and Supplement No. 14 dated as of April 28, 2000, true and correct photocopies of which have been delivered to the Administrative Agent, as amended by an amendment thereto in the form of the amendment attached hereto as Exhibit C.
                             ---------

     "Initial Availability Date" means the first date after the Effective Date
      -------------------------
on which the conditions set forth in Section 4.02 are satisfied (or waived in
                                     ------------
accordance with Section 9.02).
                ------------

     "Intercompany Agreements" has the meaning set forth in Section 5.15.
      -----------------------                               ------------

     "Interest Borrowing" means any Borrowing of Loans hereunder for the sole
      ------------------
purpose of paying, and the proceeds of which are applied solely to pay, accrued interest on any Loans or accrued commitment fees payable under this Agreement.

     "Interest Election Request" means a request by the Borrower to convert or
      -------------------------
continue a Borrowing in accordance with Section 2.05.
                                        ------------

     "Interest Payment Date" means (a) with respect to any ABR Loan, the last
      ---------------------
day of each March, June, September and December and (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

     "Interest Period" means, with respect to any LIBOR Borrowing, the period
      ---------------
commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is

CREDIT AGREEMENT - Page 16
made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "July 1999 FCC Order" means that certain Memorandum Opinion and Order No.
      -------------------
DA 99-1440 adopted and released by the FCC on July 22, 1999.

     "Lenders" means the Persons listed on Schedule 2.01 and any other Person
      -------                              -------------
that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

     "Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness as
      --------------
of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date.

     "LIBOR", when used in reference to any Loan or Borrowing, refers to the
      -----
fact that such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "LIBO Rate" means, with respect to any LIBOR Borrowing for any Interest
      ---------
Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such LIBOR Borrowing for
                          ---------
such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent (or, if the Administrative Agent at the time is not a commercial bank, any commercial bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate, provided that such commercial bank has a combined capital and surplus and undivided profits of not less than $500,000,000) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "License Subsidiary" has the meaning assigned to such term in Section 6.13.
      ------------------                                           ------------

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust,
      ----
lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

CREDIT AGREEMENT - Page 17

     "Loan Documents" means this Agreement, any promissory note issued in
      --------------
connection with the Loans, the Collateral Agency Agreement, the Guarantee Agreement, the Parent Agreement, the Parent Guarantee, the Subordination Agreement, the Security Documents and the Indemnity, Subrogation and Contribution Agreement and all other agreements, documents, instruments or certificates executed and/or delivered by any Loan Party in connection herewith or therewith (other than purchase agreements and supply agreements and agreements, documents, instruments and certificates executed and/or delivered pursuant thereto).

     "Loan Parties" means the Parent, Holdings, the Borrower and the Subsidiary
      ------------
Loan Parties.

     "Loans" means loans made to the Borrower pursuant to this Agreement.
      -----

     "Long-Term Indebtedness" means any Indebtedness that, in accordance with
      ----------------------
GAAP, constitutes (or, when incurred, constituted) a long-term liability.

     "Lucent" means Lucent Technologies Inc.
      ------

     "Lucent Credit Agreement" means that certain Credit Agreement dated as of
      -----------------------
September 20, 1999, among Holdings, the Borrower, the lenders party thereto and Lucent Technologies, Inc., as amended from time to time.

     "Lucent Loan Indebtedness" means the Indebtedness of the Borrower under the
      ------------------------
Lucent Credit Agreement.

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and the Subsidiary Loan Parties taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or
(c) the rights or remedies of, or benefits available to, the Administrative Agent, the Collateral Agent or the Lenders under any Loan Document.

     "Material Indebtedness" means (a) Indebtedness (other than the Loans), or
      ---------------------
obligations in respect of one or more Hedging Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000, (b) any FCC Debt or (c) any Permitted License Acquisition Debt. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of a Loan Party in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Hedging Agreement were terminated at such time.

     "Maturity Date" means September 30, 2008.
      -------------

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Mortgage" means a mortgage, deed of trust, assignment of leases and rents,
      --------
leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Agents.

CREDIT AGREEMENT - Page 18

     "Mortgaged Property" means each parcel of real property and improvements
      ------------------
thereto with respect to which a Mortgage is granted pursuant to Section 5.12.
                                                                ------------

     "Multiemployer Plan" means a multiemployer plan as defined in Section
      ------------------
4001(a)(3) of ERISA.

     "Net Proceeds" means, with respect to any event (a) the cash proceeds
      ------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all fees and out-of-pocket expenses paid by the Borrower and the Subsidiary Loan Parties to third parties (other than Affiliates of the Borrower) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Subsidiary Loan Parties as a result of such event to repay Indebtedness (other than Eligible Secured Debt) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiary Loan Parties, and the amount of any reserves established by the Borrower and the Subsidiary Loan Parties to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

     "Net Working Capital" means, at any date, (a) the sum of the consolidated
      -------------------
current assets and non-current deferred income tax assets of the Borrower and the Subsidiary Loan Parties as of such date (excluding cash and Permitted Investments) minus (b) the sum of the consolidated current liabilities and non-
             -----
current deferred income tax liabilities of the Borrower and the Subsidiary Loan Parties as of such date (excluding current liabilities in respect of Indebtedness), determined on a consolidated basis in accordance with GAAP. Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

     "Nortel Networks" means Nortel Networks Inc.
      ---------------

     "Nortel Networks Lenders" means, at any time, Nortel Networks and any
      -----------------------
Affiliates of Nortel Networks that are Lenders at such time.

     "Obligations" has the meaning assigned to such term in the Collateral
      -----------
Agency Agreement.

     "Other Loan Documents" has the meaning assigned to such term in Section
      --------------------                                           -------
3.18.
----

     "Other Taxes" means any and all present or future stamp or documentary
      -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

CREDIT AGREEMENT - Page 19

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and
      ----
defined in ERISA and any successor entity performing similar functions.

     "Parent" means Leap Wireless International, Inc., a Delaware corporation.
      ------

     "Parent Agreement" means the Parent Agreement dated as of August 28, 2000
      ----------------
between Parent and the Administrative Agent in the form of Exhibit D.
                                                           ---------

     "Parent Guarantee" means the Guarantee Agreement dated as of August 28,
      ----------------
2000, executed by the Parent in favor of the Collateral Agent in the form of Exhibit E.
---------

     "Parent Indenture" means the Indenture dated as of February 23, 2000, among
      ----------------
the Parent, as issuer, Holdings, as guarantor, and State Street Bank and Trust Company, as trustee.

     "Parent Pledge Agreement" means the Parent Pledge Agreement dated as of
      -----------------------
November 24, 1999, between the Parent and the Collateral Agent, a true and correct copy of which has been delivered to the Administrative Agent.

     "Payment Date" means each March 31, June 30, September 30 and December 31,
      ------------
commencing on and including the first such date that is on or after the Availability Termination Date, and ending on and including the Maturity Date.

     "Perfection Certificate" means a certificate in the form of Exhibit F or
      ----------------------                                     ---------
any other form approved by the Agents.

     "Permitted Encumbrances" means:
      ----------------------

     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;
                             ------------

     (b) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;
                                          ------------

     (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and
                       ----------    -----------

     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or

CREDIT AGREEMENT - Page 20
interfere with the ordinary conduct of business of the Borrower or any Subsidiary; provided that the term "Permitted Encumbrances" shall not include
            --------                ----------------------
any Lien securing Indebtedness.


     "Permitted Holdings Debt" means Indebtedness of Holdings in respect of debt
      -----------------------
securities issued in an underwritten public offering or private placement pursuant to Rule 144A; provided that (a) such Indebtedness shall not mature, nor
                       --------
shall any scheduled repayment of any principal thereof be due, nor shall such Indebtedness be subject to any mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise, but excluding contingent redemption offer provisions in the event of a "change of control" or "asset sale" that are customary for similar debt securities), in each case prior to the date that is one year after the Maturity Date, (b) any covenants, events of default and similar provisions relating thereto shall be reasonably satisfactory to the Required Lenders, (c) the obligations of Holdings in respect thereof shall not be Guaranteed by any other Loan Party or secured by any Lien, (d) by its terms, no interest shall be payable in respect of such Indebtedness (other than (i) by the issuance of additional Permitted Holdings Debt or (ii) out of a cash reserve funded by Holdings from the net proceeds of the issuance of such Indebtedness in an amount sufficient to pay such cash interest) prior to the later of (A) the date that is five years after the date of issuance of such Indebtedness or (B) June 30, 2005, and (e) the net proceeds of such Indebtedness (other than the portion, if any, of such net proceeds applied to fund any cash reserve established to fund interest payments as provided above) are contributed by Holdings to the Borrower as common equity.

     "Permitted Investments" means:
      ---------------------

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with
                                         ----------
a financial institution satisfying the criteria described in clause (c) above.
                                                             ----------

     "Permitted License Acquisition Debt" means Indebtedness (other than FCC
      ----------------------------------
Debt) of any License Subsidiary in respect of the deferred purchase price of any FCC License purchased by such License Subsidiary; provided that (a) such Indebtedness shall not be secured by any Lien, other than a Lien on the Equity Interests of the License Subsidiary that holds such FCC License, (b) arrangements satisfactory to the Agents shall have been made for the Lien granted under the

CREDIT AGREEMENT - Page 21

Parent Pledge Agreement on the Equity Interests of such License Subsidiary to be perfected, subject to the prior Lien referred to in clause (a) above, (c) such
                                                    ----------
Indebtedness shall mature within three years after the date such Indebtedness is incurred, and (d) the holder of such Indebtedness shall have entered into an agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such holder shall have agreed to sell such Indebtedness to one or more of the Lenders or other lenders with respect to Eligible Secured Debt upon demand if an Event of Default has occurred and is continuing, for a purchase price equal to the outstanding principal amount thereof and accrued and unpaid interest thereon.

     "Permitted Preferred Stock" means Disqualified Stock issued by Holdings;
      -------------------------
provided that (a) by its terms, no dividends shall be payable in respect of such stock (other than by the issuance of additional shares of Permitted Preferred Stock) prior to the date that is one year after the Maturity Date, (b) such stock shall not mature or be subject to mandatory redemption or required repurchase, conversion or exchange (whether upon the occurrence of any contingency or otherwise) prior to the date that is one year after the Maturity Date, (c) any obligations of Holdings in respect of such stock shall not be Guaranteed by any other Loan Party or secured by any Lien, and (d) the net proceeds of such stock are contributed by Holdings to the Borrower as common equity.

     "Permitted Third Party Payments" means (a) payments, not exceeding
      ------------------------------
[*] in aggregate amount, in respect of the purchase price of equipment and services purchased by the Borrower and its Subsidiaries other than pursuant to the Purchase Agreement, provided that any such equipment becomes Collateral under the Security Agreement upon the purchase thereof (free of any Liens other than the Lien of the Security Agreement) and (b) payments, not exceeding $50,000,000 in aggregate amount, in respect of the purchase price of any FCC License that is acquired by a License Subsidiary and is to be used in the business of the Borrower and its Subsidiaries after the purchase thereof, provided that such FCC License is acquired by a License Subsidiary free of any Liens and is not purchased subject to any FCC Debt, Permitted License Acquisition Debt or other Indebtedness; provided that, unless otherwise agreed by Nortel Networks, payments for equipment referred to in clause (a) above shall
                                                          ----------
be "Permitted Third Party Payments" only if and to the extent that such payments
    ------------------------------
are permitted to be financed with the proceeds of Loans hereunder in accordance with the applicable provisions of the Purchase Agreement.

     "Person" means any natural person, corporation, limited liability company,
      ------
trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee pension benefit plan (other than a Multiemployer
      ----
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.
                           --------

     "Pledge Agreements" means the Borrower Pledge Agreement and the Parent
      -----------------
Pledge Agreement.

     "POPS" means, with respect to any geographical area, the most recent
      ----
projection of the population of such geographic area as published in a demographic data source based upon the most recent U.S. Census Bureau data, such data source to be reasonably agreed upon by the Administrative Agent and the Borrower.

CREDIT AGREEMENT - Page 22

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     "Prepayment Event" means:
      ----------------

     (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary Loan Party, other than pursuant to clause (i), (ii) or (iii) of
                                              ----------  ----    -----
Section 6.04(b); or
---------------

     (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary Loan Party, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 180 days after such event.

     "Primary Subordinated Obligations" has the meaning assigned to such term in
      --------------------------------
the Subordination Agreement.

     "Prime Rate" means the rate of interest per annum published from time to
      ----------
time in the "Money Rates" column (or any successor column) of The Wall Street Journal as the prime rate or, if such rate shall cease to be so published or is not available for any reason, the rate of interest publicly announced from time to time by any commercial bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate; provided that if at any time the Person serving as Administrative Agent is a commercial bank based in New York City then the "Prime Rate" shall be the rate of interest per annum
                           ----------
publicly announced from time to time by such bank as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Purchase Agreement" means the System Equipment Purchase Agreement dated as
      ------------------
of August 28, 2000 between the Borrower and Nortel Networks.

     "Purchase Price" means amounts paid or payable by the Borrower to Nortel
      --------------
Networks pursuant to invoices delivered by Nortel Networks pursuant to the Purchase Agreement, excluding any such amounts attributable to sales taxes, provided, however, that (a) such invoices must relate to goods and/or services
--------  -------
purchased by the Borrower to be used by the Borrower or any Subsidiary of the Borrower and (b) up to $15,000,000 in aggregate amount of such invoices delivered by Nortel Networks may relate to construction services not performed pursuant to the Purchase Agreement but performed by subcontractors to Nortel Networks in or around the Pittsburgh, Pennsylvania area.

     "Real Estate Subsidiary" has the meaning assigned to such term in Section
      ----------------------                                           -------
6.12.
----

     "Register" has the meaning set forth in Section 9.04.
      --------                               ------------

     "Related Parties" means, with respect to any specified Person, such
      ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Repayment" means, in respect of any Indebtedness, the direct or indirect
      ---------
repayment, prepayment, redemption, purchase, acquisition, defeasance, retirement or other satisfaction of the

CREDIT AGREEMENT - Page 23
principal of such Indebtedness, in whole or in part, whether optional or mandatory. "Repay" has a meaning correlative thereto.
            -----

     "Required Lenders" means, at any time, Lenders having outstanding Loans and
      ----------------
Commitments representing more than 50% of the sum of the total outstanding Loans and Commitments at such time; provided that at any time that Nortel Networks
                              --------
Lenders have outstanding Loans and Commitments representing more than 50% of the sum of all outstanding Loans and Commitments at such time, "Required Lenders"
                                                            ----------------
means each of (i) the Nortel Networks Lenders at such time and (ii) other Lenders holding more than 50% of the outstanding Loans and Commitments (excluding those held by the Nortel Networks Lenders) at such time.

     "Restricted Payment" means (a) any dividend or other distribution (whether
      ------------------
in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary Loan Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest in Holdings, the Borrower or any Subsidiary Loan Party or any option, warrant or other right to acquire any such Equity Interest in Holdings, the Borrower or any Subsidiary Loan Party or
(b) any Repayment in respect of any Primary Subordinated Obligation or any payment of interest thereon.

     "S&P" means Standard & Poor's.
      ---

     "Secondary Subordinated Obligation" has the meaning assigned to such term
      ---------------------------------
in the Subordination Agreement.

     "Security Agreement" means the Security Agreement dated as of November 24,
      ------------------
1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, as supplemented by Supplement No. 1 dated as of March 20, 2000, Supplement No. 2 dated as of March 20, 2000, Supplement No. 3 dated as of March 20, 2000, Supplement No. 4 dated as of April 28, 2000, Supplement No. 5 dated as of April 28, 2000, Supplement No. 6 dated as of April 28, 2000, Supplement No. 7 dated as of April 28, 2000, Supplement No. 8 dated as of April 28, 2000, Supplement No. 9 dated as of April 28, 2000, Supplement No. 10 dated as of April 28, 2000, Supplement No. 11 dated as of April 28, 2000, Supplement No. 12 dated as of April 28, 2000, Supplement No. 13 dated as of April 28, 2000, and Supplement No. 14 dated as of April 28, 2000, true and correct photocopies of which have been delivered to the Administrative Agent.

     "Security Documents" means the Collateral Agency Agreement, the Pledge
      ------------------
Agreements, the Security Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to
Section 5.11 or 5.12 to secure any of the Obligations.
------------    ----

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the
      ----------------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any
    -----
marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which any commercial banks subject to regulation by the Board are subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall

CREDIT AGREEMENT - Page 24
be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subordination Agreement" means the Subordination Agreement dated as of
      -----------------------
November 24, 1999, among the Loan Parties and the Collateral Agent, as supplemented by Supplement No. 1 dated as of March 20, 2000, Supplement No. 2 dated as of March 20, 2000, Supplement No. 3 dated as of March 20, 2000, Supplement No. 4 dated as of April 28, 2000, Supplement No. 5 dated as of April 28, 2000, Supplement No. 6 dated as of April 28, 2000, Supplement No. 7 dated as of April 28, 2000, Supplement No. 8 dated as of April 28, 2000, Supplement No. 9 dated as of April 28, 2000, Supplement No. 10 dated as of April 28, 2000, Supplement No. 11 dated as of April 28, 2000, Supplement No. 12 dated as of April 28, 2000, Supplement No. 13 dated as of April 28, 2000, and Supplement No. 14 dated as of April 28, 2000, true and correct photocopies of which have been delivered to the Administrative Agent, as amended by an amendment thereto in the form of the amendment attached hereto as Exhibit G.
                                         ---------

     "Subscribers" means customers that are purchasing wireless
      -----------
telecommunications service from the Borrower or any of its operating
Subsidiaries.

     "subsidiary" means, with respect to any Person (the "parent") at any date,
      ----------                                          ------
any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" means any subsidiary of the Borrower.
      ----------

     "Subsidiary Loan Parties" means the Subsidiaries and the License
      -----------------------
Subsidiaries.

     "Taxes" means any and all present or future taxes, levies, imposts, duties,
      -----
deductions, charges or withholdings imposed by any Governmental Authority.

     "Total Capitalization" means, as of any date, the sum (without duplication)
      --------------------
of (a) Total Indebtedness as of such date, plus (b) Total Contributed Capital as
                                           ----
of such date, plus (c) if positive, consolidated retained earnings of the
              ----
Borrower and the Subsidiary Loan Parties as of such date.

     "Total Contributed Capital" means, as of any date, the sum (without
      -------------------------
duplication) of (a) the amount of consolidated paid-in equity capital of the Borrower and the Subsidiary Loan Parties as of such date, plus (b) the
                                                          ----
outstanding principal amount of Indebtedness consisting of Primary Subordinated Obligations as of such date; provided that "Total Contributed Capital" shall not
                             --------       -------------------------
include any of the foregoing to the extent that the consideration received by the Borrower and the Subsidiary

CREDIT AGREEMENT - Page 25

Loan Parties therefore did not consist of either (i) cash or (ii) assets useful in the business of the Borrower and the Subsidiary Loan Parties that the Borrower and the Subsidiary Loan Parties would have been permitted to acquire hereunder if cash had been received by the Borrower as consideration therefor. Any assets referred to in clause (ii) of the preceding sentence shall be valued
                          -----------
at the lesser of the cost or fair market value of such assets at the time received by the Borrower and the Subsidiary Loan Parties, it being understood that costs incurred and assets contributed to capital of the Borrower prior to the Effective Date and treated as paid-in equity capital in accordance with GAAP shall be valued at the amount reflected on the Borrower's balance sheet as paid-in equity capital in accordance with GAAP.

     "Total Indebtedness" means, as of any date, the sum of (a) the aggregate
      ------------------
principal amount of Indebtedness of the Borrower and the Subsidiary Loan Parties outstanding as of such date (excluding Indebtedness that constitutes a Primary Subordinated Obligation), in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the
----
Subsidiary Loan Parties outstanding as of such date (excluding Indebtedness that constitutes a Primary Subordinated Obligation) that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that, for purposes of clause (b) above, the term "Indebtedness" shall not include contingent obligations of the Borrower or any
 ------------
Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness.

     "Transactions" means the execution, delivery and performance by the Loan
      ------------
Parties of the Loan Documents, the borrowing of Loans and the use of the proceeds thereof.

     "Type", when used in reference to any Loan or Borrowing, refers to whether
      ----
the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result
      --------------------
of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.02  Classification of Loans and Borrowings. For purposes of this
                   --------------------------------------
Agreement, Loans may be classified and referred to by Type (e.g., a "LIBOR
                                                                     -----
Loan"). Borrowings also may be classified and referred to by Type (e.g., a
----
"LIBOR Borrowing").
 ---------------

     Section 1.03  Terms Generally. The definitions of terms herein shall apply
                   ---------------
equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall
                                      -------    --------       ---------
be deemed to be followed by the phrase "without limitation". The word "will"
                                        ------------------             ----
shall be construed to have the same meaning and effect as the word "shall".
                                                                    -----
Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document),

CREDIT AGREEMENT - Page 26

(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and
                                                ------    ------
"hereunder", and words of similar import, shall be construed to refer to this
 ---------
Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to
                                  -----       --------
have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

     Section 1.04  Accounting Terms; GAAP; Consolidation of License
                   ------------------------------------------------
Subsidiaries.
------------

     (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

     (b) Any determination required to be made under any Loan Document with respect to the Borrower and the Subsidiary Loan Parties on a consolidated basis shall be made as though the License Subsidiaries were consolidated subsidiaries of the Borrower.

                                  ARTICLE II

                                  The Loans
                                  ---------

     Section 2.01  Commitments. Subject to the terms and conditions set forth
                   -----------
herein, each Lender agrees to make Loans to the Borrower at any time and from time to time during the Availability Period in an aggregate principal amount not exceeding its remaining Commitment at the time. Amounts repaid in respect of Loans may not be reborrowed.

     Section 2.02  Loans and Borrowings.
                   --------------------

     (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments; provided that if a Commitment is assigned by Nortel Networks (in
             --------
its capacity as a Lender) after a receipt of a Borrowing Request in order to permit the assignee to fund all or a portion of the Loan that otherwise would have been funded by Nortel Networks in connection with such Borrowing Request (any such assigned Commitment, a "Fronting Commitment"), Nortel Networks' ratable share of such Borrowing shall equal (w) Nortel Networks' ratable share of such Borrowing calculated without giving effect to such assignment minus (x) the amount of such Fronting Commitment, and the assignee's ratable portion of such Borrowing shall equal the sum of (y) such assignee's ratable share

CREDIT AGREEMENT - Page 27
of such Borrowing calculated without giving effect to any assignment under which such assignee was assigned a Fronting Commitment plus (z) the amount of such Fronting Commitment. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b)   Subject to Section 2.12, each Borrowing shall be comprised entirely
                      ------------
of LIBOR Loans or ABR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Borrowing (other than an Interest Borrowing) is made, such Borrowing shall be in an aggregate amount that is not less than $3,000,000; provided that an ABR
                                                   --------
Borrowing may be in an aggregate amount that is equal to the entire remaining Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 12 LIBOR
      --------
Borrowings outstanding.

     (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing as a LIBOR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

     Section 2.03  Requests for Borrowings.
                   -----------------------

     (a) To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing; provided that, except for Interest Borrowings, the Borrower may make only one request for a Borrowing in any single calendar month (it being understood that all Borrowings made by the Borrower on the same date shall be treated as a single request for a Borrowing for purposes of this limitation). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:
                               ------------

     (i) the aggregate amount of such Borrowing and the use of proceeds therefrom (and each written Borrowing Request shall attach copies of the invoices to be paid with such proceeds, except to the extent such Borrowing is to be applied to pay fees and interest payable hereunder);

     (ii)  the date of such Borrowing, which shall be a Business Day;

     (iii) whether such Borrowing is to be a LIBOR Borrowing or an ABR
Borrowing;

CREDIT AGREEMENT - Page 28

     (iv) in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and
          ---------------

     (v) if any proceeds of such Borrowing are to be applied to pay the purchase price of Permitted Third Party Payments, the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with
Section 2.04.
------------

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested LIBOR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     (b) Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall, at the request of Nortel Networks so long as it is the only Lender hereunder, cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Borrowings Request is given in accordance with Section 2.03(a), (ii) any of the conditions precedent set forth
                ---------------
in Article IV hereof are satisfied, (iii) any Default exists, or (iv) any other
   ----------
fact or circumstance exists, if Nortel Networks shall have given five Business Day's prior written notice to the Administrative Agent and the Borrower of Nortel Networks' desire to cause the Lenders to make such Loans and all proceeds of such Loans are used to pay the Purchase Price for Nortel Networks goods and/or services which has not been disputed and which has not been paid when due. All Loans advanced pursuant to this Section 2.03(b) shall be initially
                                          ---------------
advanced as LIBOR Borrowings with a one month Interest Period (unless the Borrower has requested in writing, at least three Business Days prior to such advance, that any of such Loans have an Interest Period with a different duration in accordance with the requirements of this Agreement) or, if the maximum number of Interest Periods for LIBOR Borrowings is already then in effect, as ABR Borrowings (but after such advancement, may be converted or continued in accordance with Section 2.05 of this Agreement).
                             ------------

     Section 2.04  Funding of Borrowings.
                   ---------------------

     (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Such account shall be in New York, New York. The Administrative Agent will make such Loans available to the Borrower (i) in the case of amounts payable to Nortel Networks, by promptly crediting the amounts so received, in like funds, to an account of Nortel Networks maintained with the Administrative Agent and designated by Nortel Networks for such purpose, (ii) in the case of amounts payable to either Agent or any Lender, by promptly transmitting the amounts so received to such Agent or Lender by wire transfer (or by crediting the account of such Agent or Lender maintained with the Administrative Agent, if applicable), in immediately available funds, or (iii) in the case of any other amounts, by promptly transmitting the amounts so received to the Borrower by wire transfer to an account of the Borrower in New York, New York (or crediting the account of the Borrower maintained with the Administrative Agent in New York, New York, if applicable), in

CREDIT AGREEMENT - Page 29
immediately available funds, as designated by the Borrower in the applicable Borrowing Request. Notwithstanding the foregoing, (i) any Lender may make its Loan by crediting the amount thereof against any amount payable to such Lender from the proceeds of such Borrowing and shall be deemed to have made a Loan in the amount of such credit and (ii) the Administrative Agent will make the Loans of the other Lenders available as provided in the preceding sentence. So long as Nortel Networks is the Administrative Agent, any amounts to be made available or paid as provided above to an account maintained with the Administrative Agent may be made available or paid to an account maintained with a commercial bank designated by Nortel Networks for the purpose.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section
                                                -------------
and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.05  Interest Elections.
                   ------------------

     (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

     (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were
                                          ------------
requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
                                             ------------

CREDIT AGREEMENT - Page 30

     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall
                                            -------------     ----
be specified for each resulting Borrowing);

     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

     (iii) whether the resulting Borrowing is to be a LIBOR Borrowing or an ABR Borrowing; and

     (iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period". If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a LIBOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing and (ii) unless repaid, each LIBOR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Section 2.06  Termination and Reduction of Commitments.
                   ----------------------------------------

     (a) Unless previously terminated, the Commitments shall terminate on the earlier of (i) the Availability Termination Date or (ii) the date of termination of the Purchase Agreement.

     (b) On the date of each Loan made by any Lender, such Lender's Commitment shall be reduced by an amount equal to such Loan.

     (c) In the event that a prepayment of Loans would be required pursuant to paragraph (b), (c) or (d) of Section 2.09, all Commitments then in effect shall
-------------  ---    ---    ------------
be reduced ratably by an aggregate amount equal to the excess, if any, of the amount of the required prepayment (without regard to the aggregate principal amount of the Loans then outstanding) over the aggregate principal amount of the Loans outstanding immediately prior to giving effect to such prepayment.

CREDIT AGREEMENT - Page 31

     (d) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that each reduction of the Commitments pursuant to this paragraph (d) shall be in an amount that is an integral multiple of
     -------------
$1,000,000 and not less than $5,000,000.

     (e) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least
                                          -------------
three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments pursuant to paragraph (d) of this Section shall be made ratably among the Lenders in
-------------
accordance with their respective Commitments.

     Section 2.07  Repayment of Loans; Evidence of Debt.
                   ------------------------------------

     (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.08.
                                                  ------------

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d)   The entries made in the accounts maintained pursuant to paragraph (b)
                                                                   -------------
or (c) of this Section shall be prima facie evidence of the existence and
   ---
amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory
                       ------------
notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

CREDIT AGREEMENT - Page 32

     Section 2.08  Amortization of Loans.
                   ---------------------

     (a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Borrowings on each Payment Date set forth below in an aggregate amount equal to the percentage set forth opposite such Payment Date multiplied by an amount equal to the sum of all Loans made during the Availability Period (whether or not previously repaid):

     -----------------------------------------------------------------------
                     Payment Date                                Percentage
     -----------------------------------------------------------------------

     Each of first, second, third and fourth                       2.50%
     -----------------------------------------------------------------------

     Each of fifth, sixth, seventh and eighth                      3.75%
     -----------------------------------------------------------------------

     Each of ninth, tenth, eleventh and twelfth                    5.00%
     -----------------------------------------------------------------------

     Each of thirteenth, fourteenth, fifteenth and sixteenth       6.25%
     -----------------------------------------------------------------------

     Each of seventeenth, eighteenth, nineteenth and twentieth     7.50%
     -----------------------------------------------------------------------

     (b) To the extent not previously paid, all Loans shall be due and payable on the Maturity Date.

     (c) Any prepayment of a Borrowing shall be applied to reduce the subsequent scheduled repayments of the Borrowings to be made pursuant to this
Section in the inverse order of maturity thereof.

     (d) Prior to any repayment of any Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., New York City time, three Business Days before the scheduled date of such repayment; provided that the Borrower shall select Borrowings to be repaid such that each Lender shall receive its pro rata share of such repayment as provided in Section 2.16. Each repayment of a Borrowing
                                 ------------
shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Borrowings shall be accompanied by the payment of accrued interest on the amount thereof.

     Section 2.09  Prepayment of Loans.
                   -------------------

     (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

     (b)   Subject to paragraph (g) of this Section, in the event and on each
                      -------------
occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Borrowings in an aggregate principal amount equal to such Net Proceeds; provided that, in the case of any event described in clause (a) of the definition of the
                                            ----------
term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a

CREDIT AGREEMENT - Page 33

Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

     (c)   Subject to paragraph (g) of this Section, following the end of each
                      -------------
fiscal year of the Borrower, commencing with the fiscal year during which the Availability Termination Date occurs, the Borrower shall prepay Borrowings in an aggregate principal amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with
                                                             ------------
respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

     (d) In the event and on each occasion that the Borrower or any Subsidiary Loan Party Repays any Indebtedness of the Borrower or any Subsidiary Loan Party, the Borrower shall, within three Business Days after the date of such Repayment, prepay Borrowings in an aggregate amount equal to the product of (x) the sum of the aggregate principal amount of the Loans outstanding at the time, multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of such Repayment, and the denominator of which is the amount of Total Indebtedness immediately prior to such Repayment (excluding Indebtedness in respect of the Loans and Indebtedness outstanding under revolving credit facilities); provided
                                                                       --------
that prepayments of Borrowings shall not be required pursuant to this paragraph in respect of (i) Repayments of Loans, (ii) any Repayment of Indebtedness to the extent such Repayment is refinanced by incurring other Indebtedness that (A) has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness being refinanced, (B) has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness being refinanced, determined immediately prior to giving effect to such Repayment, (C) does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into consideration in determining compliance with clause (B)
                                                                   ----------
above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness being refinanced, (D) is issued or incurred by the same Person that issued or incurred the Indebtedness being refinanced and is not Guaranteed or secured by any Lien unless the Indebtedness being refinanced was Guaranteed or secured (in which case such Indebtedness shall not be Guaranteed by any Person that did not Guarantee the Indebtedness being refinanced and shall not be secured by a Lien on any asset that did not secure the Indebtedness being refinanced), and (E) is subordinated to the Obligations on terms no less favorable than the terms on which the Indebtedness being refinanced was so subordinated, if such refinanced Indebtedness was so subordinated, (iii) any Repayment of Indebtedness outstanding under a revolving credit facility to the extent that (A) the commitments of the lenders to make loans thereunder remain in effect after giving effect to such Repayment or are replaced by commitments under a replacement revolving credit facility and (B) such commitments are not reduced within six months thereafter, (iv) any Repayment of secured Indebtedness in

CREDIT AGREEMENT - Page 34
connection with the sale of the assets securing such Indebtedness, (v) any Repayment of Indebtedness at the scheduled final maturity thereof or in accordance with regularly scheduled amortization requirements prior to maturity or (vi) any Repayment of other Eligible Secured Debt that constitutes a mandatory prepayment thereof in respect of a Prepayment Event or Excess Cash Flow, to the extent that the Lenders receive a pro rata prepayment in respect of such event pursuant to paragraph (b) or (c) of this Section.
                       -------------    ---

     (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section; provided that the Borrower shall select
------------                   --------
Borrowings to be prepaid such that each Lender shall receive its pro rata share of such prepayment as provided in Section 2.16.
                                  ------------

     (f) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a
   ------------
mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments of Borrowings shall be accompanied by the payment of accrued interest on the amount prepaid.

     (g) If any other Eligible Secured Debt is outstanding at the time that any mandatory prepayment of Borrowings is required to be made pursuant to paragraph (b) or (c) of this Section, then, to the extent that the terms of any
-------------    ---
such other Eligible Secured Debt require that a mandatory prepayment be made of such other Eligible Secured Debt pursuant to corresponding provisions applicable thereto, the aggregate principal amount of such prepayment required to be made hereunder shall be reduced by the aggregate principal amount of such corresponding prepayments required to be made in respect of other Eligible Secured Debt; provided that, in any event, each mandatory prepayment of Borrowings required to be made pursuant to paragraph (b) or (c) of this Section
                                           -------------    ---
shall be in an aggregate principal amount not less than (i) the aggregate principal amount of Borrowings that would be required to be prepaid if no other Eligible Secured Debt was outstanding at the time, multiplied by (ii) a fraction, the numerator of which is the outstanding principal amount of Loans at the time of and before giving effect to such prepayment and the denominator of which is the aggregate principal amount of all Eligible Secured Debt (including the Loans) outstanding at such time the terms of which require such mandatory prepayment.

     Section 2.10  Fees.
                   ----

     (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Commitment Fee Rate on the daily amount of the Commitment of such Lender during the period from and including the Effective Date to but

CREDIT AGREEMENT - Page 35
excluding the date on which the Commitments terminate. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (b) The Borrower agrees to pay to Nortel Networks, for its own account, fees in the amounts and at the times separately agreed.

     (c) The Borrower agrees to pay to the Administrative Agent and the Collateral Agent (if other than Nortel Networks), for its own account, fees in the amounts and at the times separately agreed.

     (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, (i) to the applicable Agent, (ii) to Nortel Networks, in the case of fees payable to it, or (iii) to the Administrative Agent, in the case of commitment fees, for distribution to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     Section 2.11  Interest.
                   --------

     (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.
                    ----

     (b) The Loans comprising each LIBOR Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the
                                                                        ----
Applicable Margin.

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate applicable to ABR Loans as provided in
                      ----
paragraph (a) of this Section.
-------------

     (d) All accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event
   -------------
of any repayment or prepayment of any Loan, accrued interest on the principal amount of such Loan repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate

CREDIT AGREEMENT - Page 36
shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     Section 2.12  Alternate Rate of Interest. If prior to the commencement of
                   --------------------------
any Interest Period for a LIBOR Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

     (b) the Administrative Agent is advised by a majority in interest of the Lenders participating in such Borrowing that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and
(ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing.

     Section 2.13  Increased Costs.
                   ---------------

     (a)   If any Change in Law shall:

     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

     (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or LIBOR Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

     (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

CREDIT AGREEMENT - Page 37

     (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the
                -------------    ---
Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to
                          --------
compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

     Section 2.14  Break Funding Payments. In the event of (a) the payment of
                   ----------------------
any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section
                                                                        -------
2.17, then, in any such event, the Borrower shall compensate each Lender for the
----
loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     Section 2.15  Taxes.
                   -----

     (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall

CREDIT AGREEMENT - Page 38
make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the United States of America, or any treaty to which the United States of America is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has received
                                  --------
written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

     Section 2.16  Payments Generally; Pro Rata Treatment; Sharing of Set-Offs.
                   -----------------------------------------------------------

     (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise)
                                  ------------  ----    ----
prior to 12:00 (noon), New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent for the account of Nortel Networks at Bank One, Chicago, Illinois, ABA no. 071000013, account no. 5107520 (or such other account in New York, New York as the Administrative Agent shall from time to time specify by notice), except that payments pursuant to Sections 2.10(b), 2.10(c), 2.13, 2.14,
                                          ----------------  -------  ----  ----
2.15 and 9.03 shall be made directly to the Persons entitled thereto and
----     ----
payments pursuant to other Loan Documents shall be made to the

CREDIT AGREEMENT - Page 39

Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

     (b) Each repayment or prepayment of principal of the Loans hereunder, or selection of Borrowings for repayment or prepayment, shall be made such that the benefit of such repayment or prepayment is shared by the Lenders ratably in accordance with the aggregate principal amount of their respective Loans then outstanding.

     (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

     (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are
                        --------
purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

     (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each

CREDIT AGREEMENT - Page 40
day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     (f)   Without limiting the generality of paragraph (a) above, the
                                              -------------
Borrower's obligations to make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or otherwise) shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, counterclaim, defense or recoupment for any reason, including any dispute with, breach of representation or warranty by or claim against any supplier, manufacturer, installer, vendor or distributer, including Nortel Networks.

     Section 2.17  Mitigation Obligations; Replacement of Lenders.
                   ----------------------------------------------

     (a)   If any Lender requests compensation under Section 2.13, or if the
                                                     ------------
Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15,
                                                                 ------------
then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be,
                                      ------------    ----
in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b)   If any Lender requests compensation under Section 2.13, or if the
                                                     ------------
Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15,
                                                                 ------------
then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to use all reasonable efforts to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and
                                 ------------
obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior
             --------
written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                 ARTICLE III

                        Representations and Warranties
                        ------------------------------

CREDIT AGREEMENT - Page 41

     Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the Effective Date and on and as of the date of each Borrowing:

     Section 3.01  Organization; Powers.  Each of the Loan Parties is duly
                   --------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     Section 3.02  Authorization; Enforceability. The Transactions entered into
                   -----------------------------
or to be entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is or is to be a party constitutes (or, when executed and delivered by it, will constitute) a legal, valid and binding obligation of Holdings and the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 3.03  Governmental Approvals; No Conflicts. The Transactions (a) do
                   ------------------------------------
not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets (including, without limitation, any documents or agreements governing the Lucent Loan Indebtedness), or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.

     Section 3.04  Financial Condition; No Material Adverse Change.
                   -----------------------------------------------

     (a) The Parent has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended August 31, 1999, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended February 29, 2000, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.
               -----------

     (b) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statement of operations, stockholder's equity and cash flows as of and for the fiscal year ended

CREDIT AGREEMENT - Page 42

August 31, 1999, and as of and for the six-month period ended June 30, 2000, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP.

     (c) Since June 30, 2000, there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and the Subsidiary Loan Parties, taken as a whole.

     Section 3.05  Properties and Licenses.
                   -----------------------

     (a) Each of the Borrower and the Subsidiary Loan Parties has good title to, or valid leasehold interests in, all the real and personal property material to its business (other than licenses, which are addressed in paragraph (d) of
                                                             -------------
this Section), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or proposed to be conducted.

     (b) Each of the Borrower and the Subsidiary Loan Parties owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiary Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (c)   Schedule 3.05A sets forth the address of each real property that is
           --------------
owned or leased by the Borrower or any of its Subsidiaries as of the date of this Agreement after giving effect to the Transactions; provided, however, that
                                                        --------  -------
such Schedule is required to disclose only leased properties which constitute MSC switch locations and leased properties whereat personal property or fixtures having an aggregate value of $1,000,000 or more are located. As of the Effective Date, neither Holdings, the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

     (d)   Schedule 3.05B sets forth all FCC Licenses existing as of the date of
           --------------
this Agreement (and the respective holders of such FCC Licenses) and all other licenses and permits in effect as of the date of this Agreement that are material to the business of the Borrower and the Subsidiary Loan Parties. Each of the FCC Licenses, and each other license or permit that is material to the business of the Borrower and the Subsidiary Loan Parties, is valid and in full force and effect, and the Borrower and the Subsidiary Loan Parties are in compliance with the terms and conditions thereof except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Borrower has the right to utilize all FCC Licenses held by the License Subsidiaries.

CREDIT AGREEMENT - Page 43

     Section 3.06  Litigation and Environmental Matters.
                   ------------------------------------

     (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting any Loan Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

     (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Loan Parties (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

     (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     Section 3.07  Compliance with Laws and Agreements.  Each of the Loan
                   -----------------------------------
Parties is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property (including, without limitation, all agreements, instruments or documents governing the Lucent Loan Indebtedness or any other Eligible Secured Debt), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     Section 3.08  Investment and Holding Company Status.  None of the Loan
                   -------------------------------------
Parties is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     Section 3.09  Taxes. Each of the Loan Parties has timely filed or caused to
                   -----
be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the applicable Loan Party has set aside on its books adequate reserves or (b) the filing of state or local Tax returns and reports, or the payment of state or local Taxes, to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 3.10  ERISA.  No ERISA Event has occurred or is reasonably expected
                   -----
to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present

CREDIT AGREEMENT - Page 44
value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

     Section 3.11  Disclosure. Holdings and the Borrower have disclosed to the
                   ----------
Lenders all agreements, instruments and corporate or other restrictions to which any of the Loan Parties is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                           --------
information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     Section 3.12  Subsidiaries.  Holdings does not have any subsidiaries other
                   ------------
than the Borrower and the Borrower's Subsidiaries. Schedule 3.12 sets forth as
                                                   -------------
of the Effective Date (a) the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and (b) the name of, and the ownership interest of the Parent in, each License Subsidiary.

     Section 3.13  Insurance.  Schedule 3.13 sets forth a description of all
                   ---------   -------------
insurance maintained by or on behalf of the Borrower and the Subsidiary Loan Parties as of the Effective Date. As of the Effective Date, all premiums then due and payable in respect of such insurance have been paid.

     Section 3.14  Labor Matters.  As of the Effective Date, there are no
                   -------------
strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the applicable Loan Party. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.

     Section 3.15  Purchase Agreement.  The Purchase Agreement is in full force
                   ------------------
and effect. The Borrower is in compliance in all material respects with the terms and conditions of the Purchase Agreement.

CREDIT AGREEMENT - Page 45

     Section 3.16  Year 2000.  Any reprogramming required to permit the proper
                   ---------
functioning, in and following the year 2000, of (a) the computer systems of the Borrower and its Subsidiaries (including any computer systems of the Parent that are used in connection with the business of the Borrower and its Subsidiaries) and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, have been completed. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.

     Section 3.17  Certain Matters Relating to ChaseTel.
                   ------------------------------------

     (a)   The ChaseTel Acquisition has been consummated in compliance with
Section 6.04 of the Lucent Credit Agreement and in all material respects in accordance with the ChaseTel Purchase Agreement, and, as a result, no "Loans" (as such term is defined in the Lucent Credit Agreement) constitute "ChaseTel Loans" (as such term is defined in the Lucent Credit Agreement).

     (b) The ChaseTel Credit Agreement has been terminated and all ChaseTel Indebtedness existing on March 17, 2000 (including all ChaseTel Indebtedness arising under the ChaseTel Credit Agreement) has been paid or forgiven in full; provided, however, that the ChaseTel Earnout remains unpaid and is payable in
--------  -------
accordance with the ChaseTel Purchase Agreement. The maximum amount of the ChaseTel Earnout is the sum of $41,000,000 plus the aggregate amount of the
                                           ----
legal fees, accounting fees and severance payments to employees as provided in the ChaseTel Purchase Agreement.

     (c) All Indebtedness of ChaseTel constituting the "Permitted ChaseTel Financing," as such term is defined in the Lucent Credit Agreement, has been paid or forgiven in full.

     (d) All Liens securing any of the Indebtedness of ChaseTel referred to in this Section 3.17 have been fully released.
     ------------

     Section 3.18  Other Credit Agreements.  A true, correct and complete
                   -----------------------
photocopy of the Lucent Credit Agreement, each other loan, credit or similar agreement relating to any other Eligible Secured Debt and all other agreements, instruments or documents of a material nature relating to any of the foregoing (other than purchase agreements and supply agreements and agreements, documents, instruments and certificates executed and/or delivered pursuant thereto) (collectively, the "Other Loan Documents") has been previously delivered to the
                    --------------------
Administrative Agent.

     Section 3.19  Eligible Secured Debt.  The Loans made and contemplated to be
                   ---------------------
made in accordance with this Agreement constitute a part of the "Obligations", as such term is defined in the Collateral Agency Agreement, and are permitted to be secured by all Collateral in accordance with the Collateral Agency Agreement.

CREDIT AGREEMENT - Page 46

                                  ARTICLE IV

                                  Conditions
                                  ----------

     Section 4.01  Effective Date.  This Agreement (including, without
                   --------------
limitation, the obligations of the Lenders to make Loans hereunder) shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
                                        ------------

     (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

     (b) The Lenders shall be satisfied with the corporate and legal structure and capitalization of Holdings, the Borrower and the Subsidiary Loan Parties, including the charter and by-laws of Holdings, the Borrower and each Subsidiary Loan Party and each agreement or instrument evidencing Indebtedness.

     (c) All Equipment Site Interests (if any) shall be owned by Real Estate Subsidiaries in accordance with Section 6.12. Each FCC License shall be owned
                                ------------
by a License Subsidiary in accordance with Section 6.13.  No event shall have
                                           ------------
occurred that would subject any FCC License to revocation by the FCC.

     (d) The Purchase Agreement shall have been executed and delivered by the Borrower and Nortel Networks and shall be in full force and effect.

     (e) The Borrower and the Administrative Agent shall have received waivers relating to this Agreement from Lucent under Sections 6.08 and 6.22 of the Lucent Credit Agreement, which waivers shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (f) The Administrative Agent shall have received a favorable written opinion or opinions (addressed to the Agents and the Lenders and dated the Effective Date) of one or more counsel for the Loan Parties reasonably satisfactory to the Administrative Agent, which opinion or opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Holdings and the Borrower hereby request their counsel referred to in this paragraph to deliver such opinions.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date (if and when such date occurs), and such notice shall be conclusive and binding.

     Section 4.02  Initial Availability Date. The obligations of the Lenders to
                   -------------------------
make Loans hereunder on the occasion of the first Borrowing hereunder shall be subject to the occurrence of the Effective Date and the satisfaction (or waiver in accordance with Section 9.02) of the following additional conditions:
                   ------------


CREDIT AGREEMENT - Page 47

     (a)   [Reserved];

     (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

     (c) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.04.
--------------     ---    ------------

     (d) The Agents and Nortel Networks shall have received all fees and other amounts due and payable to them hereunder on or prior to the Initial Availability Date, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

     (e) The Collateral and Guarantee Requirement shall have been satisfied and the Agents shall have received a completed Perfection Certificate dated the Effective Date and signed by a Financial Officer of the Borrower, together with all attachments contemplated thereby, including (i) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate and (ii) copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agents that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.
                            ------------

     (f) The Administrative Agent shall have received evidence satisfactory to it that (i) the insurance required by Section 5.07 is in effect, (ii) that the
                                      ------------
Collateral Agent has been named as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower and the Subsidiary Loan Parties constituting the Collateral and (iii) the Administrative Agent has been named as loss payee under all such liability insurance policies required to be so maintained.

     (g) The Collateral Agent shall have received a counterpart of the Subordination Agreement duly executed and delivered on behalf of each Loan Party.

     (h) The Lenders shall have received a permit issued by the California Department of Corporations pursuant to Section 25113 of the California Corporation Code exempting the Loans from California usury laws without condition or qualification except as may be reasonably acceptable to the Lenders, or, if such permit is not issued, the Lenders shall be reasonably satisfied that California usury laws shall not be applicable to the Loans.

     (i) The Parent shall have obtained all consents, waivers and amendments required under all agreements and documents governing the Lucent Loan Indebtedness and in connection with the Transactions, in each case on terms reasonably satisfactory to the Lenders.

CREDIT AGREEMENT - Page 48

     (j) The Lucent Credit Agreement shall have been amended such that (i) clause (i) of the proviso of the definition of the term "Eligible Secured Debt" therein shall be identical to clause (i) of the proviso of the definition of the
                              ----------
term "Eligible Secured Debt" contained herein, (ii) the final proviso contained in the definition of the term "Permitted Third Party Payments" therein shall be substantively identical to the proviso contained in the definition of the term "Permitted Third Party Payments" contained herein, (iii) the definition of the term "Subscribers" therein shall be identical to the definition of the term "Subscribers" contained herein, (iv) Section 6.15 thereof shall be identical to
Section 6.15 hereof, and (v) the second sentence of Section 6.22 thereof shall
------------
be substantively identical to the second sentence of Section 6.22 hereof, and
                                                     ------------
Section 8(b) of the Parent Agreement dated as of November 24, 1999 between the Parent and Lucent shall have been amended to be substantively identical to
Section 1(b) of the Parent Agreement.

CREDIT AGREEMENT - Page 49

     (k) The Collateral Agent shall have received control agreements in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the Collateral Agent's Lien in and to the securities accounts of the Borrower having an aggregate value of approximately $380,000,000 (as of August 24, 2000) shall have been perfected.

     (l)   Each of (i) the Collateral Agency Agreement in the form of Exhibit B
                                                                      ---------
hereto, (ii) the amendment to the Indemnity, Subrogation and Contribution Agreement included as part of Exhibit C hereto, (iii) the Parent Agreement in
                              ---------
the form of Exhibit D hereto, (iv) the Parent Guarantee in the form of Exhibit E
            ---------                                                  ---------
hereto, and (v) the amendment to the Subordination Agreement included as a part of Exhibit G hereto, shall have been executed and delivered by all parties
   ---------
thereto.

Notwithstanding the foregoing, the Lenders shall not be required to make Loans hereunder unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on
            ------------
October 30, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     Section 4.03  [Reserved]

     Section 4.04  Each Borrowing. The obligation of each Lender to make a Loan
                   --------------
on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

     (a) At the time of and immediately after giving effect to such Borrowing, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing.

     (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

     (c)   At the time of and immediately after giving effect to such Borrowing,
(i) the aggregate principal amount of all Loans made hereunder (whether or not repaid) shall not exceed [*] of the sum of the aggregate Purchase Price payments made to Nortel Networks at or prior to such time, (ii) the ratio of Total Indebtedness to Total Contributed Capital shall not exceed 2.0 to 1.0 and (iii) the aggregate principal amount (without duplication) of all Loans advanced after giving effect to such Borrowing and all other Eligible Secured Debt described in clauses (a), (b) and (c) of the definition of "Eligible Secured Debt" that has
-----------  ---     ---                       ---------------------
been incurred (on a cumulative basis, whether or not such Eligible Secured Debt remains outstanding) shall not exceed $1,845,000,000.

     (d) In the case of a Borrowing to finance the Purchase Price of any assets, a License Subsidiary shall have a valid FCC License for the geographic market in which such assets are to be installed or operated. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b), (c) and (d)
                                                --------------  ---  ---     ---
of this Section.

CREDIT AGREEMENT - Page 50

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each of Holdings and the Borrower covenants and agrees with the Lenders that:

     Section 5.01  Financial Statements and Other Information. The Borrower will
                   ------------------------------------------
furnish to the Administrative Agent and each Lender:

     (a) within 90 days after the end of each fiscal year of the Borrower (A) the audited consolidated balance sheets of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, and their respective related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, in each case on a consolidated basis in accordance with GAAP consistently applied and (B) a combined consolidated balance sheet of the Borrower and the Subsidiary Loan Parties and related statements of operations, stockholders' equity and cash flows, for the same period as (and prepared based on) the financial statements referred to in clause (A) above, consolidated as though all the License Subsidiaries were subsidiaries of the Borrower, and prepared by the same firm of independent public accountants as reported on such financial statements;

     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated balance sheets of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, and their respective related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of each of the Parent and its subsidiaries and of the Borrower and its Subsidiaries, respectively, in each case on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and (B) a combined consolidated balance sheet of the Borrower and the Subsidiary Loan Parties and related statements of operations, stockholders' equity and cash flows, for the same period as (and prepared based on) the financial statements referred to in clause (A) above, consolidated as though all the License Subsidiaries were subsidiaries of the Borrower, and prepared and certified by one of the Borrower's Financial Officers;

     (c) within 30 days after the end of each fiscal month of the Borrower (other than after the end of each fiscal quarter), the consolidated balance sheet of the Borrower and its Subsidiaries and related statements of operations, stockholders' equity and cash flows as of the end of and for

CREDIT AGREEMENT - Page 51
such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

     (d) concurrently with any delivery of the Borrower's financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.15, 6.18, 6.19, 6.20 and 6.21, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

     (e)  concurrently with the delivery of financial statements under clause
(a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

     (f) promptly after the same become available but in any event within 30 days after the end of each fiscal year of the Borrower, the Business Plan for the current fiscal year and updated financial projections through the Maturity Date;

     (g)  promptly after the end of (i) each fiscal year of the Borrower and
(ii) each fiscal quarter a certificate signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, setting forth the number of Covered POPS and the number of Subscribers as of the end of such fiscal year;

     (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent to its shareholders generally or by Holdings to its securityholders generally, as the case may be;

     (i) promptly after execution thereof, copies of any agreement, instrument or other document evidencing or governing any other Eligible Secured Debt and of any amendment or modification thereto or waiver thereunder; and

     (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as either Agent or any Lender may reasonably request.

     Section 5.02  Notices of Material Events. The Borrower will furnish to the
                   --------------------------
the Administrative Agent and each Lender prompt written notice of the following:

     (a)  the occurrence of any Default;

CREDIT AGREEMENT - Page 52

     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

     (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiary Loan Parties in an aggregate amount exceeding $1,000,000; and

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 5.03  Information Regarding Collateral.
                   --------------------------------

     (a) The Borrower will furnish to the Agents prompt written notice of any change (i) in the Borrower's or any Subsidiary Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of the Borrower's or any Subsidiary Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to the Collateral or any premises where any asset constituting Collateral is installed or situated (including the installation of any asset constituting Collateral at a location where Collateral has not previously been located), (iii) in the Borrower's or any Subsidiary Loan Party's identity or corporate structure or (iv) in the Borrower's or any Subsidiary Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed.

     (b) Each year, at the time of delivery of annual financial statements for the Borrower with respect to the preceding fiscal year pursuant to clause (a) of
                                                                   ----------
Section 5.01, the Borrower shall deliver to the Agents a certificate of a
------------
Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above
                                                               ----------
to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

CREDIT AGREEMENT - Page 53

     Section 5.04  Existence; Conduct of Business. Each of Holdings and the
                   ------------------------------
Borrower will, and will cause each of the Subsidiary Loan Parties to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Borrower and the Subsidiary Loan Parties, taken as a whole; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.03.
-------------

     Section 5.05  Payment of Obligations.  Each of Holdings and the Borrower
                   ----------------------
will, and will cause each of the Subsidiary Loan Parties to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending the resolution of such contest could not reasonably be expected to result in a Material Adverse Effect.

     Section 5.06  Maintenance of Properties. The Borrower will, and will cause
                   -------------------------
each of the Subsidiary Loan Parties to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 5.07  Insurance.
                   ---------

     (a) The Borrower will, and will cause each of the Subsidiary Loan Parties to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks (including fire and other risks insured by extended coverage) as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it as well as such other insurance as may be required by law.

     (b) All policies of casualty insurance maintained by or for the benefit of the Borrower or any Subsidiary Loan Party with respect to any of the Collateral shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in favor of and satisfactory to the Collateral Agent, which endorsement shall provide that the insurance carrier shall pay all proceeds otherwise payable to any Loan Party under such policies directly to the Collateral Agent. All such policies also shall provide that none of the Loan Parties, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and shall contain a "Replacement Cost Endorsement", without any deduction for depreciation, "mortgagee's interest" and/or "breach of warranty coverage" and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent. The Borrower shall deliver to the Administrative

CREDIT AGREEMENT - Page 54

Agent and the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

     (c) The Borrower shall notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this
Section is taken out by any Loan Party, and shall promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

     Section 5.08  Books and Records; Inspection Rights. Each of Holdings and
                   ------------------------------------
the Borrower will, and will cause each of the Subsidiary Loan Parties to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Holdings and the Borrower will, and will cause each of the Subsidiary Loan Parties to, permit any representatives designated by either Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all during normal business hours but as often as reasonably requested.

     Section 5.09  Compliance with Laws and Agreements. Each of Holdings and the
                   -----------------------------------
Borrower will, and will cause each of the Subsidiary Loan Parties to, comply with all laws, rules, regulations and orders of any Governmental Authority (including ERISA and all Environmental Laws) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 5.10  Use of Proceeds. The proceeds of the Loans will be used (a)
                   ---------------
to make payments in respect of the Purchase Price and Permitted Third Party Payments and (b) to pay fees payable under Sections 2.10(a), 2.10(b) and
                                           ----------------  -------
2.10(c), interest payable to Nortel Networks, the Agent or the Lenders under
-------
this Agreement and out-of-pocket expenses incurred in connection with the negotiation, execution and delivery of the Loan Documents; provided, however,
                                                           --------  -------
that the equipment, goods and/or services financed with or constituting Permitted Third Party Payments shall be used solely in the markets which are generally utilizing equipment provided by Nortel Networks (as opposed to markets which are generally utilizing equipment provided by Lucent or other competitors of Nortel Networks).

     Section 5.11  Additional Subsidiaries.  If any additional Subsidiary Loan
                   -----------------------
Party is formed or acquired after the Effective Date, the Borrower will, within three Business Days after such Subsidiary Loan Party is formed or acquired, (a) notify the Agents and the Lenders thereof, (b) cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary Loan Party and with respect to any Equity Interest in or Indebtedness of such Subsidiary Loan Party owned by or on behalf of any Loan Party and (c) cause such Subsidiary Loan Party to become a party to the Subordination Agreement.

CREDIT AGREEMENT - Page 55

     Section 5.12  Further Assurances.
                   ------------------

     (a) Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which either Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

     (b) If any material assets (including any real property or improvements thereto or any interest therein, but excluding Equipment Site Interests acquired by Real Estate Subsidiaries) are acquired by the Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Agents and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph
                                                                      ---------
(a) of this Section, all at the expense of the Loan Parties.
---

     (c) Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, ensure that the Loans made from time to time pursuant to this Ag reement, and all "Permitted Refinancings" (as such term is defined in the Collateral Agency Agreement) of such Loans, shall at all times constitute Eligible Secured Debt and are permitted to be incurred and secured by all Collateral in accordance with the Collateral Agency Agreement.

     Section 5.13  Casualty and Condemnation.
                   -------------------------

     (a) The Borrower will furnish to the Agents and the Lenders prompt written notice of any casualty or other damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

     (b)  If any event described in paragraph (a) of this Section results in Net
                                    -------------
Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Collateral Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary Loan Party, such Net Proceeds shall be paid over to the Collateral Agent. All such Net Proceeds retained by or paid over to the Collateral Agent shall be held by the Collateral Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property or purchasing additional property constituting Collateral in accordance with the terms of this Agreement and the applicable provisions of the Security Documents, subject to the provisions of the Security Documents regarding application of such Net Proceeds during a Default.

CREDIT AGREEMENT - Page 56

     (c) If any Net Proceeds retained by or paid over to the Collateral Agent as provided above continue to be held by the Collateral Agent on the date that any prepayment is due pursuant to Section 2.09(b) in respect of the event
                                  ---------------
resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in Section 2.09(b).
                                 ---------------

     Section 5.14  Interest Rate Protection.  After the consolidated Long-Term
                   ------------------------
Indebtedness (excluding Primary Subordinated Obligations) of the Borrower and the Subsidiary Loan Parties exceeds $225,000,000, the Borrower will from time to time enter into and maintain in effect one or more Hedging Agreements satisfactory to the Required Lenders, the effect of which shall be to fix or limit the interest cost to the Borrower and the Subsidiary Loan Parties with respect to such portion of their Long-Term Indebtedness as shall be necessary in order that, at all times, at least 50% of consolidated Long-Term Indebtedness (excluding Primary Subordinated Obligations) of the Borrower and the Subsidiary Loan Parties shall be comprised of a combination of (a) Indebtedness bearing interest at a fixed rate and (b) Indebtedness covered by such Hedging Agreements.

     Section 5.15  Intercompany Agreements.  Each of Holdings and the Borrower
                   -----------------------
agrees that, prior to the date of this Agreement, true and correct copies of all intercompany agreements and arrangements between Holdings, the Borrower or any Subsidiary Loan Party, on the one hand, and the Parent or any other Affiliate of Holdings, the Borrower or any Subsidiary Loan Party (other than Holdings, the Borrower or any Subsidiary Loan Party), on the other hand, including, without limitation, agreements with respect to tax sharing, management fees or sharing of facilities, services or employees and purchases pursuant to the Purchase Agreement (collectively, the "Intercompany Agreements")
                                                       -----------------------
shall have been delivered to the Lenders.

     Section 5.16  Agreement regarding FCC Licenses.  Within 60 days after the
                   --------------------------------
written request of the Required Lenders that the Borrower and any License Subsidiary do so, the Borrower shall, and shall cause such License Subsidiary to, execute and deliver a written agreement pursuant to which the Borrower or a Subsidiary, as applicable, is granted the right to use all FCC Licenses held by such License Subsidiary.

     Section 5.17  Subordination of ChaseTel Earnout.  Each of Holdings and the
                   ---------------------------------
Borrower will, and will cause each Subsidiary Loan Party to, comply in all material respects with the terms and provisions of the Subordination Agreement dated as of March 16, 2000, among the Borrower, Holdings, Chase Telecommunications Holdings, Inc. and Lucent (which subordination agreement relates to the ChaseTel Earnout), without giving effect to any amendment to or waiver of any term or provision of such subordination agreement.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of Holdings and the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

CREDIT AGREEMENT - Page 57

     Section 6.01  Indebtedness; Preferred Stock.  The Borrower will not, nor
                   -----------------------------
will it permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Indebtedness or issue any preferred stock, except:

     (a) Indebtedness created under the Loan Documents and other Eligible Secured Debt;

     (b)  subject to Section 6.04, Indebtedness of the Borrower to any
                     ------------
Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

     (c)  subject to Section 6.04, Guarantees by the Borrower of Indebtedness of
                     ------------
of any Subsidiary;

     (d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets by the Borrower or such Subsidiary (other than assets that are an integral part of any of the telecommunications or data network systems of the Borrower and its Subsidiaries or other assets that become accessions to such assets or the removal or loss of which would adversely affect the value of any such assets), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (A) such Indebtedness is
                                  --------
incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) any such Indebtedness incurred in connection with any particular acquisition, construction or improvement shall not exceed 90% of the cost of such acquisition, construction or improvement; provided further that the aggregate principal amount of such Indebtedness (and Indebtedness incurred to refinance such Indebtedness permitted by clause (f)
                                                                  ----------
below) shall not exceed $10,000,000 at any time outstanding;

     (e)  Indebtedness outstanding on the Effective Date and set forth on
Schedule 6.01;
-------------

     (f) Indebtedness of the Borrower incurred to refinance any Indebtedness referred to in clause (d) or (e) above and Indebtedness of any Subsidiary
               ----------    ---
incurred to refinance any Indebtedness of such Subsidiary referred to in clause
                                                                         ------
(d) or (e) above; provided that (i) the principal amount of any such
---    ---        --------
Indebtedness does not exceed the principal amount of, plus accrued interest and
                                                      ----
any prepayment premiums applicable to, the Indebtedness refinanced thereby, (ii) any such Indebtedness has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness refinanced thereby, (iii) any such Indebtedness has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness refinanced thereby (determined immediately prior to giving effect to such refinancing), (iv) any such Indebtedness does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into account in determining compliance with clause
                                                                       ------
(iii) above and other provisions that are not materially more burdensome than
-----
any such provisions included in the Indebtedness refinanced thereby, (v) any such Indebtedness shall not be secured by any Lien other than Liens on assets securing the Indebtedness being refinanced thereby, and shall not be Guaranteed by any Subsidiary other than any Subsidiary that Guaranteed the Indebtedness being refinanced thereby, and (vi) if the Indebtedness being refinanced is subordinated to the Obligations, then such refinancing Indebtedness shall be subordinated to the Obligations on terms no less favorable to the Lenders than the Indebtedness being refinanced;

CREDIT AGREEMENT - Page 58

     (g) Indebtedness of the Borrower that constitutes a Primary Subordinated Obligation;

     (h) other unsecured Indebtedness of the Borrower in an aggregate principal amount not exceeding $5,000,000 at any time outstanding; and

     (i) FCC Debt and Permitted License Acquisition Debt of any License Subsidiary incurred to finance the purchase of any FCC License owned by such License Subsidiary; provided that (i) the aggregate principal amount of FCC Debt
                    --------
and Permitted License Acquisition Debt of any License Subsidiary shall not exceed 75% of the sum of such principal amount plus the additional cash
                                               ----
consideration paid to acquire the FCC License or Licenses acquired by such License Subsidiary, and (ii) the aggregate principal amount of Permitted License Acquisition Debt incurred on a cumulative basis during the term of this Agreement shall not exceed [*].

     Section 6.02  Liens.
                   -----

     (a) The Borrower will not, nor will it permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i)   Liens created under the Security Documents;

          (ii)  Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02;
                                                             -------------
     provided that (A) such Lien shall not apply to any other property or asset
     --------
     of the Borrower or any Subsidiary Loan Party and (B) such Lien shall secure only those obligations which it secures on the date hereof and refinancings thereof that satisfy the criteria set forth in clause (f) of Section 6.01;
                                                    ----------    ------------

          (iv) any Lien existing on any property or asset prior to the date that such property or asset was first acquired by the Borrower or any Subsidiary or any Affiliate thereof or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not
                                            --------
     created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and refinancings thereof that satisfy the criteria set forth in clause (f) of Section 6.01;
        ----------    ------------

CREDIT AGREEMENT - Page 59

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          (v) Liens on fixed or capital assets (other than assets that are an integral part of any of the telecommunications or data network systems of the Borrower and its Subsidiaries or other assets that become accessions to such assets or the removal or loss of which would adversely affect the value of any such assets) acquired, constructed or improved by the Borrower or a Subsidiary; provided that (A) such Liens secure only Indebtedness permitted by clause (d) of Section 6.01 or a refinancing thereof permitted
                                ------------
     by clause (f) of Section 6.01, (B) such Liens and the Indebtedness secured
                      ------------
     thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary Loan Party; and

          (vi) any Lien on any FCC License owned by any License Subsidiary securing FCC Debt of such Subsidiary incurred to finance the purchase of such FCC License.

     (b) Notwithstanding the foregoing, the Borrower will not, nor will it permit any Subsidiary Loan Party to, create any Lien (other than any Permitted Encumbrance, Liens created under the Security Documents and Liens permitted by clause (vi) of Section 6.01(a) above) on any FCC License.
-----------    ---------------

     Section 6.03  Fundamental Changes; Corporate Structure.
                   ----------------------------------------

     (a) Neither Holdings nor the Borrower will, nor will it permit any Subsidiary Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests of any of any Subsidiary Loan Party (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into any other Subsidiary, (ii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to another Subsidiary, (iii) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in its best interests and is not materially disadvantageous to the Lenders, or (iv) ChaseTel may merge with and into the Borrower if the Borrower is the surviving entity in such merger.

     (b) The Borrower will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any business other than the wireless telecommunications and data networking business and businesses reasonably related thereto, in each case in the United States.

     (c) The Borrower will conduct its business as an operating company or through one or more operating Subsidiaries, which, together with the Borrower, shall own all equipment and other assets (other than FCC Licenses and Equipment Site Interests) used to conduct such business.

     (d) Each Subsidiary will be wholly owned directly by the Borrower and will be either (i) an operating Subsidiary formed for the purpose of conducting business in one or more geographical markets as contemplated by paragraph (c)
                                                                -------------
above or (ii) a Real Estate Subsidiary.

CREDIT AGREEMENT - Page 60

     (e) The Borrower will not issue any Equity Interests (or warrants, options or other rights in respect thereof) other than shares of common stock issued to Holdings that are pledged pursuant to the Borrower Pledge Agreement. The Borrower will not permit any Subsidiary Loan Party to issue any Equity Interests (or warrants, options or other rights in respect thereof) other than (i) Equity Interests issued by Subsidiaries to the Borrower that are pledged pursuant to the Borrower Pledge Agreement and (ii) Equity Interests issued by License Subsidiaries to the Parent that are pledged pursuant to the Parent Pledge Agreement.

     (f) The Borrower will not (i) have any Subsidiaries organized in a jurisdiction outside the United States of America or (ii) permit any Collateral or other assets owned by the Borrower or any Subsidiary to be located in a jurisdiction outside of the United States of America.

     (g) Holdings will not issue any Equity Interests (or warrants, options or other rights in respect thereof) other than (i) Equity Interests issued to the Parent, (ii) shares of common stock of Holdings issued to Persons other than the Parent or any Affiliate of the Parent and that do not result in a Change of Control and (iii) Permitted Preferred Stock of Holdings issued in compliance with the applicable provisions of this Agreement. The Net Proceeds of any such Equity Interests issued by Holdings shall be contributed by Holdings to the Borrower as common equity (except any such Net Proceeds retained by Holdings to pay interest on Permitted Holdings Debt or to pay the ChaseTel Earnout).

     Section 6.04  Investments, Loans, Advances, Guarantees and Acquisitions;
                   ----------------------------------------------------------
Asset Sales.
-----------

     (a) The Borrower will not, nor will it permit any Subsidiary Loan Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (i)   Permitted Investments;

          (ii) investments by the Borrower in Equity Interests in the Subsidiaries;

          (iii) loans or advances (A) made by the Borrower to any Subsidiary and (B) made by any Subsidiary to the Borrower; provided that all such
                                                     --------
     loans and advances shall be evidenced by promissory notes pledged pursuant to the Borrower Pledge Agreement and shall be subordinated to the Obligations as provided in the Subordination Agreement;

          (iv)  Guarantees by the Borrower of obligations of the Subsidiaries;
     and

CREDIT AGREEMENT - Page 61

          (v) investments by the Borrower and the Subsidiaries received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business.

     (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest in any other Person owned by it, except:

          (i) sales of inventory, obsolete, uneconomic or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

          (ii)  transfers constituting investments permitted by paragraph (a) of
                                                                -------------
     this Section or Restricted Payments permitted by Section 6.06;
                                                      ------------

          (iii) sales, transfers and dispositions by the Borrower or a Subsidiary to the Borrower or a Subsidiary; and

          (iv) other sales and dispositions by the Borrower and the Subsidiaries of assets (other than Equity Interests in any Subsidiary) with a fair market value not exceeding, in the aggregate, $1,000,000 during any fiscal year of the Borrower;

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby (other than pursuant to clause (iii) above) shall be made for fair value
                               ------------
and solely for cash consideration.

     Section 6.05  Hedging Agreements.  The Borrower will not, nor will it
                   ------------------
permit any of the Subsidiary Loan Parties to, enter into any Hedging Agreement, other than Hedging Agreements required by Section 5.14 and other Hedging
                                          ------------
Agreements entered into by the Borrower in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     Section 6.06  Restricted Payments.  Neither Holdings nor the Borrower will,
                   -------------------
nor will it permit any Subsidiary Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

     (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;

     (b) Subsidiaries may declare and pay dividends and distributions to the Borrower;

     (c) after the Parent pays the ChaseTel Earnout (but in any event not prior to January 1, 2006), the Borrower may make Restricted Payments in an aggregate amount not exceeding the lesser of $41,000,000 or the amount of such ChaseTel Earnout paid by the Parent (and Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), provided that at
                                                                --------
the time of and after giving effect to any such Restricted Payment (i) no Default shall have occurred and be continuing, (ii) the Borrower shall be in compliance with Sections 6.18 and 6.19 determined on a pro forma basis as of the
                -------------     ----
last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available as though such payment had been made

CREDIT AGREEMENT - Page 62
on the first day of each relevant period for testing compliance with such covenant, and (iii) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.0 to 1.0;

     (d) on or after the earlier of April 1, 2004 or the date after the end of the Availability Period on which the Borrower shall have repaid at least 7.50% of the aggregate principal amount of the Loans that were outstanding at the end of the Availability Period, the Borrower may make Restricted Payments at the time that any scheduled interest payment is due in respect of any Permitted Holdings Debt or Eligible Parent Debt (and, in the case of Restricted Payments made in respect of such interest payments on Eligible Parent Debt, Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), in an aggregate amount not exceeding the aggregate amount of such interest payment; provided that (i) at the time of and after giving
                          --------
effect to any such Restricted Payment, (A) no Default shall have occurred and be continuing and (B) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.0 to 1.0, (ii) such Restricted Payments shall be applied to make such interest payment and (iii) the aggregate amount of Restricted Payments made in reliance upon this clause (d) shall not exceed
                                               ----------
$35,000,000 during any 12-month period;

     (e) on or after the earlier of June 30, 2005 or the date after the end of the Availability Period on which the Borrower shall have repaid at least 25% of the aggregate principal amount of the Loans that were outstanding at the end of the Availability Period, the Borrower may make Restricted Payments at the time that any scheduled interest payment is due in respect of any Permitted Holdings Debt or Eligible Parent Debt (and, in the case of Restricted Payments made in respect of such interest payments on Eligible Parent Debt, Holdings may make Restricted Payments with the proceeds of any such Restricted Payments received by Holdings), in an aggregate amount not exceeding the aggregate amount of such interest payment; provided that (i) at the time of and after giving effect to
                  --------
any such Restricted Payment, (A) no Default shall have occurred and be continuing and (B) the ratio of Annualized EBITDA to Fixed Charges shall be greater than or equal to 1.2 to 1.0, (ii) such Restricted Payments shall be applied to make such interest payment and (iii) the aggregate amount of Restricted Payments made in reliance upon this clause (e) together with the
                                               ----------
aggregate amount of Restricted Payments made in reliance upon clause (d) above
                                                              ----------
shall not exceed $100,000,000 during any 12-month period; and

     (f) the Borrower and Holdings may make Restricted Payments the proceeds of which are contemporaneously used to purchase FCC Licenses (either directly as an asset purchase or as a portion of the consideration for the acquisition of an entity that owns an FCC License, such portion not to exceed the value of such FCC License) which are contributed to a License Subsidiary within one Business Day of the date that such Restricted Payments are made.

CREDIT AGREEMENT - Page 63

     Section 6.07  Transactions with Affiliates.
                   ----------------------------

     (a) Neither Holdings nor the Borrower will, nor will it permit any Subsidiary Loan Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) transactions that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary Loan Party than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (iii) any Restricted Payment permitted by Section 6.06, and (iv) transactions expressly contemplated by the
             ------------
Intercompany Agreements that are conducted in accordance with the terms of the Intercompany Agreements.

     (b) Neither Holdings nor the Borrower will, nor will it permit any Subsidiary Loan Party to, create, incur, assume or permit to exist any Indebtedness (or any other obligation or liability of the type defined as a "Subordinated Obligation" in the Subordination Agreement) owing to or for the benefit of the Parent or any other Affiliate of Holdings, the Borrower or any Subsidiary Loan Party, unless (i) such Affiliate shall have become a party to the Subordination Agreement and agreed to subordinate such Indebtedness (or such other obligation or liability) as provided therein and (ii) in the case of any such Indebtedness, such Indebtedness is evidenced by one or more promissory notes or similar instruments that are pledged pursuant to the Pledge Agreement.

     Section 6.08  Restrictive Agreements.  Neither Holdings nor the Borrower
                   ----------------------
will, nor will it permit any Subsidiary Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or to Guarantee Indebtedness of the Borrower; provided that (a) the foregoing shall
                                        --------
not apply to restrictions and conditions imposed by law or by any Loan Document and (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or
                              -------------
renewal of, or any amendment or modification expanding the scope of, any such restriction or condition).

     Section 6.09  Repayment of Indebtedness.  The Borrower will not, nor will
                   -------------------------
it permit any Subsidiary Loan Party to, make any Repayment in respect of, or make any payment in violation of any subordination terms of, any Indebtedness of the Borrower or any Subsidiary Loan Party except (a) any Repayment of Indebtedness resulting in a prepayment of Loans pursuant to Section 2.09(d) and
                                                            ---------------
(b) Repayments described in any of the clauses of the proviso to Section
                                                                 -------
2.09(d).
-------

     Section 6.10  Intercompany Agreements.  Neither Holdings nor the Borrower
                   -----------------------
will, nor will it permit any Subsidiary Loan Party to, enter into any agreement or arrangement after the date hereof that would constitute an Intercompany Agreement without the prior written approval of the Required Lenders.

     Section 6.11  Limitation on Sale-Leaseback Transactions.  The Borrower will
                   -----------------------------------------
not, nor will it permit any Subsidiary Loan Party to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

CREDIT AGREEMENT - Page 64

     Section 6.12  Equipment Site Interests and Real Estate Subsidiaries.  The
                   -----------------------------------------------------
Borrower will not permit any Equipment Site Interests to be owned or acquired by any Person other than a Subsidiary that (a) is wholly owned directly by the Borrower, (b) does not engage in any business or activity other than the ownership of Equipment Site Interests and activities incidental thereto, (c) does not own or acquire any assets other than Equipment Site Interests, cash and Permitted Investments and (d) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities (any such Subsidiary satisfying the foregoing requirements, a "Real Estate Subsidiary"). The Equipment Site
                               ----------------------
Interests relating to all sites in any particular state shall be owned by a separate Real Estate Subsidiary; provided that if the Equipment Site Interests
                                 --------
relating to sites in any particular BTA are in more than one state, then such Equipment Site Interests may be owned by the Real Estate Subsidiary that is formed to own Equipment Site Interests in the state in which a majority of the sites located in such BTA are situated.

     Section 6.13  FCC Licenses and License Subsidiaries.  The Borrower will not
                   -------------------------------------
permit any FCC License to be owned or acquired by any Person other than a corporation that (a) is wholly owned directly by the Parent, (b) does not engage in any business or activity other than the ownership of one or more FCC Licenses and activities incidental thereto, (c) does not own or acquire any assets other than one or more FCC Licenses, cash and Permitted Investments and (d) does not have or incur any Indebtedness or other liabilities other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, other liabilities incidental to its existence and permitted business and activities and FCC Debt or Permitted License Acquisition Debt incurred to finance the purchase by it of its FCC Licenses (any corporation satisfying the foregoing requirements, a "License Subsidiary"). Each FCC License that is acquired
                 ------------------
without being financed with FCC Debt or Permitted License Acquisition Debt shall be owned by a License Subsidiary that does not have any liability in respect of any FCC Debt or Permitted License Acquisition Debt. Each FCC License that is financed with FCC Debt or Permitted License Acquisition Debt shall be owned by a separate License Subsidiary (which shall be the only Loan Party liable for such FCC Debt or Permitted License Acquisition Debt), except that any combination of two or more such FCC Licenses that are acquired contemporaneously pursuant to the same acquisition may be owned by the same License Subsidiary if required by the terms of such FCC Debt or Permitted License Acquisition Debt.

     Section 6.14  Amendment of Material Documents.  Neither Holdings nor the
                   -------------------------------
Borrower will, nor will it permit any Subsidiary Loan Party to, amend, modify or waive any of its rights or obligations under (a) any Intercompany Agreement, (b) its certificate or articles of incorporation, by-laws or other organizational documents, (c) the ChaseTel Purchase Agreement, or (d) any agreement or instrument governing or evidencing any Permitted Holdings Debt, FCC Debt or Eligible Parent Debt.

     Section 6.15  Capital Expenditures.  The Borrower will not permit the
                   --------------------
aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

          ---------------------------------------------------
               Year                               Amount
          ---------------------------------------------------
          ---------------------------------------------------

CREDIT AGREEMENT - Page 65

         -------------------------------------------------
                        Year                   Amount
         -------------------------------------------------
         2000                               $550,000,000
         -------------------------------------------------
         2001                               $850,000,000
         -------------------------------------------------
         2002                               $110,000,000
         -------------------------------------------------
         2003                               $180,000,000
         -------------------------------------------------
         2004 and thereafter                $100,000,000
         -------------------------------------------------

         Section 6.16 Covered POPS. The Borrower will not permit the total
                       ------------
number of Covered POPS at any time during any period set forth below to be less than the number set forth below with respect to such period:

         --------------------------------------------------------------
                   Period                                     Number
         --------------------------------------------------------------

         April 1, 2000 to and including                         275,000
         June 30, 2000
         --------------------------------------------------------------

         July 1, 2000 to and including                        1,150,000
         September 30, 2000
         --------------------------------------------------------------

         October 1, 2000 to and including                     1,150,000
         December 31, 2000
         --------------------------------------------------------------

         January 1, 2001 to and including                     5,000,000
         March 31, 2001
         --------------------------------------------------------------

         April 1, 2001 to and including                       6,000,000
         June 30, 2001
         --------------------------------------------------------------

         July 1, 2001 to and including                        8,000,000
         September 30, 2001
         --------------------------------------------------------------

         October 1, 2001 to and including                    15,000,000
         December 31, 2001
         --------------------------------------------------------------

         January 1, 2002 to and including                    17,500,000
         December 31, 2002
         --------------------------------------------------------------

         January 1, 2003 to and including                    19,800,000
         December 31, 2003
         --------------------------------------------------------------

         January 1, 2004 to and including                    20,500,000
         December 31, 2004
         --------------------------------------------------------------

         January 1, 2005 and thereafter                      21,000,000
         --------------------------------------------------------------

CREDIT AGREEMENT - Page 66

     Section 6.17   Subscribers. The Borrower will not permit the total number
                    -----------
of Subscribers at any time during any period set forth below to be less than the number set forth below with respect to such period:

     --------------------------------------------------------------------------
                Period                                             Number
     --------------------------------------------------------------------------
     April 1, 2000 to and including                                      16,500
     June 30, 2000
     --------------------------------------------------------------------------
     July 1, 2000 to and including                                       44,000
     September 30, 2000
     --------------------------------------------------------------------------
     October 1, 2000 to and including                                    56,000
     December 31, 2000
     --------------------------------------------------------------------------
     January 1, 2001 to and including                                   150,000
     March 31, 2001
     --------------------------------------------------------------------------
     April 1, 2001 to and including                                     225,000
     June 30, 2001
     --------------------------------------------------------------------------
     July 1, 2001 to and including                                      355,000
     September 30, 2001
     --------------------------------------------------------------------------
     October 1, 2001 to and including                                   600,000
     December 31, 2001
     --------------------------------------------------------------------------
     January 1, 2002 to and including                                 1,050,000
     March 31, 2002
     --------------------------------------------------------------------------
     April 1, 2002 to and including                                   1,200,000
     June 30, 2002
     --------------------------------------------------------------------------
     July 1, 2002 to and including                                    1,350,000
     September 30, 2002
     --------------------------------------------------------------------------
     October 1, 2002 to and including                                 1,550,000
     December 31, 2002
     --------------------------------------------------------------------------
     January 1, 2003 to and including                                 1,800,000
     March 31, 2003
     --------------------------------------------------------------------------
     April 1, 2003 to and including                                   1,900,000
     June 30, 2003
     --------------------------------------------------------------------------
     July 1, 2003 to and including                                    2,000,000
     September 30, 2003
     --------------------------------------------------------------------------
     October 1, 2003 to and including                                 2,100,000
     December 31, 2003
     --------------------------------------------------------------------------

CREDIT AGREEMENT - Page 67

     --------------------------------------------------------------------------
              Period                                                  Number
     --------------------------------------------------------------------------
     January 1, 2004 to and including                                 2,250,000
     December 31, 2004
     --------------------------------------------------------------------------
     January 1, 2005 to and including                                 2,550,000
     December 31, 2005
     --------------------------------------------------------------------------
     January 1, 2006 and thereafter                                   2,700,000
     --------------------------------------------------------------------------

     Section 6.18  Total Indebtedness to Total Capitalization.  The Borrower
                   ------------------------------------------
will not permit the ratio of Total Indebtedness to Total Capitalization at any time during any period set forth below to exceed the ratio set forth with respect to such period:

     ------------------------------------------------------------------
               Period                                          Ratio
     ------------------------------------------------------------------
     Initial Availability Date to and                   0.67 to 1.0
     including December 31, 2002
     ------------------------------------------------------------------
     January 1, 2003 to and including                   0.60 to 1.0
     December 31, 2003
     ------------------------------------------------------------------
     January 1, 2004 and thereafter                     0.50 to 1.0
     ------------------------------------------------------------------

     Section 6.19  Total Indebtedness to Annualized EBITDA. The Borrower will
                   ---------------------------------------
not permit the ratio of Total Indebtedness to Annualized EBITDA as of any date during any period set forth below to exceed the ratio set forth below with respect to such period:

     ------------------------------------------------------------------
               Period                                          Ratio
     ------------------------------------------------------------------
     January 1, 2003 to and including                   10.0 to 1.0
     March 31, 2003
     ------------------------------------------------------------------
     April 1, 2003 to and including                      7.0 to 1.0
     June 30, 2003
     ------------------------------------------------------------------
     July 1, 2003 to and including                       7.0 to 1.0
     September 30, 2003
     ------------------------------------------------------------------
     October 1, 2003 to and including                    5.5 to 1.0
     December 31, 2003
     ------------------------------------------------------------------
     January 1, 2004 and thereafter                      5.0 to 1.0
     ------------------------------------------------------------------

     Section 6.20 Consolidated EBITDA to Cash Interest Expense. The Borrower
                  --------------------------------------------
will not permit the ratio of Consolidated EBITDA to Cash Interest Expense for any period of four

CREDIT AGREEMENT - Page 68
consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth with respect to such period:

     ------------------------------------------------------------------
          Period                                         Ratio
     ------------------------------------------------------------------
     October 1, 2002 to and including                1.0 to 1.0
     December 31, 2002
     ------------------------------------------------------------------
     January 1, 2003 to and including                1.3 to 1.0
     March 31, 2003
     ------------------------------------------------------------------
     April 1, 2003 to and including                  1.4 to 1.0
     June 30, 2003
     ------------------------------------------------------------------
     July 1, 2003 to and including                   1.5 to 1.0
     September 30, 2003
     ------------------------------------------------------------------
     October 1, 2003 to and including                1.9 to 1.0
     December 31, 2003
     ------------------------------------------------------------------
     January 1, 2004 and thereafter                  3.0 to 1.0
     ------------------------------------------------------------------

     Section 6.21   Minimum Gross Revenue.
                    ---------------------

     (a) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal quarter ending on a date set forth below to be less than the amount set forth below with respect to such date:

     ---------------------------------------------------------------------------
     Fiscal Quarter Ending                                       Amount
     ---------------------------------------------------------------------------
     December 31, 1999                                              $  1,330,000
     ---------------------------------------------------------------------------
     March 31, 2000                                                 $  2,300,000
     ---------------------------------------------------------------------------
     June 30, 2000                                                  $  4,900,000
     ---------------------------------------------------------------------------
     September 30, 2000                                             $  6,300,000
     ---------------------------------------------------------------------------
     December 31, 2000                                              $ 17,100,000
     ---------------------------------------------------------------------------
     March 31, 2001                                                 $ 25,000,000
     ---------------------------------------------------------------------------
     June 30, 2001                                                  $ 40,000,000
     ---------------------------------------------------------------------------
     September 30, 2001                                             $ 70,000,000
     ---------------------------------------------------------------------------
     December 31, 2001                                              $120,000,000
     ---------------------------------------------------------------------------
     March 31, 2002                                                 $130,000,000
     ---------------------------------------------------------------------------
     June 30, 2002                                                  $150,000,000
     ---------------------------------------------------------------------------

CREDIT AGREEMENT - Page 69

     ---------------------------------------------------------------------------
            Fiscal Quarter Ending                               Amount
     ---------------------------------------------------------------------------
     September 30, 2002                                             $170,000,000
     ---------------------------------------------------------------------------
     December 31, 2002                                              $190,000,000
     ---------------------------------------------------------------------------
     March 31, 2003                                                 $205,000,000
     ---------------------------------------------------------------------------
     June 30, 2003                                                  $220,000,000
     ---------------------------------------------------------------------------
     September 30, 2003                                             $230,000,000
     ---------------------------------------------------------------------------
     December 31, 2003                                              $250,000,000
     ---------------------------------------------------------------------------

     (b) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal year ending on a date set forth below to be less than the amount set forth below with respect to such date:

     ----------------------------------------------------------------------
     Fiscal Year Ending                               Amount
     ----------------------------------------------------------------------
     December 31, 2004                                $1,100,000,000
     ----------------------------------------------------------------------
     December 31, 2005                                $1,200,000,000
     ----------------------------------------------------------------------
     December 31, 2006 and                            $1,300,000,000
     thereafter
     ----------------------------------------------------------------------

     Section 6.22  Activities of Holdings.  Holdings will not engage in any
                   ----------------------
business or activity other than the ownership of all the outstanding Equity Interests of the Borrower and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of common stock of the Borrower, cash, Permitted Investments and, prior to the issuance of Eligible Parent Debt, a promissory note issued by the Parent to Holdings as consideration for the purchase price of equity in Holdings) or incur any liabilities (other than liabilities under the Loan Documents, liabilities under the Lucent Credit Agreement and any other credit agreement entered into in the future governing Eligible Secured Debt, liabilities imposed by law, including tax liabilities, other liabilities incidental to its existence and liabilities in respect of Permitted Holdings Debt, the ChaseTel Earnout or guarantees of Eligible Parent
Debt). Holdings will not create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, except Liens created under the Loan Documents and Permitted Encumbrances.


     Section 6.23  Fiscal Year and Fiscal Quarters.  The Borrower will cause all
                   -------------------------------
of its fiscal years and fiscal quarters to be the same as the calendar years and calendar quarters.

     Section 6.24  Additional Requirements regarding Permitted Indebtedness and
                   ------------------------------------------------------------
Liens.  Notwithstanding anything to the contrary contained in Section 6.01,
-----                                                         ------------
Section 6.02 or elsewhere in this Agreement, the Borrower will not, nor will it
------------
permit any Loan Party to, (a) create, incur, assume or permit to exist any Indebtedness which is secured by any Lien created, evidenced or governed by any of the Security Documents other than Eligible Secured Debt and (b) grant, create or permit to

CREDIT AGREEMENT - Page 70
exist any Lien which is created, evidenced or governed by any of the Security Documents other than Liens securing Eligible Secured Debt.


                                  ARTICLE VII

                               Events of Default
                               -----------------


     If any of the following events ("Events of Default") shall occur:
                                      -----------------

     (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

     (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this
                                                      ----------
Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

     (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any respect when made or deemed made;

     (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect
                                              ------------  ----
to the existence of the Borrower) or 5.10 or in Article VI;
                                     ----       ----------

     (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall
             ----------  ---    ---
continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

     (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness
                             ----------
that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts,

CREDIT AGREEMENT - Page 71
or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of
   ----------
a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

     (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

     (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party to enforce any such judgment;

     (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $1,000,000 in any year or (ii) $5,000,000 for all periods;

     (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or
(ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreements;

     (n)  a Change in Control shall occur;

     (o) the loss, revocation, suspension or material impairment of any material FCC License shall occur;

     (p) Nortel Networks shall terminate the Purchase Agreement as a result of any default or breach by the Borrower thereunder, or the Borrower shall terminate the Purchase Agreement other than by reason of a default or breach by Nortel Networks thereunder; or

CREDIT AGREEMENT - Page 72

     (q) The Borrower or Holdings shall, without the prior written consent of the "Required Committed Credit Facility Parties" (as such term is defined in the Collateral Agency Agreement) under each "Credit Facility" (as such term is defined in the Collateral Agency Agreement), amend or waive in any material respect any encumbrance or restriction in the Lucent Credit Agreement on the ability of the Borrower, Holdings or any Subsidiary Loan Party to (i) pay dividends or make any other distributions permitted by applicable law on any Equity Interests of the Borrower, Holdings or any Subsidiary Loan Party owned by the Parent or any of the Parent's subsidiaries, (ii) pay any Indebtedness owed to the Parent or any of the Parent's subsidiaries, (iii) make loans or advances to the Parent or any of the Parent's subsidiaries, or (iv) transfer any of its property or assets to the Parent or any of the Parent's subsidiaries; provided,
                                                                      --------
however, that this clause (q) shall apply only during such time as Section 9.15
-------            ----------                                      ------------
prohibits such encumbrance or restriction from effectively being contained in this Agreement;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter
             ----------    ---
during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i)
                                                               ----------    ---
of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                 ARTICLE VIII

                                  The Agents
                                  ----------

     Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

     Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

CREDIT AGREEMENT - Page 73

     The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as
                                       ------------
expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Loan Parties that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its
                                       ------------
own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to it by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in
                                                      ----------
any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a

CREDIT AGREEMENT - Page 74
successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the
                               ------------
benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

     Each Lender acknowledges and agrees to the terms of the Collateral Agency Agreement and to the appointment of the Collateral Agent to act as collateral agent under the Collateral Agency Agreement and the other Security Documents.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

     Section 9.01  Notices.  Except in the case of notices and other
                   -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (a) if to Holdings or the Borrower, to it at 10307 Pacific Center Court, San Diego, California 92121, Attention of President (Telecopy No.
(619) 882-6010);

     (b) if to the Collateral Agent, to it as provided in the Collateral Agency Agreement;

     (c) if to the Administrative Agent, to it at Nortel Networks Inc., Mail Stop 991 15 A40, 2221 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Robert D. Beiter, Director, Customer Finance North America (Telecopy No.
(972) 684-3679), with a copy to Nortel Networks Inc., Mail Stop 468/05/B40, 2100 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Kimberly Poe, Director, Loan Administration (Telecopy No. (972) 685-3613);

CREDIT AGREEMENT - Page 75

     (d)  if to Nortel Networks, to it at Nortel Networks Inc., Mail Stop
991 15 A40, 2221 Lakeside Blvd., Richardson, Texas 75082-4399; Attention; Robert
D. Beiter, Director, Customer Finance North America (Telecopy No. (972) 684-
3679),with a copy to Nortel Networks Inc., Mail Stop 468/05/B40, 2100 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Kimberly Poe, Director, Loan Administration (Telecopy No. (972) 685-3613); and

     (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 9.02  Waivers; Amendments.
                   -------------------

     (a) No failure or delay by either Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent
             -------------
shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether an Agent or any Lender may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the applicable Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall:

          (i) increase the Commitment of any Lender without the written consent of such Lender;

          (ii) reduce the principal amount of any Loan or reduce the rate of interest on such Loan, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

          (iii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or

CREDIT AGREEMENT - Page 76
     excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby;

          (iv)   change Section 2.16(b), (c) or (d) in a manner that would alter
                        ---------------  ---    ---
     the pro rata sharing of payments required thereby, without the written consent of each Lender;

          (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender;

          (vi) release all or any substantial part of the Collateral from the Lien of any Security Document (except as expressly provided in such Security Document), without the written consent of each Lender;

          (vii) release Holdings or any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee;

          (viii) change any provisions of any Security Document in a manner that adversely affects the pro rata security of the Loans in relation to any other Eligible Secured Debt, without the written consent of each Lender; or

          (ix)   waive, amend or modify Section 5.10 or any term or provision
                                        ------------
     thereof without the prior written consent of Nortel Networks;

provided further that no such agreement shall amend, modify or otherwise affect
--------
the rights or duties of either Agent without the prior written consent of such Agent.

     Section 9.03  Expenses; Indemnity; Damage Waiver.
                   ----------------------------------

     (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by Nortel Networks and each Agent, including the reasonable fees, charges and disbursements of counsel for Nortel Networks or the Agents, in connection with the preparation and administration of the Loan Documents or any amendments, modifications or waivers thereof (whether or not the transactions contemplated hereby are consummated) and (ii) all reasonable out-of-pocket expenses incurred by either Agent or any Lender, including the reasonable fees, charges and disbursements of any counsel for either Agent or any Lender, in connection with the enforcement or protection of its rights or remedies in connection with the Loan Documents, including its rights or remedies under this Section, or in connection with the Loans made hereunder, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

     (b) The Borrower shall indemnify each Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the

CREDIT AGREEMENT - Page 77
performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property at any time owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this
                                             -------------    ---
Section, each Lender severally agrees to pay to the Administrative Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total outstanding Loans and Commitments at the time.

     (d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each of them hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

     (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

     Section 9.04  Successors and Assigns.
                   ----------------------

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that:
                                                   --------

          (i) except in the case of an assignment to Nortel Networks, a Lender or an Affiliate of Nortel Networks or a Lender, the Administrative Agent must give its prior

CREDIT AGREEMENT - Page 78
     written consent to such assignment (which consent shall not be unreasonably withheld or delayed);

          (ii) in the case of an assignment to a competitor of the Borrower or any of its Subsidiaries (or any Affiliate of any such competitor) or in the case of an assignment of a Commitment other than such an assignment to an Eligible Assignee, the Borrower must give its prior written consent to such assignment (which consent, except in the case of an assignment to any such competitor or Affiliate of a competitor, shall not be unreasonably withheld or delayed);

          (iii) except in the case of an assignment to Nortel Networks, a
     Lender or an Affiliate of Nortel Networks or a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment and Loans, the amount of the Commitment and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrower otherwise consents (except that this clause shall not prohibit the assignment of a Fronting Commitment as contemplated by Section 2.02 in an
                                                            ------------
     amount greater than or equal to $1,000,000);

          (iv) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iv) shall not be construed
                                            -----------
     to prohibit the assignment of a proportionate part of all of the assigning Lender's rights and obligations in respect of (A) Loans separately from (or without assigning) Commitments or (B) Commitments separately from (or without assigning) Loans;

          (v) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; and

          (vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

provided further that (A) in the event that the Borrower has given its consent
--------
to the identity of a particular assignee of an assignment of loans or commitments in connection with any assignment relating to the Lucent Credit Agreement or any credit, loan or other similar agreement relating to any other Eligible Secured Debt, then the Borrower shall not unreasonably withhold consent to such assignee under clause (ii) of this paragraph, (B) any consent of the
                       -----------
Borrower otherwise required under clause (iii) of this paragraph shall not be
                                  ------------
unreasonably withheld if and when the Borrower consents to an assignment of less than $5,000,000 relating to the Lucent Credit Agreement or any credit, loan or other similar agreement relating to any other Eligible Secured Debt and (C) any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has
                                      ----------    ---    -----------
occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date
            -------------
specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the

CREDIT AGREEMENT - Page 79
extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any
                                  -------------  ----  ----     ----
assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.
                               -------------

     (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower,
 --------
the Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of
                                                              -------------
this Section and any written consent to such assignment required by paragraph
                                                                    ---------
(b) of this Section, the Administrative Agent shall accept such Assignment
---
and Acceptance and record the information contained therein in the Register and, promptly thereafter, shall notify the Borrower of such Assignment and Acceptance. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations
    -----------
under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's obligations under this
                    --------
Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.
                                  ---------------
Subject to paragraph (f) of this Section, the Borrower agrees that each
           -------------
Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to
                                                 -------------  ----     ----
the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by
                       -------------
law, each Participant also shall be entitled to the benefits of Section 9.08 as
                                                                ------------
though it were a Lender, provided such Participant agrees to be subject to

Section 2.16(d) as though it were a Lender.
---------------

CREDIT AGREEMENT - Page 80

     (f) A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified
                                   ------------
of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a
                                            ---------------
Lender.

     (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 9.05  Survival.  All covenants, agreements, representations and
                   --------
warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that either Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and
                                                   -------------  ----  ----
9.03 and Article VIII shall survive and remain in full force and effect
----     ------------
regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

     Section 9.06  Counterparts; Integration; Effectiveness.  This Agreement
                   ----------------------------------------
may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to the Borrower's agreement to cooperate with Nortel Networks with respect to marketing, selling or syndicating Loans and Commitments or with respect to fees payable to Nortel Networks or either Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become
                               ------------
effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 9.07  Severability.  Any provision of this Agreement held to be
                   ------------
invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of

CREDIT AGREEMENT - Page 81
the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 9.08  Right of Setoff.  If an Event of Default shall have occurred
                   ---------------
and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     Section 9.09  Governing Law; Jurisdiction; Consent to Service of Process.
                   ----------------------------------------------------------

     (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that either Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings or the Borrower or its properties in the courts of any jurisdiction.

     (c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this
                                                    -------------
Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this
                                              ------------
Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 9.10  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO
                   --------------------
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS

CREDIT AGREEMENT - Page 82

AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 9.11  Headings.  Article and Section headings and the Table of
                   --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 9.12  Confidentiality.  Each of the Agents and the Lenders agrees
                   ---------------
to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of any rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to either Agent or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or the Borrower relating to Holdings or the Borrower or its business, other than any such information that is publicly available or available to either Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

CREDIT AGREEMENT - Page 83

     Section 9.13  Interest Rate Limitation.
                   ------------------------

     (a) Notwithstanding anything herein to the contrary, (i) no interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate (as hereinafter defined) and (ii) if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which
     -------                                               ------------
may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Credit Facility Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 9.13 or (ii) an amount, which when added to all other interest
     ------------
payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Credit Facility Obligations and treated hereunder as such; and if the Credit Facility Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (A) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (B) exclude voluntary prepayments and the effects thereof, and (C) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Credit Facility Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Credit Facility Obligations; provided that, if the unpaid principal balance is paid and
                      -------------
performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

CREDIT AGREEMENT - Page 84

     Section 9.14  Amendments to Other Credit Agreements.  If the Borrower or
                   -------------------------------------
any other Loan Party in any way (a) amends, modifies or supplements any Other Loan Document in any manner that is materially more restrictive to any Loan Party or that is materially more beneficial to any lender or any agent of any lender or (b) enters into any Other Loan Document that is materially more restrictive to any Loan Party or that is materially more beneficial to any lender or any agent of any lender, in each case as compared to this Agreement and/or the other Loan Documents (as applicable), then Holdings and the Borrower agree to promptly notify the Administrative Agent in writing of the nature and terms of such amendment, modification or supplement or such Other Loan Document (as applicable) and to promptly deliver to the Administrative Agent a true, correct and complete copy of such amendment, modification or supplement or such Other Loan Document (as applicable). Furthermore, if any such amendment, modification or supplement or such Other Loan Document (as applicable) is reasonably likely to materially disadvantage any Lender with respect to its efforts to assign any of its Loans or Commitment, each of Holdings and the Borrower agrees that, promptly upon the request of the Administrative Agent or the Required Lenders, it (i) will amend, modify or supplement (as applicable) the appropriate terms and provisions of this Agreement and the other Loan Documents in the same manner as such amendment, modification or supplement to such Other Loan Document or (ii) in the case of an Other Loan Document newly executed, amend, modify, supplement or amend and restate (as applicable) the appropriate terms and provisions of this Agreement and the other Loan Documents or (in the case of an amendment and restatement) this Agreement and the other Loan Documents (as applicable) such that the Agreement and the other Loan Documents are consistent with such Other Loan Document (as applicable); provided, however, that if such amendment, modification or other supplement to
--------  -------
such Other Loan Document or if such newly-executed Other Loan Document (as applicable) was made in connection with any consideration given by any lender or by any agent of any lender to any Loan Party, then the obligations of Holdings and the Borrower to amend, modify, supplement or amend and restate this Agreement and the other Loan Documents pursuant to this sentence shall be conditioned upon the Lender(s) providing the same or equivalent consideration to such Loan Party.

     Section 9.15  Parent Indenture Exception.  Anything herein to the
                   --------------------------
contrary not withstanding, until the restrictions thereon contained in Section
4.16 of the Parent Indenture have been eliminated or terminated, this Agreement will not prohibit the Borrower, Holdings or any Subsidiary Loan Party from:

     (a) paying dividends or making any other distributions permitted by applicable law on any Equity Interests of the Borrower, Holdings or such Subsidiary Loan Party owned by the Parent or any of the Parent's subsidiaries;

     (b) paying any Indebtedness owed to the Parent or any of the Parent's subsidiaries;

     (c) making loans or advances to the Parent or any of the Parent's subsidiaries; or

     (d) transferring any of its property or assets to the Parent or any of the Parent's subsidiaries,

to the extent, but only to the extent, that restrictions on such actions referred to in clauses (a), (b), (c) and (d) preceding are prohibited by such
               -----------  ---  ---     ---
Section 4.16.  Upon the elimination or termination of any such prohibition in
Section 4.16 of the Parent Indenture, the terms or provisions hereof which

CREDIT AGREEMENT - Page 85
would otherwise prohibit or restrict such actions shall immediately and automatically be effective with respect thereto.

           [The remainder of this page is intentionally left blank.]

CREDIT AGREEMENT - Page 86

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         CRICKET COMMUNICATIONS HOLDINGS, INC.

                         By:    ________________________________________
                         Name:  Stefan C. Karnavas
                         Title: Vice President



                         CRICKET COMMUNICATIONS, INC.

                         By:    ________________________________________
                         Name:  Stefan C. Karnavas
                         Title: Vice President



                         NORTEL NETWORKS INC.,
                         individually and as Administrative Agent

                         By:    ________________________________________
                         Name:  Robert D. Beiter
                         Title: Director, Customer Finance North America

CREDIT AGREEMENT - Page 87

                                PROMISSORY NOTE
                                ---------------

$525,000,000.00                                                  August 28, 2000

     FOR VALUE RECEIVED, the undersigned, CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
NORTEL NETWORKS INC. (the "Lender"), by payment thereof to the account of the
                           ------
Administrative Agent specified in the Credit Agreement, in lawful money of the United States of America and in immediately available funds and without deduction, set-off or other reduction as specified in Section 2.15 of the Credit
                                                      ------------
Agreement, the principal amount of FIVE HUNDRED AND TWENTY-FIVE MILLION DOLLARS ($525,000,000.00) or such lesser amount as shall equal the aggregate of the Loans made or deemed made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of advance of each such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note evidences loans made by the Lender (and/or its predecessors in interest) from time to time pursuant to that certain Credit Agreement dated as of August 28, 2000, among the Borrower, Cricket Communications Holdings, Inc., the Lenders named therein and Nortel Networks Inc., as administrative agent for itself and the other Lenders (such Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit Agreement"). The holder of this Note shall be
                           ----------------
entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Except as may be otherwise provided in the Loan Documents, each of the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waives notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. Except as may be otherwise provided in the Loan Documents, the holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                              CRICKET COMMUNICATIONS, INC.



                              By: _______________________________
                              Name: _____________________________
                              Title: ____________________________

                                   Exhibit A
                                   ---------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                          Date: _______________, ____

     Reference is made to that certain Credit Agreement dated as of August 28, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Cricket
                                 ----------------
Communications, Inc., (the "Borrower"), Cricket Communications Holdings, Inc.,
                            --------
the Lenders named therein (the "Lenders") and Nortel Networks Inc., as
                                -------
administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise
---------------------
defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section
                                                                         -------
9.04 of the Credit Agreement.
----

     ___________________________ (the "Assignor") and _______________________
                                       --------
(the "Assignee") agree as follows:
      --------

     (1) The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the following interests in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) [note: complete the following, as applicable]:

     (a) a ____% interest in the Loans (which percentage interest represents a $________ Commitment with respect to the aggregate Commitments of $525,000,000); and

     (b)  $__________ of principal amount of the outstanding Loans.

     2. The Assignor (a) represents that, as of the date hereof but immediately prior to giving effect to this Assignment and Acceptance: (i) its Commitment is $_______________, and (ii) the outstanding principal amount of its Commitment is $__________, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of the Borrower or any Affiliate of the Borrower or the performance or observance by the Borrower or any Affiliate of the Borrower of any of its indebtedness, liabilities or obligations under the Credit Agreement or any other Loan Document; and (d) attaches the promissory note (if any) evidencing the Commitment and/or Loans being assigned (the "Note")
                                                                          ----
held by the Assignor and requests that the Administrative Agent exchange such Note for [a] new promissory note[s] payable to the order of [(i)] the Assignee in an amount equal to the sum of the principal amount of the applicable Loans plus the principal amount of the unfunded applicable Commitment assigned to the Assignee pursuant hereto, [and (ii) the Assignor in an amount equal to the sum of the principal amount of the applicable Loans plus the principal amount of the unfunded applicable Commitment retained by the Assignor].

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other
                                           ------------
documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent and/or the Collateral Agent to take such action on the Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent and/or the Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (g) agrees that it will keep confidential all information with respect to the Borrower and its Affiliates furnished to it by the Borrower or any of its Affiliates or the Assignor (other than information generally available to the public) in accordance with Section 9.12 of the Credit Agreement; and (h)
                           ------------
attaches the forms prescribed by the Internal Revenue Service of the United States and Section 2.15 of the Credit Agreement certifying as to the Assignee's
           ------------
exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or a certificate as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty./1/

     4. The effective date for this Assignment and Acceptance shall be ___________ ____, ___ (the "Effective Date")./2/ Following the execution of this
                            --------------
Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

     5.   Upon such acceptance and recording, from and after the Effective Date,
(a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.


_______________________
  /1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

  /2/ Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Administrative Agent, unless otherwise agreed by the Administrative Agent.

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the promissory notes evidencing the Loans (if any) for periods prior to the Effective Date directly between themselves.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     8. The Assignee's address for notices and office for purposes of the Credit Agreement (until such address or office are subsequently changed in accordance with the Credit Agreement) are specified in the Administrative Questionnaire completed by the Assignee and delivered to the Administrative Agent.

                              [NAME OF ASSIGNOR]


                              By:    ________________________
                              Name:  ________________________
                              Title: ________________________


                              [NAME OF ASSIGNEE]


                              By:    ________________________
                              Name:  ________________________
                              Title: ________________________

[Note: Add the following if and to the extent the written consent of the Administrative Agent or the Borrower is required by the Credit Agreement.]

This Assignment and Acceptance is hereby consented to by [each of] the undersigned:

NORTEL NETWORKS INC.,
as Administrative Agent


By:    _______________________________
Name:  _______________________________
Title: _______________________________
Date:  _______________________________


CRICKET COMMUNICATIONS, INC.


By:    _______________________________
Name:  _______________________________
Title: _______________________________
Date:  _______________________________

                                   Exhibit B
                                   ---------

================================================================================

                              AMENDED AND RESTATED


                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


                                  dated as of

                                 [      ], 2000



                                     among



                         CRICKET COMMUNICATIONS, INC.,



                 The Representatives and Unrepresented Holders
                              referred to herein,

                               SOCIETE GENERALE,

                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Agent

================================================================================

                                                               TABLE OF CONTENTS




                                                                                 Page
                                                                                 ----
ARTICLE I    Definitions........................................................    2

 SECTION 1.01.  Defined Terms...................................................    2

 SECTION 1.02.  Terms Generally.................................................   15

 SECTION 1.03.  Accounting Terms; GAAP..........................................   15

ARTICLE II   Permitted Additional Obligations;  Additional Security Documents...   16

 SECTION 2.01.  Permitted Additional Obligations................................   16

 SECTION 2.02.  Additional Security Documents...................................   17

ARTICLE III  Acts of Secured Parties;  Amounts of Obligations...................   17

 SECTION 3.01.  Acts of Secured Parties.........................................   18

 SECTION 3.02.  Determination of Amounts of Obligations.........................   18

 SECTION 3.03.  Restrictions on Actions.........................................   19

ARTICLE IV   Duties of Collateral Agent.........................................   20

 SECTION 4.01.  Notice to Secured Parties.......................................   20

 SECTION 4.02.  Actions Under Support Documents.................................   20

 SECTION 4.03.  Conflicting Instructions; No Instructions.......................   23

 SECTION 4.04.  Records.........................................................   24

ARTICLE V    Collateral Accounts; Distributions.................................   25

 SECTION 5.01.  The Collateral Accounts.........................................   25

 SECTION 5.02.  Application of Proceeds.........................................   27

 SECTION 5.03.  Time of Payments................................................   27

 SECTION 5.04.  Application of Amounts Not Distributable........................   27

 SECTION 5.05.  Treatment of Contingent Obligations.............................   28

 SECTION 5.06.  Collateral Agent's Calculations.................................   28

ARTICLE VI   Agreements.........................................................   29

 SECTION 6.01.  Delivery of Agreements..........................................   29

 SECTION 6.02.  Information.....................................................   29

ARTICLE VII  The Collateral Agent...............................................   30

 SECTION 7.01.  Appointment; Rights and Duties..................................   30

 SECTION 7.02.  Expenses; Indemnity; Damage Waiver..............................   32

ARTICLE VIII Representations and Warranties.....................................   34

 SECTION 8.01.  Organization; Powers............................................   34

 SECTION 8.02.  Authorization; Enforceability...................................   34

 SECTION 8.03.  Governmental Approvals; No Conflicts............................   35

ARTICLE IX   Intercreditor Arrangements.........................................   35

 SECTION 9.01.  Security Interests..............................................   35

 SECTION 9.02.  Turnover of Collateral and Certain Payments.....................   35

 SECTION 9.03.  Release of Collateral and Guarantees............................   36

 SECTION 9.04.  Additional Collateral...........................................   37

 SECTION 9.05.  Purchase of Collateral..........................................   37

 SECTION 9.06.  Further Assurances, etc.........................................   37

 SECTION 9.07.  Restrictions on Prepayments and Purchases of Indebtedness.......   38

 SECTION 9.08.  Payment of Amounts Owing under Secured Instruments..............   38

 SECTION 9.09.  Certain Amendments to Credit Agreement..........................   39

ARTICLE X    Benefit of Agreement...............................................   40

ARTICLE XI   Miscellaneous......................................................  40

 SECTION 11.01.  Notices........................................................  40

 SECTION 11.02.  Waivers; Amendments............................................  41

 SECTION 11.03.  Counterparts...................................................  42

 SECTION 11.04.  Severability...................................................  43

 SECTION 11.05.  Governing Law; Jurisdiction; Consent to Service of Process.....  43

 SECTION 11.06.  WAIVER OF JURY TRIAL...........................................  44

 SECTION 11.07.  Headings.......................................................  44

 SECTION 11.08.  Successors and Assigns.........................................  44

 SECTION 11.09.  Termination....................................................  45

 SECTION 11.10.  Complete Agreement.............................................  45

EXHIBIT:

     Exhibit A -- Form of Permitted Additional Obligations
                     Designation

                    AMENDED AND RESTATED COLLATERAL AGENCY AND INTERCREDITOR
                AGREEMENT dated as of [    ], 2000 among CRICKET COMMUNICATIONS,
                INC. a Delaware corporation, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, SOCIETE GENERALE, and the Representatives and Unrepresented Holders referred to herein.


          WHEREAS the Borrower (such term, and other capitalized terms used in this preliminary statement, having the meanings set forth in this Agreement below) has entered into the Credit Agreement pursuant to which the Lenders have made and will continue to make Loans to the Borrower;

          WHEREAS the Loan Parties have entered into certain Security Documents in order to secure the Credit Facility Obligations and the Subsidiary Loan Parties have entered into the Guarantee Agreement in order to guarantee the Credit Facility Obligations;

          WHEREAS the Borrower may from time to time incur Permitted Additional Obligations that may be secured under the Security Documents and guaranteed pursuant to the Guarantee Agreement and the Parent Guarantee Agreement;

          WHEREAS the Borrower, the Collateral Agent and the Administrative Agent have entered into the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 14, 2000, amending and restating the Collateral Agency and Intercreditor Agreement dated as of November 24, 1999 (as so amended and restated, the "Existing Agreement") in order to set forth certain
                              ------------------
agreements with respect to the Obligations to be so secured and guaranteed, including mechanisms for securing Permitted Additional Obligations and certain intercreditor arrangements with respect to the enforcement of rights under the Support Documents and the allocation of proceeds in respect of the Obligations; and

          WHEREAS, the Borrower (a) has entered into (or, concurrently with the execution and delivery hereof, is entering into) the Nortel Credit Agreement,
(b) has designated (or, concurrently with the execution and delivery hereof, is designating) the Nortel Facility

Obligations as Permitted Additional Obligations in accordance with Section 2.01 of the Existing Agreement and (c) has requested that the Existing Agreement be amended and restated in the form hereof in order to confirm that the Nortel Facility Obligations are entitled to the benefits of the Support Documents and to effect certain other changes to the Existing Agreement;

          NOW THEREFOR, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------



          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "Act" has the meaning set forth in Section 3.01.
           ---

          "Additional Security Document" means any agreement or instrument
           ----------------------------
(other than the Initial Security Documents) creating or evidencing a security interest of the Collateral Agent in, or a Lien in favor of the Collateral Agent on, or an assignment to the Collateral Agent of, any Collateral.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Administrative Agent" means Lucent Technologies Inc., in its capacity
           --------------------
as administrative agent for the Lenders under the Credit Agreement.

          "Borrower" means Cricket Communications, Inc. (formerly known as
           --------
Cricket Wireless Communications, Inc.), a Delaware corporation.

          "Borrower Pledge Agreement" means the Borrower Pledge Agreement dated
           -------------------------
as of November 24, 1999, among Holdings, the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Business Day" has the meaning assigned to such term in the Credit
           ------------
Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "ChaseTel Subordination Agreement"  means the Subordination Agreement
           --------------------------------
dated as of March 16, 2000, among Holdings, the Borrower, the Administrative Agent and Chase Telecommunications Holdings, Inc., a Delaware corporation.

          "Collateral" means (a) any and all "Collateral" as defined in any
           ----------
applicable Security Document and (b) any and all other assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising in which the Collateral Agent has been granted a Lien or security interest, or that have been assigned to the Collateral Agent, pursuant to any of the Security Documents.

          "Collateral Accounts" has the meaning set forth in Section 5.01(a).
           -------------------

          "Collateral Agent" means State Street Bank and Trust Company, in its
           ----------------
capacity as collateral agent for the Secured Parties under the Support
Documents.

          "Contingent Obligations" means any Obligations that are contingent
           ----------------------
obligations or not yet liquidated, including any obligation for the reimbursement of any letter of credit that is outstanding but not yet drawn upon.

          "Contingent Obligations Collateral Account" has the meaning set forth
           -----------------------------------------
in Section 5.05.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
            -----------       ----------

          "Credit Agreement" means the Credit Agreement dated as of September
           ----------------
20, 1999, among Holdings, the Borrower, the Lenders and the Administrative Agent; provided that, for purposes of the Support Documents (other than this
       --------
Agreement), any reference to "the Credit Agreement" therein shall be deemed to mean "each Secured Instrument" (as defined herein).

          "Credit Facility" means a credit facility, or group of credit
           ---------------
facilities, extended pursuant to a single Secured Instrument. For purposes of this definition, all credit facilities that are governed by the same credit agreement, loan agreement or similar document, or in respect of which the Secured Parties thereunder vote together for purposes of declaring or waiving defaults, shall be deemed to be extended pursuant to the same Secured Instrument.

          "Credit Facility Obligations" means (a) the principal of and premium,
           ---------------------------
if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Credit Agreement.

          "Effective Date" has the meaning assigned to such term in the Credit
           --------------
Agreement. The parties hereto acknowledge that the Effective Date occurred on September 20, 1999.

          "Enforcement Collateral Account" has the meaning set forth in Section
           ------------------------------
5.01(a).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "GAAP" means, subject to Section 1.03, generally accepted accounting
           ----
principles in the United States of America.

          "General Collateral Account" has the meaning set forth in Section
           --------------------------
5.01(a).

          "General Funds" means funds required to be deposited in the General
           -------------
Collateral Account as provided in Section 5.01(b).

          "General Funds Release Request" means a written request delivered by
           -----------------------------
the Borrower to the Collateral Agent requesting the Collateral Agent to release funds from the General Collateral Account. Each General Funds Release Request
(a) shall specify (i) the amount of funds to be released, (ii) the date of the requested release, (iii) the purpose for which the Borrower expects to use such funds, (iv) the applicable provisions of the applicable Secured Instrument or Secured

Instruments pursuant to which such funds are being released and (v) the wire instructions for the transfer of such funds to or for the account of the Borrower and (b) shall be accompanied by a certificate of a Financial Officer to the effect that such requested release of funds is not in contravention of any Secured Instrument.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement dated as of
           -------------------
November 24, 1999, among Holdings, the Subsidiary Loan Parties and the Collateral Agent.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Holder" means any direct holder of, or creditor party to a Secured
           ------
Instrument in respect of, any Obligations.

          "Holdings" means Cricket Communications Holdings, Inc. (formerly known
           --------
as Cricket Communications, Inc.), a Delaware corporation.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnitee" has the meaning assigned to such term in Section 7.02.
           ----------

          "Indemnity, Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and

Contribution Agreement dated as of November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Initial Security Documents" means this Agreement, the Security
           --------------------------
Agreement, the Borrower Pledge Agreement and the Parent Pledge Agreement.

          "Lenders" means the lenders from time to time party to the Credit
           -------
Agreement; provided that, for purposes of the Support Documents (other than this
           --------
Agreement), any reference to "Lender" or "Lenders" therein shall be deemed to mean "Secured Party" or "Secured Parties" (as defined herein), respectively.

          "License Subsidiary" has the meaning assigned to such term in the
           ------------------
Credit Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means the "Loan Documents", as defined in each of the
           --------------
Credit Agreement and the Nortel Credit Agreement and includes all other agreements, documents and instruments evidencing or governing any of the Obligations (including all Secured Instruments and Support Documents), in each case as in effect from time to time.

          "Loan Parties" means the Parent, Holdings, the Borrower and the
           ------------
Subsidiary Loan Parties.

          "Loans" has the meaning assigned to such term in the Credit Agreement;
           -----
provided that, for purposes of the Support Documents (other than this
--------
Agreement), any reference to "Loans" therein shall be deemed to mean "Obligations" (as defined herein).

          "Moody's means Moody's Investors Service, Inc.
           -------

          "Non-Vendor Secured Party" means any Secured Party that (a) is not a
           ------------------------
Vendor or an Affiliate of a Vendor, (b) is not a Holder of any Obligations Guaranteed by or otherwise subject to credit support provided by a Vendor or an Affiliate of a Vendor and (c) is not subject to any agreement or arrangement pursuant to which any Vendor or an Affiliate of any Vendor has the right to direct, or to consent or approve of the exercise of, any voting rights of such Secured Party in respect of the Obligations held by it.

          "Nortel Agent" means Nortel Networks Inc., in its capacity as
           ------------
administrative agent for the Nortel Lenders under the Nortel Credit Agreement.

          "Nortel Credit Agreement" means the Credit Agreement dated as of
           -----------------------
August 28, 2000, among Holdings, the Borrower, the Nortel Lenders and the Nortel Agent.

          "Nortel Facility Obligations" means (a) the principal of and premium,
           ---------------------------
if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Nortel Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Nortel Credit Agreement.

          "Nortel Lenders" means the lenders from time to time party to the
           --------------
Nortel Credit Agreement.

          "Nortel Loans" has the meaning assigned to the term "Loans" in the
           ------------
Nortel Credit Agreement.

          "Notice of Cancelation of Enforcement" means, with respect to any
           ------------------------------------
Notice of Enforcement, a notice or notices delivered to the Collateral Agent by Representatives and/or Unrepresented Holders canceling such Notice of Enforcement in accordance with Section 4.02.

          "Notice of Enforcement" means a notice or notices delivered to the
           ---------------------
Collateral Agent by Representatives and/or Unrepresented Holders in accordance with Section 4.02 stating that (a) all or part of the Obligations are due and payable and remain unpaid and any applicable grace period for payment thereof has lapsed or (b) all or part of the Obligations are then permitted by the Secured Instrument or Secured Instruments under which such Obligations are outstanding (because of the occurrence of an event of default or similar event under such Secured Instrument or Secured Instruments) to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Secured Instrument or Secured Instruments. A Notice of Enforcement shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received a Notice of Cancelation of Enforcement. A Notice of Enforcement shall be deemed to be in effect at all times after such Notice of Enforcement has been given until such time, if any, as such Notice of Enforcement has been rescinded. The Representatives and Unrepresented Holders that delivered a Notice of Enforcement shall rescind such Notice of Enforcement once such Representatives and Unrepresented Holders are satisfied that the event or events giving rise to such Notice of Enforcement have been cured or waived in accordance with the applicable Secured Instrument and no other event has occurred and is continuing that would permit a Notice of Enforcement to be given.

          "Obligations" means, collectively, the Credit Facility Obligations,
           -----------
the Nortel Facility Obligations and all Permitted Additional Obligations.

          "Parent" means Leap Wireless International, Inc., a Delaware
           ------
corporation.

          "Parent Guarantee Agreement" means the Guarantee Agreement dated as of
           --------------------------
August 28, 2000, between the Parent and the Collateral Agent.

          "Parent Pledge Agreement" means the Parent Pledge Agreement dated
           -----------------------
November 24, 1999, among the Parent and the Collateral Agent.

          "Permitted Additional Obligations" means (a) the principal of and
           --------------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any Indebtedness for borrowed money of the Borrower, but only to the extent that such Indebtedness is designated as "Permitted Additional Obligations" in accordance with Section 2.01, and (b) all other monetary obligations (other than monetary obligations in respect of Indebtedness that does not constitute Permitted Additional Obligations), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Secured Instrument governing or evidencing such Indebtedness referred to in clause (a) above; provided that any Indebtedness or obligations owing to Holdings, any
       --------
Subsidiary Loan Party or Affiliate of the Borrower shall not constitute Permitted Additional Obligations.

          "Permitted Additional Obligations Designation" means each Permitted
           --------------------------------------------
Additional Obligations Designation duly completed and executed by the Collateral Agent, the Borrower and the holder or holders of the Permitted Additional Obligations referenced therein (or a Representative of such holders) and delivered pursuant to Section 2.01, substantially in form of Exhibit A.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Principal Obligations" means the principal amount of the outstanding
           ---------------------
Obligations.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Representative" means, as to any Secured Party or Secured Parties,
           --------------
any Person designated in the Secured Instrument evidencing or governing the Obligations held by such Secured Party or Secured Parties as the trustee, agent or representative of such Secured Party or Secured Parties (including, in the case of the Credit Facility Obligations, the Administrative Agent and, in the case of the Nortel Facility Obligations, the Nortel Agent).

          "Required Committed Credit Facility Parties" means, at any time, with
           ------------------------------------------
respect to any Credit Facility, Secured Parties having outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility at such time.

          "Required Committed Secured Parties" means, at any time, Secured
           ----------------------------------
Parties having outstanding Principal

Obligations and Secured Instrument Commitments representing more than 50% of the sum of the total outstanding Principal Obligations and Secured Instrument Commitments at such time.

          "Required Credit Facility Parties" means, at any time, with respect to
           --------------------------------
any Credit Facility, Secured Parties having outstanding Principal Obligations under such Credit Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations under such Credit Facility at such time.

          "Required Non-Vendor Secured Parties" means, at any time, Non-Vendor
           -----------------------------------
Secured Parties having outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations held by all Non-Vendor Secured Parties at such time.

          "Required Secured Parties" means, at any time, Secured Parties having
           ------------------------
outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations at such time.

          "S&P" means Standard & Poor's.
           ---

          "Secured Instrument" means any instrument or agreement (other than the
           ------------------
Support Documents) that evidences or governs the terms of any of the Obligations (including, in the case of the Credit Facility Obligations, the Credit Agreement and, in the case of the Nortel Facility Obligations, the Nortel Credit Agreement).

          "Secured Instrument Commitments" means, at any time, commitments in
           ------------------------------
effect at such time to extend credit to the Borrower under any Secured Instrument that, if extended at such time, would constitute Principal Obligations.

          "Secured Parties" means the Collateral Agent and the Holders of the
           ---------------
Obligations (including, in the case of the Credit Facility Obligations, the Lenders and the Administrative Agent and, in the case of the Nortel Facility Obligations, the Nortel Lenders and the Nortel Agent).

          "Security Agreement" means the Security Agreement dated as of November
           ------------------
24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Security Documents" means the Initial Security Documents and the
           ------------------
Additional Security Documents.
          "Subordination Agreement" means the Subordination Agreement dated as
           -----------------------
of November 24, 1999, among the Loan Parties and the Collateral Agent.

          "Subordination Collateral Account" has the meaning set forth in
           --------------------------------
Section 5.01(a).

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Loan Parties" means the Subsidiaries and the License
           -----------------------
Subsidiaries.

          "Support Documents" means the Security Documents, the Indemnity,
           -----------------
Subrogation and Contribution Agreement, the Subordination Agreement, the Guarantee Agreement and the Parent Guarantee Agreement.

          "Unrepresented Holder" means any Holder for which there is no
           --------------------
Representative.

          "Vendor" means a Person that sells equipment to, or provides non-
           ------
financial services to, any of the Loan Parties.

          SECTION 1.02.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

          SECTION 1.03.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Collateral Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Collateral Agent notifies the Borrower that the Required Committed Secured Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                       Permitted Additional Obligations;
                       ---------------------------------
                         Additional Security Documents
                         -----------------------------


          SECTION 2.01.  Permitted Additional Obligations.  (a)  The Borrower
                         ---------------------------------
may from time to time designate any Indebtedness (including Indebtedness to be advanced pursuant to Secured Instrument Commitments under any Credit Facility) for borrowed money of the Borrower as Permitted Additional Obligations hereunder by (i) delivering to the Collateral Agent a Permitted Additional Obligations Designation in respect of such Indebtedness describing such Indebtedness and attaching thereto a true and complete copy of all instruments and agreements (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including the applicable Secured Instruments, relating to such Indebtedness to which the Borrower or any Subsidiary Loan Party is a party, and (ii) delivering to the Collateral Agent a certificate of a Financial Officer to the effect that such designation of such Indebtedness is not in contravention of any Secured Instrument. Upon completion of the actions described in clauses
(i) and (ii) of the preceding sentence, but subject to the following paragraph, the Indebtedness designated by such Permitted Additional Obligations Designation shall constitute Permitted Additional Obligations and the Holders thereof shall constitute Secured Parties hereunder and shall be bound by the provisions hereof.

          (b) Notwithstanding anything herein to the contrary, (i) the Borrower agrees that it will not incur any Indebtedness that would result in the total outstanding Principal Obligations at any time exceeding $1,845,000,000 and (ii) any purported designation of any Indebtedness as Permitted Additional Obligations that would result in the total outstanding Principal Obligations exceeding the limitation set forth in the foregoing clause (i) at the time of such purported designation shall be null and void and of no force or effect.

          (c) It is the intent of the parties that, after the date hereof, any increase in the total amount of Principal Obligations and Secured Instrument Commitments over the total amount thereof previously designated hereunder shall require the execution and delivery of an additional Permitted Additional Obligations Designation, notwithstanding that such additional Principal Obligations or Secured Instrument Commitments are under the Credit Agreement, the Nortel Credit Agreement or any other Credit Facility that was the subject of a previous Permitted Additional Obligations Designation, but that any Indebtedness resulting from loans advanced pursuant to a Secured Instrument Commitment that was properly designated as Permitted Additional Obligations in accordance with this Agreement (and in compliance with paragraph (b) above) at the time of execution and delivery of the Permitted Additional Obligations Designation relating thereto shall constitute Permitted Additional Obligations notwithstanding any subsequent failure by the Borrower to comply with paragraph
(b) above.

          SECTION 2.02.  Additional Security Documents.  If the Borrower or any
                         ------------------------------
Subsidiary Loan Party is required by any Secured Instrument, Security Document or other agreement to grant a security interest in or Lien on, or assignment of, any assets (other than assets constituting Collateral under the Initial Security Documents) of the Borrower or any Subsidiary Loan Party to secure any Obligations, the Borrower shall, or shall cause the applicable Subsidiary Loan Party or Subsidiary Loan Parties to, grant such security interest in or Lien on, or assignment of, such assets to the Collateral Agent to secure all the Obligations pursuant to an Additional Security Document.


                                  ARTICLE III

                           Acts of Secured Parties;
                           ------------------------
                            Amounts of Obligations
                            ----------------------

          SECTION 3.01.  Acts of Secured Parties.  Any  request, demand,
                         ------------------------
authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party, the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or its Representative or the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties or their Representatives (as applicable) and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the
                                                               ---
Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon (a) an Act of any Representative if such Act purports to be taken by or on behalf of the Secured Parties represented by such Representative and (b) an Act of any Holder if such Act purports to be taken by or on behalf of such Holder, and nothing in this Section 3.01 or elsewhere in this Agreement shall be construed to require any Representative or Holder to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Representative or Holder.

          SECTION 3.02.  Determination of Amounts of Obligations.  Whenever the
                         ----------------------------------------
Collateral Agent is required to determine the existence or amount of any of the Obligations or Secured Instrument Commitments or any portion thereof for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of any applicable Representative or Holder; provided that if, notwithstanding the request of the Collateral Agent,
        --------
any applicable Representative or Holder shall fail or refuse promptly to certify as to the existence or amount of any Obligations or Secured Instrument Commitments or any portion thereof, the

Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion exercised in good faith, determine, including by reliance upon a certificate of the Borrower; provided further that, promptly following determination of any such amount, the
----------------
Collateral Agent shall notify such Representative or Holder of such determination and thereafter shall correct any error that such Representative or Holder brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any Secured Party or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

          SECTION 3.03.  Restrictions on Actions.  Each Secured Party agrees
                         ------------------------
that, unless and until this Agreement is terminated as provided herein, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise, or direct the exercise of, rights and remedies under the Support Documents. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

          (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies under the Support Documents, except for delivering notices hereunder; and

          (b) refrain from exercising any rights or remedies under the Support Documents which may be exercisable as a result of an event that could result in a Notice of Enforcement.

Except as specifically otherwise provided herein or in the Secured Instrument to which a Secured Party is a party, however, any Secured Party or the Collateral Agent, as applicable, may exercise any right or remedy available to it under any Secured Instrument, any related agreement (other than the Support Documents) or otherwise at law or in equity, including (i) imposing a default rate of interest in accordance with the applicable Secured Instrument, (ii) exercising any right or remedy or taking any other action that it is permitted or authorized to exercise or take or (iii) exercising its rights and remedies as a general creditor in accordance with the applicable Secured Instrument and applicable law, including the right to cease advancing loans or otherwise extending credit to the Borrower, to commence legal proceedings to collect any Obligation due and payable to such Secured Party and remaining unpaid, to accelerate the maturity of any Obligations or to terminate any Secured Instrument Commitment in accordance with the applicable Secured Instrument, to commence legal proceedings (including involuntary bankruptcy proceedings) to enforce any Secured Instrument and obtain a judgment and to enforce such judgment, in each case to the same extent as if such Secured Party were an unsecured creditor.


                                  ARTICLE IV

                          Duties of Collateral Agent
                          --------------------------


          SECTION 4.01.  Notice to Secured Parties.  The Collateral Agent shall
                         --------------------------
promptly notify each Representative and Unrepresented Holder in the event it shall receive any Notice of Enforcement or any Notice of Cancelation of Enforcement or any request by any party hereto or by any Loan Party for any consent, waiver or amendment with respect hereto or any other Support Document. Upon being notified by the Collateral Agent of any such Notice of Enforcement or Notice of Cancelation of Enforcement, each Representative shall notify each Secured Party that it represents of such Notice of Enforcement or Notice of Cancelation of Enforcement.

          SECTION 4.02.  Actions Under Support Documents; Notices of
                         -------------------------------- ----------
Enforcement; Etc.  (a) The Collateral Agent shall not be obligated to take any
-----------------
action under this Agreement or any of the Support Documents except for the performance of such duties as are specifically set forth herein or therein.

          (b)  A Notice of Enforcement may be delivered only by:

          (i)  the Required Secured Parties;

          (ii)  the Required Non-Vendor Secured Parties;

     provided that, at the time such Notice of Enforcement is delivered, the
     --------
     aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

           (iii) the Required Credit Facility Parties under any Credit Facility; provided that, at the time such Notice of Enforcement is
               --------
     delivered, (A) the aggregate amount of outstanding Principal Obligations under such Credit Facility is greater than or equal to 15% of the aggregate amount of outstanding Principal Obligations, (B) the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is less than the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000, and (C) an event of default has occurred and is continuing under such Credit Facility that permits the Obligations thereunder to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Credit Facility (or such Obligations have become due and payable and have not been paid) and a period of 90 days has lapsed during which such event of default has been continuing and has not been cured or waived (or such Obligations have not been paid, as the case may be).

               (c) A Notice of Cancelation of Enforcement may be delivered only by:

          (i)  the Required Secured Parties; provided that such Notice of
                                             --------
     Cancelation of Enforcement pertains to a Notice of Enforcement delivered by the Required Secured Parties;

          (ii)  the Required Non-Vendor Secured Parties; provided that, at the
                                                         --------
     time such Notice of Cancelation of Enforcement is delivered, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

          (iii) the Required Credit Facility Parties under any Credit Facility; provided that such Notice of Cancelation of Enforcement pertains to a
     --------
     Notice of Enforcement delivered by the Required Credit Facility Parties under the same Credit Facility.

          (d) Subject to the provisions of Article VII, the Collateral Agent shall take any action under or with respect to the Support Documents which is not inconsistent with or contrary to the provisions of this Agreement or any other Support Document and which is in accordance with written instructions that the Collateral Agent has received from:

     (i)  at any time when a Notice of Enforcement is in effect:

          (A)  the Required Secured Parties; provided that such instructions are
                                             --------
     not inconsistent with any written instructions given by the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000;

          (B)  the Required Non-Vendor Secured Parties; provided that, at such
                                                        --------
     time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

          (C) subject to conflicting instructions that the Collateral Agent is required to follow pursuant to Section 4.03, the Required Credit Facility Parties under any Credit Facility; provided that such Notice of Enforcement
                                        --------
     was delivered by the Required Credit Facility Parties under the same Credit Facility; and

     (ii)  at any other time, the Required Committed Secured Parties.

          (e) The Collateral Agent may not exercise any remedy under Section 9-505(2) of the Uniform Commercial Code, as in effect in any applicable jurisdiction, except with the consent of each Secured Party affected thereby.

          SECTION 4.03.  Conflicting Instructions; No Instructions.  (a)  At any
                         ------------------------------------------
time when a Notice of Enforcement shall be in effect, the Collateral Agent shall, subject in all cases to the provisions of Article VII, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Support Documents or any of them in accordance with any written instructions received in accordance with Section 4.02(d)(i), subject to paragraph (b) below, in the case of conflicting instructions received in accordance with Section 4.02(d)(i). Absent any such written instructions at a time when a Notice of Enforcement shall be in effect, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Support Documents or any of them or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Parties.

          (b) At any time when a Notice of Enforcement shall be in effect, if the Collateral Agent shall receive conflicting instructions given in accordance with Section 4.02(d)(i) with respect to the exercise of remedies under or with respect to the Support Documents:

     (i) if such conflict shall occur with respect to whether or not to exercise such remedies, the Collateral Agent shall follow those instructions directing the Collateral Agent to exercise remedies; provided
                                                                       --------
     that the Collateral Agent shall follow instructions directing it not to exercise remedies received from the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; and

     (ii) if such conflict shall occur with respect to the manner of exercising such remedies, the Collateral Agent shall follow the instructions of (A) the

     Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000 or (B), if clause
     (A) does not apply (or if clause (A) does apply but the Required Non-Vendor Secured Parties shall fail to give instructions), the Required Secured Parties or (C) if the applicable Notice of Enforcement was given by the Required Credit Facility Secured Parties under a Credit Facility and clauses (A) and (B) above do not apply (or clause (A) or (B) above does apply but no instructions are given thereunder), then the Required Credit Facility Secured Parties under such Credit Facility, or (D) if clauses (A),
     (B) and (C) above do not apply (or any such clause does apply but no instructions are given thereunder), then the Representative or Unrepresented Holders representing the greatest amount of Principal Obligations then outstanding that shall have delivered instructions to the Collateral Agent.

Representatives and Unrepresented Holders giving instructions to the Collateral Agent under this Section 4.03 shall do so in good faith and shall give such instructions as shall have the effect of realizing on the Collateral and take other available remedies under the Support Documents in a reasonably appropriate and expeditious manner under the circumstances then applicable.

          SECTION 4.04.  Records.  (a)  The Collateral Agent shall maintain
                         --------
records regarding determinations of the amounts of the outstanding Obligations and Secured Instrument Commitments for any purpose, any distributions from the Collateral Accounts and any information received by the Collateral Agent pursuant to Section 6.02. The information contained in such records shall be made available to any Secured Party upon request.

          (b) The Collateral Agent shall maintain a record of the total outstanding Principal Obligations and Secured Instrument Commitments at any time in effect. The Borrower shall promptly notify the Collateral Agent of any change in the outstanding Principal Obligations or Secured Instrument Commitments at any time, whether as a result of any termination or reduction of such Secured Instrument Commitments, or any payment in respect of such Principal

Obligations or otherwise. The information contained in such records shall be made available to any Secured Party upon request. Any Secured Party shall be entitled to rely upon such information.


                                   ARTICLE V

                      Collateral Accounts; Distributions
                      ----------------------------------


          SECTION 5.01.  The Collateral Accounts.  (a)  The Collateral Agent
                         ------------------------
shall establish and maintain at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, three collateral accounts designated the "Enforcement Collateral Account", the "Subordination Collateral Account" and the
-------------------------------        --------------------------------
"General Collateral Account", respectively (such collateral accounts,
 --------------------------
collectively, the "Collateral Accounts").
                   -------------------

          (b) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) in respect of the Collateral, whether in connection with the exercise of any right or remedy provided in this Agreement or any other Support Document or otherwise (including all amounts received on account of any sale of or other realization upon any of the Collateral pursuant to any Security Document), or pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case while a Notice of Enforcement is in effect shall be deposited in the Enforcement Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account or the General Collateral Account shall be transferred to the Enforcement Collateral Account. Upon the rescission of each effective Notice of Enforcement in accordance with the terms hereof, the Collateral Agent shall (subject to the payment of any Obligations then due in accordance with Section 5.02) release any funds then remaining on deposit in the Enforcement Collateral Account to any Loan Party to the extent required by any of the Security Documents; provided that such funds in an amount
                                           --------
equal to the sum of (x) the amount of General Funds transferred to the Enforcement Collateral Account from the General Collateral Account pursuant to paragraph (d) of this Section and (y) the amount of funds that would have been deposited in the General Collateral Account pursuant to paragraph (d) of this
Section if a Notice of Enforcement had not been in effect, together with all interest and income on such amounts, shall be deposited in the General Collateral Account for application in accordance with the terms of paragraph (d) of this Section.

          (c) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) pursuant to terms of the Subordination Agreement shall be deposited in the Subordination Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account shall be transferred to the Enforcement Collateral Account.

          (d) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) which by the terms of any Support Document or any Secured Instrument are required to be held by the Collateral Agent (other than amounts required to be deposited in the Enforcement Collateral Account or the Subordination Collateral Account) shall be deposited in the General Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the General Collateral Account shall be transferred to the Enforcement Collateral Account. The Borrower may, by delivery to the Collateral Agent of a General Funds Release Request, request a release of General Funds from the General Collateral Account in accordance with the applicable provisions of the Support Document or Secured Instrument or Secured Instruments which required such funds to be deposited with the Collateral Agent (but only to the extent any funds in the General Collateral Account were deposited in the General Collateral Account pursuant to such agreements). If no Notice of Enforcement is in effect on the date on which such General Funds are requested to be released pursuant to the applicable General Funds Release Request, the Collateral Agent shall release such General Funds in accordance with such General Funds Release Request. Pending the receipt by the Collateral Agent of a General Funds Release Request with respect to any General Funds or a transfer of such General Funds to the Enforcement Collateral Account as provided above, the Collateral Agent shall invest such funds in Permitted Investments (and the proceeds thereof and interest thereon shall constitute part of such General Funds).

          (e) All amounts deposited in the Collateral Accounts shall be held by the Collateral Agent subject to the terms hereof and of the Support Documents and shall constitute Collateral under the Security Agreement. No Loan Party shall have any rights with respect to, and the Collateral Agent shall have exclusive dominion and control over, the Collateral Accounts.

          SECTION 5.02.  Application of Proceeds.  Subject to Section 5.05, all
                         ------------------------
amounts deposited in the Enforcement Collateral Account shall be applied in the following order of priority:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or any other Support Document) in connection with any Support Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent under any Support Document on behalf of any Loan Party and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Support Document;

          SECOND, to the Secured Parties pro rata in accordance with the aggregate amounts of the Obligations outstanding on the date of any such distribution (whether or not due and payable); and

          THIRD, the balance, if any, to the Borrower or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

          SECTION 5.03.  Time of Payments.  All distributions under Section 5.02
                         -----------------
shall be made by the Collateral Agent reasonably promptly after its receipts of the applicable funds, subject to Section 5.04.

          SECTION 5.04.  Application of Amounts Not Distributable.  If any
                         -----------------------------------------
Representative or Unrepresented Holder shall inform the Collateral Agent in writing that no provision is made under the relevant Secured Instrument for the application of amounts which are to be distributed in respect of Obligations under such Secured Instrument pursuant to Section 5.02 (whether by virtue of the applicable Obligations thereunder not being then due and payable or otherwise) or for the holding of such amounts by or on behalf of such parties pending application thereof, then the Collateral Agent shall invest such amounts in Permitted Investments and shall hold such amounts and all proceeds thereof in the Enforcement Collateral Account, solely for the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, until such Representative or Unrepresented Holder shall notify the Collateral Agent that such Obligations have been paid (in which case such amounts and all proceeds thereof shall be applied in accordance with the provisions of Section 5.02) or shall request the delivery thereof by the Collateral Agent for application pursuant to such Secured Instrument.

          SECTION 5.05.  Treatment of Contingent Obligations.  Notwithstanding
                         ------------------------------------
the foregoing, distributions under clause SECOND of Section 5.02 shall be made disregarding any Contingent Obligations. If any Contingent Obligations exist at any time that any amounts are to be distributed to the Borrower under clause THIRD of Section 5.02, the Collateral Agent shall deposit such amounts up to an amount equal to such Contingent Obligations in a collateral account established and maintained at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724 (designated the "Contingent Obligations Collateral
                                       ---------------------------------
Account") for the benefit of the Secured Parties that have a claim with respect to such Contingent Obligations. The Collateral Agent shall invest such amounts in Permitted Investments until the Representative of such Secured Parties or the applicable Unrepresented Holder, as the case may be, shall notify the Collateral Agent that any or all of the Contingent Obligations with respect to the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, have become fixed or liquidated (in which case such amounts up to the amount in the Contingent Obligations Collateral Account shall be delivered to such Representative or Unrepresented Holder, as the case may be, to be applied pursuant to the applicable Secured Instrument) or that such Contingent Obligations have expired or cease to exist (in which case an amount in the Contingent Obligations Collateral Account in excess of the Contingent Obligations outstanding at such time shall be applied in accordance with the provisions of Section 5.02).

          SECTION 5.06.  Collateral Agent's Calculations.  In making the
                         --------------------------------
determinations and allocations required by Section 5.02, the Collateral Agent may rely upon certificates as provided in Section 3.02, as to the amounts payable with respect to Obligations. If any Secured Party receives any amount pursuant to Section 5.02 in excess of the amount it was entitled to receive pursuant to Section 5.02 as a result of a demonstrable error in the determination of the amount of the Obligations, then such Secured Party (by becoming a Holder of Obligations and accepting the benefits of this Agreement) agrees to pay such excess to the Collateral Agent for application in accordance with Section 5.02 as soon as practicable after the existence of such error shall have been determined. All distributions made by the Collateral Agent pursuant to Section 5.02 shall be (subject to the preceding sentence and to any decree of any court of competent jurisdiction and to the preceding sentence) final, and the Collateral Agent shall have no duty to inquire as to the application by any Representative or Unrepresented Holder of any amounts distributed to them.


                                  ARTICLE VI

                                  Agreements
                                  ----------

          SECTION 6.01.  Delivery of Agreements.  The Borrower shall deliver to
                         -----------------------
the Collateral Agent, promptly upon the execution thereof, true and complete copies of (a) all amendments, supplements or other modifications to any Secured Instrument and (b) each Additional Security Document.

          SECTION 6.02.  Information.  On a quarterly basis promptly following
                         ------------
the end of each calendar quarter, and from time to time upon the request of the Collateral Agent (which request may be made by the Collateral Agent at the reasonable direction of any Secured Party), the Borrower shall promptly deliver to the Collateral Agent a list, setting forth as of a specified date not more than 10 days prior to the date of delivery, of the aggregate outstanding Obligations and Secured Instrument Commitments and the name and address of each Secured Party (and the name and address of such Secured Party's Representative, if any) and the respective amounts of Obligations and Secured Instrument Commitments attributable to each. The Collateral Agent shall provide a copy of the most recent list delivered to it under this Section to any Secured Party upon request.

                                  ARTICLE VII

                             The Collateral Agent
                             --------------------


          SECTION 7.01.  Appointment; Rights and Duties.      (a)  Each of the
                         -------------------------------
Secured Parties hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Support Documents, together with such actions and powers as are reasonably incidental thereto.

          (b) Any Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

          (c) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Support Documents. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Notice of Enforcement is in effect, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Support Documents that the Collateral Agent is required to exercise in writing by the Required Secured Parties, and (iii) except as expressly set forth in the Support Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, Holdings, the Borrower or the Subsidiary Loan Parties that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Secured Parties (or the requisite portion thereof as required by any applicable provision of this Agreement) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any event that could result in a Notice of Enforcement unless and until a Notice of Enforcement is given to the Collateral Agent, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Support Document or Secured Instrument, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Support Document or Secured Instrument, (D) the validity, enforceability, effectiveness or genuineness of any Support Document or Secured Instrument or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in any Support Document or Secured Instrument, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

          (d) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Parent or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          (e) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the activities as Collateral Agent.

          (f) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying each Secured Party and the Borrower. Upon any such resignation, the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the

Required Secured Parties) shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Committed Secured Parties (or, if applicable, the Required Secured Parties) and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          (g) Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to extend credit to the Borrower pursuant to the applicable Secured Instrument and enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Support Document or related agreement or any document furnished hereunder or thereunder.

          SECTION 7.02.  Expenses; Indemnity; Damage Waiver.      (a)  The
                         -----------------------------------
Borrower shall pay (i) all costs and expenses incurred by the Collateral Agent, including the fees, charges and disbursements of counsel for the Collateral Agent, in connection with the negotiation, preparation, execution and delivery of the Support Documents, and (ii) all costs and expenses incurred by the

Collateral Agent, including the fees, charges and disbursements of any counsel, consultants or appraisers for the Collateral Agent, in connection with (A) the enforcement or protection of its rights in connection with the Support Documents, including its rights under this Section and (B) the administration of, and any amendments, modifications, waivers or supplements of or to the provisions of, any of the Support Documents.

          (b) The Borrower shall indemnify the Collateral Agent and each of its Related Parties (each such Person being called an "Indemnitee") against, and
                                                   ----------
hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Support Document or Secured Instrument or any other agreement or instrument contemplated hereby, or the performance by the parties to the Support Documents or Secured Instruments of their respective obligations thereunder, (ii) any extension of credit under any Secured Instrument or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiary Loan Parties or at which any Collateral is located, or any Environmental Liability related in any way to the Borrower or any of the Subsidiary Loan Parties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be
               --------
available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Collateral

Agent in its capacity as such. For purposes hereof, a Secured Party's pro rata share shall be determined based upon its share of the aggregate amount of outstanding Principal Obligations and Secured Instrument Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.

          (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Secured Parties that:

          SECTION 8.01.  Organization; Powers.  Each Loan Party is duly
                         ---------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect of the Borrower and the Subsidiary Loan Parties taken as a whole, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 8.02.  Authorization; Enforceability.  The execution delivery
                         ------------------------------
and performance by each Loan Party of the Support Documents to which it is a party are within such Loan Party's corporate powers and have been duly authorized by all necessary company or corporate, as the case may be, and, if required, stockholder action. This Agreement and each other Support Document has been duly executed and delivered by each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 8.03.  Governmental Approvals; No Conflicts.  The execution,
                         -------------------------------------
delivery and performance by each Loan Party of the Support Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.


                                  ARTICLE IX

                          Intercreditor Arrangements
                          --------------------------


          SECTION 9.01.  Security Interests.  The Collateral Agent and each of
                         -------------------
the Secured Parties hereby agree that the Liens and security interests granted to the Collateral Agent under the Security Documents, and the Guarantees provided under the Guarantee Agreement and the Parent Guarantee Agreement, and the other rights, remedies, powers and privileges under the Support Documents shall be treated, as among the Secured Parties, as having equal priority and shall at all times be shared by the Secured Parties as provided herein.

          SECTION 9.02.  Turnover of Collateral and Certain Payments.  If any
                         --------------------------------------------
Secured Party (i) acquires custody, control or possession of any Collateral or proceeds therefrom or (ii) receives any payment pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case other than pursuant to the terms of this Agreement, then such Secured Party shall promptly cause such Collateral, proceeds or payments to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of
Article V. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral, proceeds or payments in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, but subject to the requirements of Sections 9.07 and 9.08, no Secured Party shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any amount of any Obligation paid or prepaid by the Borrower to it (and not obtained by it through any sale of or other realization upon any Collateral or by enforcement of its rights under the Guarantee Agreement or the Parent Guarantee Agreement as provided herein and in the Support Documents) in accordance with the terms of the applicable Secured Instrument.

          SECTION 9.03.  Release of Collateral and Guarantees.  (a)  In
                         -------------------------------------
connection with any sale, transfer or disposition of any Collateral to any Person other than the Borrower or any Subsidiary Loan Party that does not violate any Secured Instrument, the Secured Parties agree that any Liens on such Collateral created pursuant to the Security Documents will be released upon the delivery of evidence satisfactory to the Collateral Agent that such sale, transfer or disposition (and the release of such Liens and, if applicable, any guarantee of the Obligations) is in compliance with the requirements of each Secured Instrument (including a certificate from a Financial Officer to such effect). In the event any such sale, transfer or disposition to a Person other than the Parent or any subsidiary thereof (including the Borrower or any Subsidiary Loan Party) shall be of 100% of the Equity Interests of a Subsidiary Loan Party, the Secured Parties hereby authorize the Collateral Agent upon the delivery of such evidence to release such Subsidiary and its assets from its obligations under and the Liens created by the Support Documents and to execute amendments, releases and other documents in form and substance satisfactory to the Collateral Agent confirming such release.

          (b) Collateral may be released in connection with the exercise of any rights, powers or remedies by the Collateral Agent pursuant to and in accordance with Section

4.02 and such release shall not require any approval under this Section.

          (c) The Secured Parties hereby authorize the Collateral Agent to execute releases and other documents in form and substance satisfactory to the Collateral Agent in respect of any release of Collateral permitted under this Section.

          SECTION 9.04.  Additional Collateral.  Each of the Secured Parties
                         ----------------------
hereby covenants and agrees that it (a) will not accept any Guarantee of any of the Obligations by any Loan Party or an Affiliate thereof or any Person providing such Guarantee on behalf of a Loan Party or an Affiliate thereof unless such Person's Guarantee is provided pursuant to the Guarantee Agreement or the Parent Guarantee Agreement or otherwise Guarantees the payment of all the Obligations on a pari passu basis and (b) will not take any security interest in
                 ---- -----
or Lien on or assignment of any assets to secure any of the Obligations unless such security interest or Lien or assignment is granted to the Collateral Agent to secure the payment of all the Obligations on a pari passu basis pursuant to
                                                  ---- -----
an Additional Security Document; provided that the foregoing shall not apply to
                                 --------
any insurance or other credit support acquired by a Secured Party at its own expense from a Person (other than any Loan Party or an Affiliate thereof or a Person acting on behalf of a Loan Party or an Affiliate thereof) with respect to the Obligations.

          SECTION 9.05.  Purchase of Collateral.  Any Secured Party may purchase
                         -----------------------
Collateral at any public sale of such Collateral pursuant to any of the Security Documents and to the extent, but only to the extent, approved by the Required Secured Parties (determined for this purpose without giving effect to the Obligations owed to the Secured Party that is making such purchase, unless it is the only Holder at the time) may make payment on account thereof by using any Obligation then due and payable to such Secured Party from the Person which granted a security interest in such Collateral as a credit against the purchase price.

          SECTION 9.06.  Further Assurances, etc.  Each party hereto shall
                         ------------------------
execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Borrower which agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement and the other Support Documents, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

          SECTION 9.07.  Restrictions on Prepayments and Purchases of
                         --------------------------------------------
Indebtedness.  If on any date the Borrower:
-------------

          (a) shall prepay or purchase any Indebtedness outstanding under any Secured Instrument; and

          (b) shall not prepay or purchase the Indebtedness outstanding under all Secured Instruments ratably in accordance with the respective aggregate principal amount then outstanding thereunder;

any Secured Party that shall have had its Indebtedness so prepaid or purchased in an amount in excess of that which it would have received if the Borrower had made prepayments or purchases ratably in respect of all Secured Parties will, on behalf of the Borrower, pay any excess amount received by it ratably to the other Secured Parties entitled thereto in order to prepay or purchase on behalf of the Borrower the Indebtedness of such other Secured Parties (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party). The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this
Section 9.07.

          SECTION 9.08.  Payment of Amounts Owing under Secured Instruments.  If
                         ---------------------------------------------------
on any date:

          (a) any amount shall be due and owing under more than one Secured Instrument;

          (b) the Borrower shall not pay all such amounts as are then due and owing; and

          (c) the Borrower shall not pay such amounts ratably, in accordance with the respective amounts then due and owing thereunder;

any Secured Party that shall have been paid an amount in excess of the payment that it would have received if the

Borrower had paid amounts owing by it ratably will, on behalf of the Borrower, pay such excess ratably to the other Secured Parties entitled thereto (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party); provided that, if a Notice of
                                        --------
Enforcement is in effect as of such date, then, for all purposes of this Section 9.08, all outstanding Obligations shall be deemed due and owing whether or not they are actually due and owing (e.g., whether or not the maturity of such
                                 ----
Obligations has been accelerated or otherwise matured). The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this Section 9.08.

          SECTION 9.09.  Certain Amendments to Credit Agreement.
                         --------------------------------------
Notwithstanding any provision to the contrary in the Credit Agreement, no amendment or waiver of any encumbrance or restriction in the Credit Agreement on the ability of the Borrower, Holdings or any Subsidiary Loan Party to:

          (i) pay dividends or make any other distributions permitted by applicable law on any Equity Interest of the Borrower, Holdings or any Subsidiary Loan Party;

          (ii) pay any Indebtedness owed to the Parent or any subsidiary of the Parent;

          (iii) make loans or advances to the Parent or any subsidiary of the Parent; or

          (iv) transfer any of its property or assets to the Parent or any subsidiary of the Parent,

shall be effective unless the Required Committed Credit Facility Parties under each Credit Facility shall have consented to such amendment or waiver.

          SECTION 9.10.  Payments under ChaseTel Subordination Agreement.  If
                         ------------------------------------------------
any Lender or the Administrative Agent receives any payments under the ChaseTel Subordination Agreement, then such Lender or the Administrative Agent shall share the benefits of such payments ratably with the other Secured Parties by either (a) payment to the Collateral Agent for distribution under

Section 5.02, if permitted, or (b) applying such payment to pay Credit Facility Obligations and then purchasing participations in the Principal Obligations then outstanding of the other Secured Parties to the extent necessary so that the benefit of all such payments shall be shared by all Secured Parties ratably in accordance with the aggregate amount of Principal Obligations then outstanding.


                                   ARTICLE X

                             Benefit of Agreement
                             --------------------


          This Agreement is being executed and delivered by the Persons whose names appear on the signature pages below and by such other Persons as become parties hereto by the execution and delivery of a Permitted Additional Obligations Designation pursuant to Section 2.01 and by accepting and assuming the rights, benefits, duties and obligations of a Secured Party hereunder as provided in such Section and such Permitted Additional Obligations Designation, but shall benefit, in addition to such Persons, each other Secured Party represented by a Representative (including the Lenders and the Nortel Lenders).

                                  ARTICLE XI

                                 Miscellaneous
                                 -------------


          SECTION 11.01.  Notices.  Except in the case of notices and other
                          --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 10307 Pacific Center Court, San Diego, California 92121, Attention of President (Telecopy No. (619) 882-6010);

          (b) if to the Collateral Agent, to it at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, Attention of Patrick Thibedeau (Telecopy No. 617-662-1460);

          (c) if to the Administrative Agent, to it at 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 582-3101);

          (d) if to the Nortel Agent, to it at Nortel Networks Inc., Mail Stop 991 15 A40, 2221 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Robert D. Beiter, Director, Customer Finance North America (Telecopy No. (972) 684-3679); and

          (e) if to any other Secured Party, to it at its address (or telecopy number) set forth in the applicable Permitted Additional Obligation Designation.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 11.02.  Waivers; Amendments.  (a)  No failure or delay by the
                          --------------------
Collateral Agent in exercising any right or power hereunder or under any other Support Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Support Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of any Support Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any other Support Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Representatives and/or Unrepresented Holders representing the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility or, in the case of any other Support Document, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties that are parties thereto with the consent of the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility; provided that no such agreement
                                            --------
shall (i) adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any Support Document or expand its duties hereunder or under any Support Document, without the prior written consent of the Collateral Agent, (ii) modify any provision hereof which is intended to provide for the equal and ratable security of all Obligations without the prior written consent of all Secured Parties, (iii) release all or any substantial part of the Collateral from the Liens of the Security Documents (except as expressly provided in Section 9.03), without the prior written consent of each Secured Party, (iv) release Holdings, any Subsidiary Loan Party or the Parent from its Guarantee under the Guarantee Agreement or the Parent Guarantee Agreement (except as expressly provided in Section 9.03) or limit or condition its obligations thereunder, without the prior written consent of each Secured Party, or (v) change the definitions of "Credit Facility Obligations", "Nortel Facility Obligations", "Obligations", "Permitted Additional Obligations", "Required Committed Secured Parties", "Required Credit Facility Parties", "Required Non-Vendor Secured Parties", "Required Secured Parties" or this Section, Section 4.02, Section 4.03 or Section 9.03 without the prior written consent of each Secured Party. Notwithstanding the foregoing, the Collateral Agent and the Borrower and, in the case of the Guarantee Agreement or the Parent Guarantee Agreement, any guarantor party to the Guarantee Agreement or the Parent Guarantee Agreement, may enter into one or more agreements supplemental to the applicable Support Documents, in form and substance satisfactory to the Collateral Agent, to add any guarantor of the Obligations or any grantor to any Security Document.

          SECTION 11.03.  Counterparts.  This Agreement may be executed in
                          -------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 11.04.  Severability.  Any provision of this Agreement held to
                          -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 11.05.  Governing Law; Jurisdiction; Consent to Service of
                          --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against the Borrower or their properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Support Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 11.06.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
                          ---------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SUPPORT DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 11.07.  Headings.  Article and Section headings used herein
                          ---------
are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 11.08.  Successors and Assigns.  (a)  Whenever in this
                          -----------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (including, in the case of any Secured Party, each transferee or assignee of Obligations held by
it). Without limiting the generality of the foregoing, this Agreement shall be binding upon each transferee or assignee of any Secured Party.

          (b) The Borrower shall not assign or delegate any of its rights or duties hereunder or any of its interest herein without the prior written consent of each Secured Party, and any purported assignment or delegation in contravention of this paragraph shall be void.

          SECTION 11.09.  Termination.  This Agreement shall automatically
                          ------------
terminate when (i) the Liens and security interests granted under the Security Documents have terminated and (ii) the Collateral has been released and the Obligations have been indefeasibly paid and performed in full and all Secured Instrument Commitments shall have terminated; provided that the provisions of
                                              --------
Section 7.02 shall not be affected by any such termination.

          SECTION 11.10.  Complete Agreement.  (a)  This Agreement constitutes
                          -------------------
the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

          (b) Upon the execution and delivery of counterparts of this Agreement by the Borrower, the Collateral Agent and Representatives and Unrepresented Holders representing each Secured Party as of the date hereof, the Existing Agreement shall be superseded and amended and restated in the form of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.




                                         CRICKET COMMUNICATIONS, INC.
                                         (formerly known as Cricket
                                         Wireless Communications, Inc.),

                                          by  ________________________________
                                              Name:
                                              Title:


                                         STATE STREET BANK AND TRUST
                                         COMPANY, as Collateral Agent,

                                          by  ________________________________
                                              Name:
                                              Title:


                                         LUCENT TECHNOLOGIES INC.,
                                         individually and as
                                         Administrative Agent under the
                                         Credit Agreement,

                                          by  ________________________________
                                              Name:
                                              Title:


                                         NORTEL NETWORKS INC.,
                                         individually and as
                                         Administrative Agent under the
                                         Nortel Credit Agreement,

                                          by  ________________________________
                                              Name:
                                              Title:

                                         SOCIETE GENERALE,

                                          by  ________________________________
                                              Name:
                                              Title:

          The undersigned are parties to the other Support Documents and acknowledge and agree to the changes thereto set forth herein and agree to be bound by this Agreement.

                                      LEAP WIRELESS INTERNATIONAL, INC.

                                        by
                                           _______________________
                                           Name:
                                           Title:

                                      EACH SUBSIDIARY OF THE BORROWER

                                        by
                                           ________________________
                                           Name:
                                           Title:

                                      EACH LICENSE SUBSIDIARY PARTY
                                      TO THE OTHER SUPPORT
                                      DOCUMENTS,

                                        by
                                           _________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A


                                    FORM OF
                 PERMITTED ADDITIONAL OBLIGATIONS DESIGNATION


                                                                          [Date]
To:  [        ], as Collateral Agent

Re:  Amended and Restated Collateral Agency and Intercreditor Agreement, dated
     as of [      ], 2000, among CRICKET COMMUNICATIONS, INC. (formerly known as
     Cricket Wireless Communications, Inc.), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and the Representatives and Unrepresented Holders referred to therein (the "Collateral Agency and Intercreditor Agreement").


          Reference is hereby made to the Collateral Agency and Intercreditor Agreement. Capitalized terms which are defined in the Collateral Agency and Intercreditor Agreement are used herein as therein defined.

          In accordance with Section 2.01 of the Collateral Agency and Intercreditor Agreement, the following Indebtedness for borrowed money of the Borrower are hereby added as Permitted Additional Obligations thereunder.

          [DESCRIBE INDEBTEDNESS]

Attached hereto is a true and complete copy of each agreement (together with all schedules, exhibits, annexes, appendices and other attachments thereto), constituting the applicable Secured Instruments relating to such Permitted Additional Obligations.

          The undersigned is [the Secured Party] [the Representative of the Secured Parties] in respect of such Permitted Additional Obligations and hereby acknowledges receipt of a copy of the Collateral Agency and Intercreditor Agreement. [The undersigned agrees that, upon execution and delivery hereof, it shall be a party to the Collateral Agency and Intercreditor Agent and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof.] [The undersigned represents that it has been appointed as the Representative under the Secured Instruments referred to above on behalf of the Holders thereunder, with the power to become a party to the Collateral Agency and Intercreditor Agreement on behalf of such Holders, and by the undersigned's execution and delivery hereof, each such Holder shall become a party to the Collateral Agency and Intercreditor Agreement and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof].

          All communications and notices under the Collateral Agency and Intercreditor Agreement to the [Secured Party] [Representative and the Holders under the Secured Instruments referred to above] shall be given to such Person at the address set forth on Schedule I hereto.


[         ]

by
Name:
Title:



[Secured Party] [Representative]

by
Name:
Title:



CRICKET COMMUNICATIONS, INC.
(formerly known as Cricket Wireless
Communications, Inc.),

by
Name:
Title:

                                                                      SCHEDULE I



                                ADDRESS[ES] OF
                        [SECURED PARTY] [REPRESENTATIVE
                             AND SECURED PARTIES]

                                   Exhibit C
                                   ---------

               AMENDED AND RESTATED INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT (this "Agreement") dated as of June ____, 2000, among CRICKET COMMUNICATIONS, INC. (formerly known as Cricket Wireless Communications, Inc.), a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, and including its successors and assigns in such capacity, the "Collateral Agent") for the Secured Parties.

     Reference is made to (a) the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of June ____, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent and (b) the Guarantee Agreement and the other Support Documents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Guarantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

     The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreements. The Guarantors have guaranteed such Loans and the other Obligations pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure the Obligations pursuant to the Security Documents. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower, the Guarantors and the Collateral Agent of an agreement in the form hereof. The Borrower may from time to time incur Permitted Additional Obligations that are required to be guaranteed pursuant to the Guarantee Agreement and secured under the Security Documents.

     Accordingly, the Borrower, each Guarantor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Indemnity and Subrogation.  In addition to all such rights of
                -------------------------
indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

     SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing
                ----------------------------
Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3. Subordination. Notwithstanding any provision of this Agreement
                -------------
to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations which are then due and payable, whether at maturity, by acceleration or otherwise, and none of such rights shall be exercised, and no payments with respect to such rights shall be permitted or shall be paid by any Contributing Guarantor or received or accepted by or on behalf of any Claiming Guarantor, at any time when any Obligations which are then due and payable, whether at maturity, by acceleration or otherwise, remain unpaid. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

     SECTION 4. Termination. This Agreement shall survive and be in full force
                -----------
and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Secured Instrument Commitments have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the insolvency, bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. No Waiver; Amendment.
                --------------------

          (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply and the Collateral Agent, subject to any consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

     SECTION 7. Notices. All communications and notices hereunder shall be in
                -------
writing and given as provided in the Guarantee Agreement and addressed as specified therein.

     SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any
                ------------------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void), except as expressly contemplated by this Agreement or the other Support Documents. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement and any Security Documents to which it is a party in accordance with the Support Documents and the Secured Instruments, such Guarantor will cease to have any rights or obligations under this Agreement.

     SECTION 9. Survival of Agreement; Severability.
                -----------------------------------

          (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Support Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the extension of credit by any Secured Party pursuant to the Secured Instruments and shall continue in full force and effect until this Agreement shall terminate.

          (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts. This Agreement may be executed in counterparts
                 ------------
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 11. Rules of Interpretation. The rules of interpretation specified
                 -----------------------
in Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

     SECTION 12. Additional Guarantors. Upon execution and delivery, after the
                 ---------------------
date hereof, by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1 hereto, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Guarantors and any one or more Guarantors may be released from its obligations hereunder without the consent or agreement of any other Guarantor.

     SECTION 13. Amendment and Restatement.  This Agreement shall constitute an
                 -------------------------
amendment and restatement of that certain Indemnity, Subrogation and Contribution Agreement dated as of November 24, 1999, by and among the parties hereto (the "Original Agreement"). From and after the date hereof, all indebtedness, liabilities, obligations, security interests and liens arising under the Original Agreement are hereby deemed to be renewed and continued, and not extinguished, discharged or satisfied, and are hereafter evidenced by and governed in accordance with this Agreement. All references in the Collateral Agency and Intercreditor Agreement and elsewhere to the Original Agreement shall be deemed to mean this Agreement, as an amendment and restatement of the Original Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                              CRICKET COMMUNICATIONS, INC. (formerly known as Cricket Wireless Communications, Inc.),

                              By   __________________________________
                                   Name:
                                   Title:


                              EACH SUBSIDIARY LISTED ON SCHEDULE I,

                              By   __________________________________
                                   Name:
                                   Title:


                              EACH LICENSE SUBSIDIARY LISTED ON SCHEDULE I,

                              By   __________________________________
                                   Name:
                                   Title:


                              STATE STREET BANK AND TRUST COMPANY, as Collateral Agent,

                              By   __________________________________
                                   Name:
                                   Title:

                                                               Schedule I to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement


                                  GUARANTORS



Guarantor                                         Address
---------                                         --------

[To be completed.]

                                                                  Annex 1 to the
                                 Amended and Restated Indemnity, Subrogation and
                                                          Contribution Agreement


               SUPPLEMENT NO. [ ] dated as of [________________], to the Amended and Restated Indemnity, Subrogation and Contribution Agreement dated as of June ____, 2000 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among CRICKET COMMUNICATIONS, INC. (formerly known as Cricket Wireless Communications, Inc.), a Delaware corporation (the "Borrower"),each subsidiary of the Borrower listed on Schedule I thereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each such Subsidiary and each such License Subsidiary individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured.

     A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Indemnity, Subrogation and Contribution Agreement) and (b) the Indemnity, Subrogation and Contribution Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement.

     C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Secured Parties to make loans under the applicable Secured Instruments. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiary Loan Parties may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of one or more of the Credit Agreements to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments and as consideration for loans previously made under the Secured Instruments.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and

Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                                   Annex 1-2

     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                              [NAME OF NEW GUARANTOR],

                              By   __________________________________
                                   Name:
                                   Title:


                              STATE STREET BANK AND TRUST COMPANY, as Collateral Agent,

                              By   __________________________________
                                   Name:
                                   Title:

                                   Annex 1-3

                       Schedule I to Supplement No. [_]
                       to the Indemnity, Subrogation and
                            Contribution Agreement


                                  GUARANTORS


Name                                     Address
----                                     -------

                                   Exhibit D
                                   ---------

                               PARENT AGREEMENT
                               ----------------

     PARENT AGREEMENT dated as of August 28, 2000, among LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent") and NORTEL NETWORKS
                                                  ------
INC., as administrative agent (in such capacity, the "Administrative Agent") for
                                                      --------------------
the Lenders (as defined in the Credit Agreement referred to below).

     Reference is made to the Credit Agreement dated as of August 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among Cricket Communications, Inc. (the "Borrower"), Cricket
---------                                             --------
Communications Holdings, Inc., the lenders from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used herein and not
 -------
defined herein shall have meanings assigned to such terms in the Credit
Agreement.

     The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower is a subsidiary of the Parent. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Parent of an agreement in the form hereof to set forth certain covenants, agreements and obligations of the Parent.

     Accordingly, the Parent and the Administrative Agent, on behalf of itself and each Lender (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Covenants. Until the Commitments have expired or terminated and
                ---------
the principal of and interest on each Loan and all fees payable under the Credit Agreement shall have been paid in full, the Parent hereby covenants and agrees with the Administrative Agent that:

          (a) The Parent will not, nor will it permit any of its direct or indirect subsidiaries (other than the Borrower and the Subsidiary Loan Parties) to, engage to any material extent in the wireless telecommunications and data networking business or any business that competes with the business conducted by the Borrower and the Subsidiary Loan Parties, in each case, in the United States.

          (b) The Parent and its subsidiaries (other than the Borrower and the Subsidiary Loan Parties) will cause all assets owned by the Parent and its subsidiaries (i) that are used predominantly in the business of the Borrower and the Subsidiary Loan Parties or (ii) for which the Parent or its subsidiaries have (A) ordered equipment for deployment or (B) commenced site acquisition, in each case, for the market in which such assets are to be located, to be owned by the Borrower and the Subsidiary Loan Parties.

     SECTION 2. Waivers; Amendment.
                ------------------

          (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Parent therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Parent in any case shall entitle the Parent to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Parent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 3. Notices. All communications and notices hereunder shall be in
                -------
writing and given as provided in Section 9.01 of the Credit Agreement; provided
                                                                       --------
that any communication or notice hereunder to the Parent shall be given to it at 10307 Pacific Center Court, San Diego, California 92121, attention of James Hoffmann, Secretary (Telecopy No. 858-882-6010).

     SECTION 4. Further Assurances. The Parent agrees to do such further acts
                ------------------
and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

     SECTION 5. Binding Effect; Several Agreement; Assignments. Whenever in this
                ----------------------------------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Parent that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Parent when a counterpart hereof executed on behalf of the Parent shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Parent and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Administrative Agent and the other Secured Parties, and their respective successors and assigns.

     SECTION 6. Survival of Agreement; Severability.
                -----------------------------------

          (a) All covenants, agreements, representations and warranties made by the Parent herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

          (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 5. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9. Rules of Interpretation. The rules of interpretation specified
                -----------------------
in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 10. Jurisdiction; Consent to Service of Process.
                 -------------------------------------------

          (a) The Parent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party (as defined in the Collateral Agency Agreement) may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent or its properties in the courts of any jurisdiction.

          (b) The Parent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
                 --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         LEAP WIRELESS INTERNATIONAL, INC.



                                    By: _________________________
                                    Name: _______________________
                                    Title: ______________________


                                         NORTEL NETWORKS INC., as
                                         Administrative Agent



                                    By: _________________________
                                    Name: _______________________
                                    Title: ______________________

                                   Exhibit E
                                   ---------

          GUARANTEE AGREEMENT (this "Agreement") dated as of August 28, 2000,
                                     ---------
     from LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Guarantor") in favor of STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, and including its successors and assigns in such capacity, the "Collateral Agent"), for the Secured Parties.

     Reference is made to the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 28, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among Cricket Communications, Inc., a Delaware corporation (the "Borrower"), the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. The Guarantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement.

     The lenders (the "Nortel Lenders") under the Credit Agreement dated as of August 28, 2000, among the Borrower, Holdings, the Nortel Lenders and Nortel Networks Inc., as administrative agent (the "Nortel Credit Agreement") have agreed to make loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Nortel Credit Agreement. The Guarantor is the indirect owner of 100% of the capital stock of the Borrower and acknowledges that it will derive substantial benefit from the making of loans to the Borrower under the Nortel Credit Agreement. The obligations of the Nortel Lenders to make loans to the Borrower are conditioned on, among other things, the execution and delivery by the Guarantor of a Guarantee Agreement in the form hereof. In addition, Section 9.04 of the Collateral Agency and Intercreditor Agreement provides, in part, that no Secured Party (including the Nortel Lenders) may accept any Guarantee of any of the Obligations unless such Guarantee guarantees the payment of all of the Obligations on a pari passu basis. In order to induce the Nortel Lenders to make loans under the Nortel Credit Agreement, the Guarantor is willing to execute this Agreement.

     Accordingly, the Guarantor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Guarantee. (a) As used herein, a "Guaranty Event" shall occur
                ---------
at any time that the following three conditions shall have occurred or shall have been satisfied:

               (i)  The Borrower, Holdings or any Subsidiary Loan Party shall:

                    (A) pay dividends or make any other distributions on or with respect to any Equity Interests of the Borrower, Holdings or such Subsidiary Loan Party owned by the Guarantor or any of the Guarantor's subsidiaries;

                    (B) pay any Indebtedness owed to the Guarantor or any of the
               Guarantor's subsidiaries;

                     (C) make loans or advances to the Guarantor or any of the
               Guarantor's subsidiaries; or

                     (D) transfer any of its property or assets to the Guarantor or any of the Guarantor's subsidiaries,

          AND

               (ii) the action described in clause (i) above is prohibited by the terms of the Lucent Credit Agreement as it exists on the date of this Agreement without giving effect to any amendment, waiver or other change thereto occurring after the date hereof to which the Required Committed Credit Facility Parties under each Credit Facility have not consented;

          AND

               (iii) the action described in (i) above is not prohibited by
          Article VI of the Nortel Credit Agreement giving effect to the provisions of Section 9.15 of the Nortel Credit Agreement.

          As used herein, the "Lucent Credit Agreement" means the Credit Agreement dated as of September 20, 1999, among Holdings, the Borrower, the lenders parties thereto and Lucent Technologies Inc., as administrative agent for such lenders, as such Credit Agreement has been amended by the First Amendment dated as of November 24, 1999, the Second Amendment dated as of January 27, 2000, the Third Amendment dated as of June 30, 2000, and the Fourth Amendment dated as of August 14, 2000.

          (b) Effective upon the occurrence of a Guaranty Event, the Guarantor unconditionally guarantees, jointly with any other guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise; provided, however, that if the Guaranty Event is of the type described in subclauses (B) through (D) of clause (i) above (a "Non-Distribution Guaranty Event"), the amount guaranteed by the Guarantor pursuant to this Agreement shall be limited to the amount of the Indebtedness paid, loans or advances made, or property or assets transferred, as the case may be, that constitute such Guaranty Event; provided further, however, if, and only if, the Guarantor does not cure such Non-Distribution Guaranty Event, or cause such Non-Distribution Guaranty Event to be cured, within 30 days after the earlier of:

               (i) the date on which the Borrower gives notice under the Lucent Credit Agreement that a Default has occurred as a result of the occurrence of a Non-Distribution Guaranty Event; and

               (ii) the date on which the Collateral Agent or any Holder notifies the Guarantor that a Non-Distribution Guaranty Event has occurred;

then the amount Guaranteed by the Guarantor pursuant to this Agreement shall not be limited in amount as provided in the immediately preceding proviso but shall be the full amount of the Obligations.

          (c)  A Non-Distribution Guaranty Event may be cured by:

                    (i) the return of the payment of Indebtedness, the repayment of the loan or advance, or the return of the transferred property or assets, as applicable;

                    (ii) the payment to the paying, advancing or transferring Loan Party of an amount equal to the Indebtedness paid, loans or advances made, or value of the property or assets transferred; or

                    (iii) the pledge of cash or cash equivalents in the amount described in clause (ii) above to the Collateral Agent as Collateral to secure the Obligations pursuant to an Additional Security Document reasonably satisfactory in form and substance to the Required Committed Credit Facility Parties under each Credit Facility.

          (d) The Guarantor agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by
                ----------------------
applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor under the provisions of any Support Document or Secured Instrument or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Support Document, any Secured Instrument, any Guarantee or any other agreement, including with respect to any other guarantor or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

     SECTION 3. Security. The Guarantor authorizes the Collateral Agent and
                --------
each of the other Secured Parties, to (a) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security,
(b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsers or other guarantors or other obligors.

     SECTION 4. Guarantee of Payment. The Guarantor further agrees that its
                --------------------
guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of
                -----------------------------------------
the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full of all the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under any Support Document, any Secured Instrument or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full of all the Obligations).

     SECTION 6. Defenses of Borrower Waived.  To the fullest extent permitted
                ---------------------------
by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full of all the Obligations. Subject to the terms of the Collateral Agency and Intercreditor Agreement, the Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

     SECTION 7. Agreement to Pay; Subordination.  In furtherance of the
                -------------------------------
foregoing and not in limitation of any other right or remedy that the Collateral Agent or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due after the occurrence of a Guaranty Event (and subject to the proviso to Section 1 hereof limiting the

Guarantors obligation in certain circumstances), whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent the amount of such unpaid Obligations to be applied by the Collateral Agent in the manner required by Article V of the Collateral Agency and Intercreditor Agreement. Upon payment by the Guarantor of any sums to the Collateral Agent, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Obligations as provided in the Subordination Agreement.

     SECTION 8.  Information. The Guarantor assumes all responsibility for being
                 -----------
and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

     SECTION 9.  Representations and Warranties.  The Guarantor represents and
                 ------------------------------
warrants as to itself that all representations and warranties relating to it contained in the Lucent Credit Agreement and the Nortel Credit Agreement are true and correct.

     SECTION 10. Termination.  The Guarantee made hereunder (a) shall terminate
                 -----------
when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have been terminated and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any guarantor upon the insolvency, bankruptcy or reorganization of the Borrower, any guarantor or otherwise. Subject to reinstatement if and to the extent necessary to provide for payment pursuant to the terms hereof of an amount previously paid that has been rescinded or otherwise restored as provided in clause (b) of the preceding sentence, the Guarantee made hereunder shall also terminate if and when all of the restrictions contained in Section 4.16 of the Indenture dated as of February 23, 2000, among the Guarantor, as issuer, Holdings, as guarantor, and State Street Bank and Trust Company, as trustee, shall have been eliminated or terminated, provided that at such time no Guaranty Event shall then exist.

     SECTION 11. Binding Effect; Assignments.  Whenever in this Agreement any
                 ---------------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that the

Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

     SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral
                 ------------------
Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Collateral Agent, subject to any consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

     SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in
                 -------
writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement; provided, however, that all such communications and notices to the Guarantor shall be delivered to:

     Leap Wireless International, Inc.
     10307 Pacific Center Court
     San Diego, California 92121

     Attention: President
     Telecopy No. (619) 882-6010

With a copy to:

     Attention: General Counsel
     Telecopy No. (619) 882-6010

     SECTION 15. Survival of Agreement; Severability. (a) All covenants,
                 -----------------------------------
agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a

Secured Instrument regardless of any investigation made by any Secured Party or on its behalf, and shall continue in full force and effect until this Agreement shall terminate.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Support Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts,
                 ------------
each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation
                 -----------------------
specified in Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) The
                 -------------------------------------------
Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against the Guarantor or its properties in the courts of any jurisdiction.

          (b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
                  --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER SUPPORT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPPORT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Right of Setoff.  While a Notice of Enforcement is in effect,
                 ---------------
each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of the Guarantor against any or all the obligations of the Guarantor then due under this Agreement, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Support Document. After any exercise of such right of setoff, the Secured Party shall give notice of such exercise to the Collateral Agent and the Guarantor; provided, however, that failure to give such notice shall not in any way affect the rights of any Secured Party. The rights of each Secured Party under this
Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                   LEAP WIRELESS INTERNATIONAL, INC.

                                   By _______________________
                                   Name: ____________________
                                   Title: ___________________

                                   STATE STREET BANK AND TRUST COMPANY, as
                                   Collateral Agent

                                   By _______________________
                                   Name: ____________________
                                   Title: ___________________

                                   Exhibit F
                                   ---------

                            PERFECTION CERTIFICATE
                            ----------------------

     Reference is made to (a) the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor
                                           -----------------------------------
Agreement"), among Cricket Communications, Inc. (the "Borrower"), Lucent
---------                                             --------
Technologies Inc., Nortel Networks Inc., Societe General, the other Representatives and Unrepresented Holders referred to therein and State Street Bank and Trust Company, as collateral agent (in such capacity, the "Collateral
                                                                    ----------
Agent") and (b) the Security Agreement dated as of November 24, 1999 (as
-----
amended, supplemented or otherwise modified from time to time, the "Security
                                                                    --------
Agreement"), among the Grantors (as defined therein) and the Collateral Agent.
---------
Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement and the Security Agreement.

     The undersigned, a Financial Officer and the chief legal officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

     1.   Names.
          -----

     (a) The exact corporate name of each Grantor, as such name appears in its respective certificate or articles of incorporation, is as follows:

          __________________________________________________________________

     (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

          __________________________________________________________________

     (c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its
                                 ----------
identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1
                                                                     ----------
the information required by Sections 1 and 2 of this Certificate as to each
                            ----------     -
acquiree or constituent party to a merger or consolidation.

     (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     (e)  Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

     2.   Current Locations.
          -----------------

     (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor        Mailing Address          County         State
-------        ---------------          ------         -----


     (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor        Mailing Address          County         State
-------        ---------------          ------         -----


     (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor        Mailing Address          County         State
-------        ---------------          ------         -----


     (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor        Mailing Address          County         State
-------        ---------------          ------         -----


     (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor        Mailing Address          County         State
-------        ---------------          ------         -----


     3.   Unusual Transactions.  All Accounts Receivable have been originated by
          --------------------
the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

     4.   File Search Reports.  Attached hereto as Schedule 4(A) are true copies
          -------------------                      -------------
of file search reports from the Uniform Commercial Code filing offices where filings described in Schedule 6 are to be made. Attached hereto as Schedule 4(B)
                     ----------                                    -------------
is a true copy of each financing statement or other filing identified in such file search reports.

     5.   UCC Filings.  Duly signed financing statements on Form UCC-1 in
          -----------
substantially the form of Schedule 5 hereto have been prepared for filing in the
                          ----------
Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.
                            ---------

     6.   Schedule of Filings.  Attached hereto as Schedule 6 is a schedule
          -------------------                      ----------
setting forth, with respect to the filings described in Section 5 above, each
                                                        ---------
filing and the filing office in which such filing is to be made.

     7.   Stock Ownership.  Attached hereto as Schedule 7 is a true and correct
          ---------------                      ----------
list of all the duly authorized, issued and outstanding Equity Interests of the Borrower and each Subsidiary Loan Party and the record and beneficial owners of such stock. Also set forth on Schedule 7 is each equity investment of the
                               ----------
Borrower and each Subsidiary Loan Party that represents 50% or less of the equity of the entity in which such investment was made.

     8.   Notes. Attached hereto as Schedule 8 is a true and correct list of all
          -----                     ----------
notes held by the Borrower and each Subsidiary Loan Party and all intercompany notes between the Borrower and each Subsidiary Loan Party and between each Subsidiary Loan Party and each other Subsidiary Loan Party.

     9.   Advances. Attached hereto as Schedule 9 is (a) a true and correct list
          --------                     ----------
of all advances made by the Borrower to any Subsidiary Loan Party or made by any Subsidiary Loan Party to the Borrower or any other Subsidiary Loan Party, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreements (as such term is defined in the Nortel Credit Agreement), and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary Loan Party.

     10.  Mortgage Filings.  Attached hereto as Schedule 10 is a schedule
          ----------------                      -----------
setting forth, with respect to each Mortgaged Property (as such term is defined in the Nortel Credit Agreement), (i) the exact corporate name of the entity that owns such property as such name appears in its certificate of formation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage (as such term is defined in the Nortel Credit Agreement) with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected lien or security interest therein.

     IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this ______ day of _________, _______.

                              CRICKET COMMUNICATIONS, INC.


                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________

                                   Exhibit G
                                   ---------

               FIRST AMENDMENT dated as of August 28, 2000, to the Subordination Agreement dated as of November 24, 1999 (as supplemented and otherwise amended, the "Subordination Agreement"), among CRICKET COMMUNICATIONS HOLDINGS, INC. ("Holdings"), CRICKET COMMUNICATIONS, INC. (the "Borrower"), LEAP WIRELESS INTERNATIONAL, INC. (the "Parent"), the Subsidiaries and License Subsidiaries party thereto (each Subsidiary, each License Subsidiary, Holdings and the Parent individually, a "Subordinated Creditor" and, collectively, the "Subordinated Creditors"), and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Subordination Agreement.


     WHEREAS the Borrower and the Subordinated Creditors have requested that certain provisions of the Subordination Agreement be amended in certain respects, and the Collateral Agent is willing to amend such provisions on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments.  (a) Clause (b) of Section 2.4 of the Subordination
                 -----------
Agreement is hereby amended and restated to read in its entirety as follows:

     "(b) an event has occurred or would occur that with notice, lapse of time or both would entitle the Required Secured Parties to deliver a Notice of Enforcement."

     (b) The last sentence of Section 5.2 of the Subordination Agreement is hereby amended and restated to read in its entirety as follows:

     "Each Subordinated Creditor agrees that it shall not assign or delegate any of its obligations under this Agreement without the prior written consent of the Collateral Agent and the Required Committed Secured Parties, and any attempted assignment or delegation without such consent shall be void and of no effect."

     (c) The phrase "Upon execution and delivery by the Agent and an Affiliate of Holdings or the Borrower or a Subsidiary Loan Party of an instrument in the form of Annex 1 attached thereto" in the first sentence of Section 5.9 is hereby amended to read in its entirety "Upon execution and delivery by the Collateral Agent and an Affiliate of Holdings or the Borrower or a Subsidiary Loan Party of an instrument in the form of Annex 1 attached thereto".

     SECTION 2. Representations and Warranties. The Borrower and each of the
                -------------------------------
Subordinated Creditors hereby jointly and severally represent and warrant to the Collateral Agent that this Amendment has been duly authorized, executed and delivered by the Borrower and each of the Subordinated Creditors and each of this Amendment and the Subordination Agreement as amended hereby constitutes a legal, valid and binding obligation of the Borrower and each of the Subordinated Creditors, enforceable in accordance with its terms.

     SECTION 3. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
                --------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 4. Subordination Agreement. Except as expressly amended hereby,
                ------------------------
the Subordination Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Subordination Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Subordination Agreement shall be deemed to refer to the Subordination Agreement as amended by this Amendment.

     SECTION 5. Expenses. The Borrower agrees to reimburse the Collateral
                ---------
Agent for its out-of-pocket expenses in connection with this Amendment.

     SECTION 6. Counterparts. This Amendment may be executed in two or more
                -------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                         BORROWER:
                         --------
                         CRICKET COMMUNICATIONS, INC.


                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         SUBORDINATED CREDITORS:
                         ----------------------
                         CRICKET COMMUNICATIONS HOLDINGS, INC.


                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         CHASE TELECOMMUNICATIONS, INC.
                         CHASETEL LICENSEE CORP.
                         CHASETEL REAL ESTATE HOLDING COMPANY, INC.
                         CRICKET ARIZONA PROPERTY COMPANY
                         CRICKET ARKANSAS PROPERTY COMPANY
                         CRICKET COLORADO PROPERTY COMPANY
                         CRICKET GEORGIA PROPERTY COMPANY
                         CRICKET HOLDINGS DAYTON, INC.
                         CRICKET KANSAS PROPERTY COMPANY
                         CRICKET LICENSEE (NORTH CAROLINA), INC.,
                            formerly known as Cricket Holdings, Inc.
                         CRICKET LICENSEE (REAUCTION), INC.
                         CRICKET NEW MEXICO PROPERTY COMPANY
                         CRICKET NORTH CAROLINA PROPERTY COMPANY
                         CRICKET OKLAHOMA PROPERTY COMPANY
                         CRICKET PENNSYLVANIA PROPERTY COMPANY
                         CRICKET UTAH PROPERTY COMPANY
                         CRICKET WASHINGTON PROPERTY COMPANY


                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         LEAP WIRELESS INTERNATIONAL, INC.


                         By: _______________________________
                         Name: _____________________________
                         Title: ____________________________


                         COLLATERAL AGENT:
                         ----------------
                         STATE STREET BANK AND TRUST COMPANY, as
                         Collateral Agent


                         By: _______________________________
                         Name: _____________________________
                         Title: ____________________________

                                 SCHEDULE 2.01
                                 -------------

                                  COMMITMENTS

              Lender                                    Commitment
              ------                                   ------------
              Nortel Networks Inc.                     $525,000,000